This is filed pursuant to Rule 497(e).
File Nos. 33-49530 and 811-06730.

  [LOGO]ALLIANCEBERNSTEIN(R)
        Investment Research and Management

The AllianceBernstein Growth Funds

The AllianceBernstein Growth Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return.

--------------------------------------------------------------------------------
PROSPECTUS
--------------------------------------------------------------------------------

                                                             -------------------
                                                                November 1, 2005
                                                                     (as amended
                                                              December 30, 2005)
                                                             -------------------

Domestic Growth Funds

>     AllianceBernstein Large Cap Growth Fund

>     AllianceBernstein Growth Fund

>     AllianceBernstein Mid-Cap Growth Fund

>     AllianceBernstein Small Cap Growth Portfolio

Global Growth Funds

>     AllianceBernstein Global Technology Fund

>     AllianceBernstein Global Health Care Fund

>     AllianceBernstein Global Research Growth Fund

>     AllianceBernstein International Research Growth Fund

>     AllianceBernstein International Growth Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
---------------------------
>  Are Not FDIC Insured
>  May Lose Value
>  Are Not Bank Guaranteed
---------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                         Page

RISK/RETURN SUMMARY.....................................................    3

Domestic Growth Funds...................................................    4
Global Growth Funds.....................................................    9
Summary of Principal Risks..............................................   16
Principal Risks by Fund.................................................   17

FEES AND EXPENSES OF THE FUNDS..........................................   18

INVESTING IN THE FUNDS..................................................   21

How To Buy Shares.......................................................   21
The Different Share Class Expenses......................................   22
Sales Charge Reduction Programs.........................................   23
CDSC Waivers and Other Programs.........................................   24
The "Pros" and "Cons" of Different Share Classes........................   25
Payments To Financial Advisors and Their Firms..........................   25
How To Exchange Shares..................................................   27
How To Sell or Redeem Shares............................................   27
Frequent Purchases and Redemptions of Fund
  Shares................................................................   27
How The Funds Value Their Shares........................................   29

GLOSSARY................................................................   29

DESCRIPTION OF THE FUNDS................................................   30

Investment Objectives and Principal Policies............................   31
Description of Additional Investment Practices..........................   36
Additional Risk Considerations..........................................   44

MANAGEMENT OF THE FUNDS.................................................   45

DIVIDENDS, DISTRIBUTIONS AND TAXES......................................   52

CONVERSION FEATURE......................................................   53

GENERAL INFORMATION.....................................................   53

FINANCIAL HIGHLIGHTS....................................................   53

APPENDIX A: HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION.............   64

The Funds'  investment  adviser is Alliance  Capital  Management  L.P., a global
investment   manager   providing   diversified   services  to  institutions  and
individuals through a broad line of investments including 120 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the AllianceBernstein Growth Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.

The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks begins on page 16.

More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Fund showing its average annual returns before and after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:


o how the Fund's average annual returns, before and (for Class A shares) after taxes, for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad-based securities market index; and

o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).

A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.

DOMESTIC GROWTH FUNDS

The Domestic Growth Funds offer investors seeking capital appreciation a range of alternative approaches to investing primarily in U.S. equity markets.

AllianceBernstein Large Cap Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of approximately 500 companies.

The Fund has historically invested the majority of its assets in the common stocks of large-capitalization companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies. For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from $978 million to almost $351 billion as of September 30, 2005, the Fund normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

Normally, the Fund invests in about 40 - 60 companies that Alliance believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The 25 most highly regarded of these companies usually constitute approximately 70% of the Fund's net assets. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

Among the principal risks of investing in the Fund is market risk. Because the Fund invests in a smaller number of companies than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

--------------------------------------------------------------------------------

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2004)
--------------------------------------------------------------------------------
                                            1          5           10
                                          Year**     Years**     Years**
--------------------------------------------------------------------------------
Class A***      Return Before Taxes        3.58%     -12.13%      9.33%
                ----------------------------------------------------------------
                Return After Taxes
                on Distributions           3.58%     -12.43%      8.26%
                ----------------------------------------------------------------
                Return After Taxes
                on Distributions and
                Sale of Fund Shares        2.33%      -9.83%      7.91%
--------------------------------------------------------------------------------
Class B         Return Before Taxes        3.41%     -12.02%      9.20%
--------------------------------------------------------------------------------
Class C         Return Before Taxes        6.39%     -12.00%      9.05%
--------------------------------------------------------------------------------
Advisor Class   Return Before Taxes        8.49%     -11.10%     10.16%
--------------------------------------------------------------------------------
Russell 1000    (reflects no deduction
Growth          for fees, expenses,
Index           or taxes)                  6.30%      -9.29%       9.59%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date for Advisor Class shares: 10/1/96. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

***   After-tax Returns:

      -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

      -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      --  Are  not   relevant  to  investors   who  hold  fund  shares   through
          tax-deferred   arrangements   such  as  401(k)  plans  or   individual
          retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 7.07%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 46.87   24.14   32.67   49.31   28.98  -19.87   -23.92  -32.38    22.71  8.19
--------------------------------------------------------------------------------
   95      96      97      98      99      00       01     02       03     04

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 31.05%, 4th quarter, 1998; and Worst Quarter was down -19.84%, 3rd quarter, 2001.

AllianceBernstein Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
--------------------------------------------------------------------------------

The Fund invests primarily in equity securities of U.S. companies judged by our research to have leading industry positions, sustainable competitive advantages and superior prospective earnings growth.

Investment selections are made from a universe of more than 500 covered securities. The Fund has the flexibility to invest across the capitalization spectrum reflecting the full scope of Alliance's internal research.

Among the principal risks of investing in the Fund is market risk. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2004)
--------------------------------------------------------------------------------
                                            1           5          10
                                           Year       Years      Years**
--------------------------------------------------------------------------------
Class A***      Return Before Taxes       10.15%      -8.18%      7.85%
                ----------------------------------------------------------------
                Return After Taxes
                on Distributions          10.15%      -8.72%      6.66%
                ----------------------------------------------------------------
                Return After Taxes
                on Distributions and
                Sale of Fund Shares        6.59%      -6.90%      6.52%
--------------------------------------------------------------------------------
Class B         Return Before Taxes       10.17%      -8.07%      7.70%
--------------------------------------------------------------------------------
Class C         Return Before Taxes       13.25%      -8.04%      7.56%
--------------------------------------------------------------------------------
Advisor Class   Return Before Taxes       15.42%      -7.10%      8.65%
--------------------------------------------------------------------------------
Russell 3000    (reflects no deduction
Growth          for fees, expenses,
Index           or taxes)                  6.93%      -8.87%      9.30%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


** Inception Date for Advisor Class shares: 10/1/96. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

***   After-tax Returns:

      -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

      -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      --  Are  not   relevant  to  investors   who  hold  fund  shares   through
          tax-deferred   arrangements   such  as  401(k)  plans  or   individual
          retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 5.78%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 29.49   23.20   27.09   28.17   25.59   -18.47   -24.49  -28.63   34.88  15.03
--------------------------------------------------------------------------------
   95      96      97      98     99       00       01       02      03     04

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 28.86%, 4th quarter, 1998; and Worst Quarter was down -23.60%, 1st quarter, 2001.

AllianceBernstein Mid-Cap Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund normally invests substantially all of its assets in high-quality common stocks that Alliance expects to increase in value. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of mid-capitalization companies. For these purposes, "mid-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies constituting the Russell Midcap(R) Growth Index. The market capitalizations of companies in the Russell Midcap(R) Growth Index ranged from $913 million to $18.057 billion as of September 30, 2005. The capitalization range of companies in the Russell Midcap(R) Growth Index will change with the markets and the Fund typically invests in common stocks with market capitalizations of between $1 billion and $15 billion at time of purchase.

Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2004)
--------------------------------------------------------------------------------
                                            1           5           10
                                           Year       Years      Years**
--------------------------------------------------------------------------------
Class A***      Return Before Taxes       14.21%      -2.56%      9.45%
                ----------------------------------------------------------------
                Return After Taxes
                on Distributions          14.21%      -2.86%      6.99%
                ----------------------------------------------------------------
                Return After Taxes
                on Distributions and
                Sale of Fund Shares        9.24%      -2.33%      6.89%
--------------------------------------------------------------------------------
Class B         Return Before Taxes       14.22%      -2.57%      9.18%
--------------------------------------------------------------------------------
Class C         Return Before Taxes       17.26%      -2.57%      8.97%
--------------------------------------------------------------------------------
Advisor Class   Return Before Taxes       19.53%      -1.50%     10.17%
--------------------------------------------------------------------------------
Russell         (reflects no deduction
Mid-Cap         for fees, expenses,
Growth Index    or taxes)                 15.48%      -3.36%     11.23%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Dates for Advisor Class shares: 10/1/96. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

***   After-tax Returns:

      -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

      -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      --  Are  not   relevant  to  investors   who  hold  fund  shares   through
          tax-deferred   arrangements   such  as  401(k)  plans  or   individual
          retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 0.46%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 34.84   17.54   36.01   -2.72   33.90   -15.88  -18.08  -32.72   65.96   19.23
--------------------------------------------------------------------------------
   95      96      97      98      99      00      01       02      03      04

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 26.41%, 4th quarter, 1999; and Worst Quarter was down -25.52%, 3rd quarter, 2001.

AllianceBernstein Small Cap Growth Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Normally, the Fund invests in about 100-125 companies.

The  Fund  invests  in  well-known  and  established  companies  and in new  and unseasoned companies. The Fund can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. The Fund's investment policies, which are aggressive, emphasize investments in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. When selecting securities, Alliance looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above average earnings growth rates. In making specific investment decisions for the Fund, Alliance will employ a "bottom-up" stock selection process.

Among the principal risks of investing in the Fund is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2004)
--------------------------------------------------------------------------------
                                             1          5          10
                                           Year       Years      Years**
--------------------------------------------------------------------------------
Class A***      Return Before Taxes        9.10%      -2.55%      8.08%
                ----------------------------------------------------------------
                Return After Taxes
                on Distributions           9.10%      -3.32%      6.07%
                ----------------------------------------------------------------
                Return After Taxes
                on Distributions and
                Sale of Fund Shares        5.92%      -2.61%      5.85%
--------------------------------------------------------------------------------
Class B         Return Before Taxes        9.04%      -2.48%      7.88%
--------------------------------------------------------------------------------
Class C         Return Before Taxes       12.13%      -2.45%      7.72%
--------------------------------------------------------------------------------
Advisor Class   Return Before Taxes       14.25%      -1.38%      8.87%
--------------------------------------------------------------------------------
Russell         (reflects no deduction
2000            for fees, expenses,
Growth Index    or taxes)                 14.31%      -3.57%      7.12%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date for Advisor Class shares: 10/1/96. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

***   After-tax Returns:

      -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

      -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      --  Are  not   relevant  to  investors   who  hold  fund  shares   through
          tax-deferred   arrangements   such  as  401(k)  plans  or   individual
          retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 1.33%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 47.64    32.62   17.24  -4.57   12.96   -7.61   -13.64   -31.84  48.09   13.95
--------------------------------------------------------------------------------
   95      96      97      98      99      00      01       02      03     04

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 25.05%, 4th quarter, 2001; and Worst Quarter was down -28.79%, 3rd quarter, 2001.

GLOBAL GROWTH FUNDS

The Global Growth Funds offer investors seeking long-term capital appreciation a range of alternative approaches to investing in foreign securities.

AllianceBernstein Global Technology Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies that are involved in the production, creation or marketing of technology products and services or that use technology extensively in the development of new or improved products or processes. The Fund invests in well-known, established companies as well as new, smaller or less-seasoned companies. The Fund invests in a global portfolio of securities of U.S. and non-U.S. companies selected for their capital appreciation potential.

Alliance adjusts the Fund's exposure to particular national economies based on its perception of the most favorable issuers. The Fund may invest in any company and industry and in any type of security with potential for capital appreciation. The Fund may invest in foreign securities, foreign government securities and securities issued by U.S. companies as Alliance considers most advantageous. In addition, the Fund may invest without limit in securities of issuers in any one foreign country and in emerging market countries.

Among the principal risks of investing in the Fund are market risk, industry/sector risk, capitalization risk, foreign risk and currency risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2004)
--------------------------------------------------------------------------------
                                            1          5           10
                                          Year**     Years**     Years**
--------------------------------------------------------------------------------
Class A***      Return Before Taxes        0.47%     -14.62%      8.75%
                ----------------------------------------------------------------
                Return After Taxes
                on Distributions           0.47%     -14.84%      8.08%
                ----------------------------------------------------------------
                Return After Taxes
                on Distributions and
                Sale of Fund Shares        0.31%     -11.71%      7.56%
--------------------------------------------------------------------------------
Class B         Return Before Taxes        0.13%     -14.53%      8.59%
--------------------------------------------------------------------------------
Class C         Return Before Taxes        3.19%     -14.51%      8.43%
--------------------------------------------------------------------------------
Advisor Class   Return Before Taxes        5.29%     -13.62%      9.55%
--------------------------------------------------------------------------------
MSCI World      (reflects no
Information     deduction for
Technology      fees, expenses,
Index (Net)+    or taxes)                  2.48%     -17.47%      10.35%
--------------------------------------------------------------------------------
MSCI            (reflects no
World           deduction for
Index (Net)+    fees, expenses,
                or taxes)                 14.72%      -2.45%      8.09%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date for Advisor Class shares: 10/1/96. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares, respectively.

***   After-tax Returns:

      -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

      -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      --  Are  not   relevant  to  investors   who  hold  fund  shares   through
          tax-deferred   arrangements   such  as  401(k)  plans  or   individual
          retirement  accounts.

+     The MSCI World Information Technology Index (Net) and the MSCI World Index
      (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 0.60%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 45.80   19.41    4.54   63.14   71.78   -24.62  -25.88  -42.95   41.67   4.93
--------------------------------------------------------------------------------
   95      96      97      98      99      00      01       02      03     04

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 44.57%, 4th quarter, 1999; and Worst Quarter was down -35.31%, 3rd quarter, 2001.

AllianceBernstein Global Health Care Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Under  normal  circumstances,  the Fund  invests  at  least  80%,  and  normally substantially all, of its net assets in securities issued by companies principally engaged in health care and health care-related industries ("Health Care Industries") (companies principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders). Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in a portfolio of securities of U.S. and non-U.S. companies that are expected to profit from the development of new products and services for these industries. Alliance adjusts the Fund's exposure to particular national economies based on its perception of the most favorable markets and issuers. The Fund may invest in new, smaller or less-seasoned companies as well as in larger, established companies in Health Care Industries.

The Fund may invest in foreign securities, foreign government securities and securities issued by U.S. companies as Alliance considers most advantageous. In addition, the Fund may invest without limit in securities of issuers in any one foreign country and in emerging market countries.

Among the principal risks of investing in the Fund are market risk and industry/sector risk. Unlike many other equity funds, the Fund invests in the securities of companies principally engaged in Health Care Industries. As a result, certain economic conditions and market changes that affect those industries may have a more significant effect on the Fund's net asset value than on the value of a more broadly diversified fund. For example, the Fund's share price could be affected by changes in competition, legislation or government regulation, government funding, product liability and other litigation, the obsolescence or development of products, or other factors specific to Health Care Industries. The Fund's investments in foreign securities have foreign risk and currency risk. The Fund's investments in small- to mid-capitalization companies have capitalization risk. These investments may be more volatile than investments in large-cap companies.

--------------------------------------------------------------------------------

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2004)
--------------------------------------------------------------------------------
                                            1           5          Since
                                          Year        Years     Inception**
--------------------------------------------------------------------------------
Class A***      Return Before Taxes       1.73%        1.99%      2.42%
                ----------------------------------------------------------------
                Return After Taxes
                on Distributions          1.72%        1.94%      2.37%
                ----------------------------------------------------------------
                Return After Taxes
                on Distributions and
                Sale of Fund Shares       1.12%        1.67%      2.05%
--------------------------------------------------------------------------------
Class B         Return Before Taxes       1.49%        2.13%      2.49%
--------------------------------------------------------------------------------
Class C         Return Before Taxes       4.49%        2.13%      2.50%
--------------------------------------------------------------------------------
Advisor Class   Return Before Taxes       6.53%        3.37%      3.72%
--------------------------------------------------------------------------------
MSCI World      (reflects no deduction
Healthcare      for fees, expenses
Index (Net)+    or taxes)                 6.00%        2.68%      1.85%
--------------------------------------------------------------------------------
MSCI            (reflects no
World           deduction for
Index (Net)+    fees, expenses,
                or taxes)                 14.72%      -2.45%      0.41%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    Inception Date for all Classes is 8/27/99.

***   After-tax Returns:

      -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

      -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      --  Are  not   relevant  to  investors   who  hold  fund  shares   through
          tax-deferred   arrangements   such  as  401(k)  plans  or   individual
          retirement  accounts.

+ The MSCI World Healthcare Index (Net) and the MSCI World Index (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual return in the bar chart is for the Fund's Class A shares and does not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 11.88%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a     n/a     n/a     n/a   31.44    -17.56  -17.24  21.05   6.22
--------------------------------------------------------------------------------
   95      96      97      98      99      00       01       02     03     04

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 13.76%, 2nd quarter, 2000; and Worst Quarter was down -19.20%, 1st quarter, 2001.

AllianceBernstein Global Research Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in a global portfolio of equity securities of companies within various market sectors selected by Alliance for their growth potential. Examples of the types of market sectors into which Alliance may invest the Fund's assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Alliance's Global Research Growth Portfolio Oversight Group, in consultation with the research sector heads, is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector. Alliance allocates the Fund's investments among the selected market sectors based on its assessment of both current and forecasted economic and investment conditions. A research sector head for each sector is responsible for stock selection within that sector. Within each sector, stock selection emphasizes investment in companies representing the research sector head groups' top picks for their respective sectors. The Fund invests, under normal circumstances, in the equity securities
of   companies   based   in   at   least   three   countries   (and   normally
substantially more), one of which may be the United States. The Fund also invests in securities of companies in emerging markets.

Among the principal risks of investing in the Fund are market risk, foreign risk, currency risk, industry/sector risk, capitalization risk and allocation risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2004)
--------------------------------------------------------------------------------
                                                        1         Since
                                                      Year**   Inception**
--------------------------------------------------------------------------------
Class A***      Return Before Taxes                    7.50%     17.12%
                ----------------------------------------------------------------
                Return After Taxes
                on Distributions                       7.39%     16.36%
                ----------------------------------------------------------------
                Return After Taxes
                on Distributions and
                Sale of Fund Shares                    5.00%     14.43%
--------------------------------------------------------------------------------
Class B         Return Before Taxes                    7.42%     17.71%
--------------------------------------------------------------------------------
Class C         Return Before Taxes                   10.42%     18.35%
--------------------------------------------------------------------------------
Advisor Class   Return Before Taxes                   12.55%     19.55%
--------------------------------------------------------------------------------
MSCI World      (reflects no deduction
Index (Net)+    for fees, expenses,
                or taxes)                             14.72%     20.20%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    Inception Date for all Classes is 07/22/02.

***   After-tax Returns:

      -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these shares have different expense ratios.

      -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      --  Are  not   relevant  to  investors   who  hold  Fund  shares   through
          tax-deferred   arrangements   such  as  401(k)  plans  or   individual
          retirement  accounts.

+ The MSCI World Index (Net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 11.33%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a     n/a     n/a     n/a     n/a      n/a     n/a   34.28%  12.25%
--------------------------------------------------------------------------------
   95      96      97      98      99      00       01      02      03      04

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 14.56%, 2nd quarter, 2003; and Worst Quarter was down -2.56%, 1st quarter, 2003.

AllianceBernstein International Research Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in an international portfolio of equity securities of companies within various market sectors selected by Alliance for their growth potential. Examples of the types of market sectors into which Alliance may invest the Fund's assets include, but are not limited to, telecommunications, information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. A senior industry analyst for each sector is responsible for stock selection within that sector.

Alliance's International Research Growth Portfolio Oversight Group, in consultation with the senior industry analysts, is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector. Alliance allocates the Fund's investments among the selected market sectors based on its assessment of both current and forecasted investment conditions and opportunities.

Within each sector, stock selection emphasizes investment in companies representing the industry analyst groups' top picks for their respective sectors. The Fund invests, under normal circumstances, in the equity securities of companies domiciled in at least three countries (and normally substantially more) other than the United States. The Fund invests in securities of companies in both developed and emerging markets countries. Alliance expects that normally the Fund's portfolio will tend to emphasize investments of companies with market capitalizations of at least $3 billion at the time of investment, although the Fund may invest in companies with smaller market capitalizations from time to time.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2004)
--------------------------------------------------------------------------------
                                                 1          5         Since
                                               Year       Years    Inception**
--------------------------------------------------------------------------------
Class A***          Return Before Taxes        8.28%      -7.79%     -0.23%
                    ------------------------------------------------------------
                    Return After Taxes
                    on Distributions           8.28%      -7.79%     -0.38%
                    ------------------------------------------------------------
                    Return After Taxes
                    on Distributions and
                    Sale of Fund Shares        5.38%      -6.45%     -0.26%
--------------------------------------------------------------------------------
Class B             Return Before Taxes        8.11%      -7.70%     -0.35%
--------------------------------------------------------------------------------
Class C             Return Before Taxes       11.23%      -7.66%     -0.33%
--------------------------------------------------------------------------------
Advisor Class       Return Before Taxes       13.44%      -6.71%      0.68%
--------------------------------------------------------------------------------
MSCI AC             (reflects no deduction
World Index         for fees, expenses,
(ex.  U.S.)(Net)+   or taxes)                 20.91%        N/A        N/A
--------------------------------------------------------------------------------
MSCI EAFE           (reflects  no deduction
Growth Index        for fees, expenses,
(Net)+              or taxes)                 16.48%      -5.77%      0.64%
--------------------------------------------------------------------------------

*     Average annual total returns reflect  imposition of the maximum  front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    Inception Date for all Classes is 3/3/98.

***   After-tax Returns:

      -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

      -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      --  Are  not   relevant  to  investors   who  hold  Fund  shares   through
          tax-deferred   arrangements   such  as  401(k)  plans  or   individual
          retirement accounts.

+ The MSCI AC World Index (ex. U.S.) and the MSCI EAFE Growth Index reflect the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, the annual return would be less than that shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 11.87%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a     n/a     n/a    47.21  -25.35   -20.17   -18.45   26.66  13.08
--------------------------------------------------------------------------------
   95      96      97      98      99       00      01       02       03    04

                                                               Calendar Year End

Best Quarter was 30.43%, 4th quarter, 1999; and Worst Quarter was -21.26%, 3rd quarter, 2002

AllianceBernstein International Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The International Growth investment process relies upon comprehensive fundamental company research produced by our large research team of over 40 non-U.S. analysts covering both developed and emerging markets around the globe. Research-driven stock selection is the primary driver of the portfolio's return and all other decisions, such as country allocation, are generally the result of the stock selection process. The International Growth Fund Management Team uses our analysts' research recommendations to assess investments for the Fund. They also consider input from the heads of global sector research with the goal of identifying the most attractive portfolio candidates that display superior earnings growth and reasonable valuations.

The Portfolio Management Team then builds a portfolio of our best research-driven investment ideas. While individual portfolio manager input is central to this decision making process, the collective judgment of the team is utilized to shape all holdings. The final portfolio consists of approximately 100-130 stocks. The Portfolio Oversight Group regularly reviews the country and sector allocations within the Fund to monitor the Fund's risk profile and to make adjustments, if appropriate.

The goal of this investment process is to build a portfolio that capitalizes on the unique insights of our fundamental research within the optimal risk/reward framework. The Fund's investments include companies that are established as a result of privatizations of state enterprises. The Fund invests, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more) other than the United States.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk.

--------------------------------------------------------------------------------

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2004)
--------------------------------------------------------------------------------
                                                1           5          10
                                               Year       Years      Years**
--------------------------------------------------------------------------------
Class A***          Return Before Taxes       18.62%      -0.32%      9.38%
                    ------------------------------------------------------------
                    Return After Taxes
                    on Distributions          18.88%      -0.88%      7.62%
                    ------------------------------------------------------------
                    Return After Taxes
                    on Distributions and
                    Sale of Fund Shares       12.48%      -0.52%      7.27%
--------------------------------------------------------------------------------
Class B             Return Before Taxes       18.93%      -0.22%      9.21%
--------------------------------------------------------------------------------
Class C             Return Before Taxes       21.93%      -0.21%      9.21%
--------------------------------------------------------------------------------
Advisor Class       Return Before Taxes       24.20%       0.88%     10.18%
--------------------------------------------------------------------------------
MSCI AC             (reflects no deduction
World Index         for fees, expenses,
(ex.  U.S.)(Net)+   or taxes)                 20.91%        N/A        N/A
--------------------------------------------------------------------------------
MSCI World          (reflects no deduction
Index (ex.          for fees, expenses,
U.S.)(Net)+         or taxes)                 20.84%      -0.43%      6.27%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    Inception  Dates for Class C shares:  2/8/95 and for Advisor Class shares:
      10/1/96. Performance information for periods prior to the inception of Class C and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares and the lower expense ratio of Advisor Class shares, respectively.

***   After-tax Returns:

      -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

      -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      --  Are  not   relevant  to  investors   who  hold  Fund  shares   through
          tax-deferred   arrangements   such  as  401(k)  plans  or   individual
          retirement accounts.

+ The MSCI AC World Index (ex. U.S.) (Net) and the MSCI World Index (ex. U.S.) (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, the annual return would be less than that shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 16.39%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  4.91   23.14    13.18   8.92   56.33    -25.33  -18.13   -6.22    44.72  23.85
--------------------------------------------------------------------------------
   95      96      97      98      99       00      01       02       03    04

                                                               Calendar Year End

Best Quarter was 34.15%, 4th quarter, 1999; and Worst Quarter was -17.44%, 3rd quarter, 1998.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All of the Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. All of the AllianceBernstein Growth Funds are subject to market risk.

INDUSTRY/SECTOR RISK

This is the risk of investments in a particular industry or industry sector. Market or economic factors affecting that industry or group of related industries could have a major effect on the value of a Fund's investments. Funds particularly subject to this risk are AllianceBernstein Global Technology Fund and AllianceBernstein Global Health Care Fund. This risk may be greater for AllianceBernstein Global Technology Fund because technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

CAPITALIZATION RISK

This is the risk of investments in small- to mid-capitalization companies. AllianceBernstein Growth Fund, AllianceBernstein Mid-Cap Growth Fund, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Global Technology Fund, AllianceBernstein Global Health Care Fund, AllianceBernstein Global Research Growth Fund, AllianceBernstein International Research Growth Fund and AllianceBernstein International Growth Fund are particularly subject to capitalization risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

FOREIGN RISK

This is the risk of investments in issuers located in foreign countries. All AllianceBernstein Growth Funds that invest in foreign securities are subject to this risk, including, in particular, AllianceBernstein Global Technology Fund, AllianceBernstein Global Health Care Fund, AllianceBernstein Global Research Growth Fund, AllianceBernstein International Research Growth Fund and AllianceBernstein International Growth Fund. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds that invest in foreign securities are subject to this risk, including, in particular, AllianceBernstein Global Technology Fund, AllianceBernstein Global Health Care Fund, AllianceBernstein Global Research Growth Fund, AllianceBernstein International Research Growth Fund and AllianceBernstein International Growth Fund.

MANAGEMENT RISK

Each AllianceBernstein Growth Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result.

FOCUSED PORTFOLIO RISK

Funds, such as AllianceBernstein Large Cap Growth Fund, that invest in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

ALLOCATION RISK

This is the risk that the allocation of a Fund's investments among industry sectors may have a more significant effect on the Fund's net asset value when one of these sectors is performing more poorly than the others. AllianceBernstein Global Research Growth Fund is particularly subject to this risk.

PRINCIPAL RISKS BY FUND
--------------------------------------------------------------------------------

The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

----------------------------------------------------------------------------------------------------------------------------------
                                              Industry/    Capital-                                          Focused
                                   Market      Sector      ization     Foreign    Currency      Manage-     Portfolio   Allocation
Fund                                Risk        Risk         Risk       Risk        Risk       ment Risk      Risk         Risk
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Large Cap
Growth Fund                           o                                                            o            o
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth Fund         o                       o                                    o
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Mid-Cap
Growth Fund                           o                       o                                    o
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap

Growth Fund                           o                       o                                    o
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global
Technology Fund                       o           o           o           o           o            o
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global
Health Care Fund                      o           o           o           o           o            o
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global
Research Growth Fund                  o                       o           o           o            o                         o
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International
Research Growth Fund                  o                                   o           o            o
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
International Growth Fund             o                                   o           o            o
----------------------------------------------------------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                          Class A         Class B        Class C       Advisor Class
                                                           Shares          Shares         Shares          Shares
                                                          --------       ---------      ----------     -------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)             4.25%(a)          None           None            None

Maximum Deferred Sales Charge (Load)                        None         4.00%*(a)      1.00%**(a)         None
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)

Exchange Fee                                                None            None           None            None

(a)   Class  A  sales   charges  may  be  reduced  or   eliminated   in  certain
      circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A, B and C shares may also be subject to waiver in certain circumstances. See "Investing in the Funds, CDSC Waivers and Other Programs" in the Prospectus and "Purchase of Shares" in the Statement of Additional Information or SAI.

* Class B shares automatically convert to Class A shares after 8 years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00%

      annually to 0% after the 4th year.

**    For Class C shares, the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                          Operating Expenses
----------------------------------------------------------------------

AllianceBernstein
Large Cap Growth                                               Advisor
Fund                            Class A   Class B   Class C     Class
                                -------   -------   -------    -------
    Management fees                 .70%      .70%      .70%       .70%
    Distribution and/or
       service (12b-1) fees         .30%     1.00%     1.00%      None
    Other expenses
       Transfer agent               .44%      .49%      .46%       .44%
       Other expenses               .06%      .06%      .06%       .06%
                                -------   -------   -------    -------
    Total other expenses            .50%      .55%      .52%       .50%
                                -------   -------   -------    -------
    Total fund operating
       expenses (a)                1.50%     2.25%     2.22%      1.20%
                                =======   =======   =======    =======

                                          Examples
--------------------------------------------------------------------------------------------

                                                                                    Advisor
                   Class A     Class B+     Class B++    Class C+     Class C++      Class
                  ---------    ---------    ---------    ---------    ---------    ---------
After 1 year      $     571    $     628    $     228    $     325    $     225    $     122
After 3 years     $     879    $     903    $     703    $     694    $     694    $     381
After 5 years     $   1,209    $   1,205    $   1,205    $   1,190    $   1,190    $     660
After 10 years    $   2,139    $   2,396    $   2,396    $   2,554    $   2,554    $   1,455

                          Operating Expenses
----------------------------------------------------------------------

AllianceBernstein                                              Advisor
Growth Fund                     Class A   Class B   Class C     Class
                                -------   -------   -------    -------
    Management fees                 .75%      .75%      .75%       .75%
    Distribution and/or
       service (12b-1) fees         .30%     1.00%     1.00%      None
    Other expenses
       Transfer agent               .38%      .43%      .39%       .38%
       Other expenses               .06%      .06%      .06%       .06%

                                -------   -------   -------    -------
   Total other expenses             .44%      .49%      .45%       .44%
                                -------   -------   -------    -------
   Total fund operating
       expenses (a)                1.49%     2.24%     2.20%      1.19%
                                =======   =======   =======    =======

                                          Examples
--------------------------------------------------------------------------------------------

                                                                                    Advisor
                   Class A     Class B+     Class B++    Class C+     Class C++      Class
                  ---------    ---------    ---------    ---------    ---------    ---------
After 1 year      $     570    $     627    $     227    $     323    $     223    $     121
After 3 years     $     876    $     900    $     700    $     688    $     688    $     378
After 5 years     $   1,204    $   1,200    $   1,200    $   1,180    $   1,180    $     654
After 10 years    $   2,129    $   2,386    $   2,386    $   2,534    $   2,534    $   1,443

--------------------------------------------------------------------------------
Please refer to the footnotes on page 20.

                          Operating Expenses
----------------------------------------------------------------------

AllianceBernstein
Mid-Cap Growth                                                 Advisor
Fund                            Class A   Class B   Class C     Class
                                -------   -------   -------    -------
    Management fees                 .71%      .71%      .71%       .71%
    Distribution and/or
       service (12b-1) fees         .22%     1.00%     1.00%      None
    Other expenses
       Transfer agent               .21%      .25%      .23%       .21%
       Other expenses               .11%      .11%      .11%       .12%
                                --------  -------   -------    -------
    Total other expenses            .32%      .36%      .34%       .33%
                                --------  -------   -------    -------
    Total fund operating
       expenses (a)                1.25%     2.07%     2.05%      1.04%
                                =======   =======   =======    =======

                                          Examples
--------------------------------------------------------------------------------------------

                                                                                    Advisor
                   Class A     Class B+     Class B++    Class C+     Class C++      Class
                  ---------    ---------    ---------    ---------    ---------    ---------
After 1 year      $     547    $     610    $     210    $     308    $     208    $     106
After 3 years     $     805    $     849    $     649    $     643    $     643    $     331
After 5 years     $   1,082    $   1,114    $   1,114    $   1,103    $   1,103    $     574
After 10 years    $   1,872    $   2,190    $   2,190    $   2,379    $   2,379    $   1,271

                          Operating Expenses
----------------------------------------------------------------------

AllianceBernstein
Small Cap Growth                                               Advisor
Portfolio                       Class A   Class B   Class C     Class
                                -------   -------   -------    -------
    Management fees                 .75%      .75%      .75%       .75%
    Distribution and/or
       service (12b-1) fees         .27%     1.00%     1.00%      None
    Other expenses
       Transfer agent               .38%      .46%      .41%       .38%
       Other expenses               .20%      .19%      .20%       .21%
                                -------   -------   -------    -------
    Total other expenses            .58%      .65%      .61%       .59%
                                -------   -------   -------    -------
    Total fund operating
       expenses (a)                1.60%     2.40%     2.36%      1.34%
                                =======   =======   =======    =======

                                          Examples
--------------------------------------------------------------------------------------------

                                                                                    Advisor
                   Class A     Class B+     Class B++    Class C+     Class C++      Class
                  ---------    ---------    ---------    ---------    ---------    ---------
After 1 year      $     581    $     643    $     243    $     339    $     239    $     136
After 3 years     $     908    $     948    $     748    $     736    $     736    $     425
After 5 years     $   1,259    $   1,280    $   1,280    $   1,260    $   1,260    $     734
After 10 years    $   2,244    $   2,538    $   2,538    $   2,696    $   2,696    $   1,613

                          Operating Expenses
----------------------------------------------------------------------

AllianceBernstein
Global Technology                                              Advisor
Fund                            Class A   Class B   Class C     Class
                                -------   -------   -------    -------
    Management fees                 .73%      .73%      .73%       .73%
    Distribution and/or
       service (12b-1) fees         .30%     1.00%     1.00%      None
    Other expenses
       Transfer agent               .53%      .61%      .56%       .53%
       Other expenses               .10%      .09%      .10%       .09%
                                -------   -------   -------    -------
    Total other expenses            .63%      .70%      .66%       .62%
                                -------   -------   -------    -------
    Total fund operating
       expenses (a)                1.66%     2.43%     2.39%      1.35%
                                =======   =======   =======    =======

                                          Examples
--------------------------------------------------------------------------------------------

                                                                                    Advisor
                   Class A     Class B+     Class B++    Class C+     Class C++      Class
                  ---------    ---------    ---------    ---------    ---------    ---------
After 1 year      $     587    $     646    $     246    $     342    $     242    $     137
After 3 years     $     926    $     958    $     758    $     745    $     745    $     428
After 5 years     $   1,289    $   1,296    $   1,296    $   1,275    $   1,275    $     739
After 10 years    $   2,307    $   2,576    $   2,576    $   2,726    $   2,726    $   1,624

                          Operating Expenses
----------------------------------------------------------------------

AllianceBernstein
Global Health Care                                             Advisor
Fund                            Class A   Class B   Class C     Class
                                -------   -------   -------    -------
    Management fees                 .75%      .75%      .75%       .75%
    Distribution and/or
       service (12b-1) fees         .30%     1.00%     1.00%      None
    Other expenses
       Transfer agent               .40%      .46%      .43%       .40%
       Other expenses               .35%      .34%      .34%       .35%
                                -------   -------   -------    -------
   Total other expenses             .75%      .80%      .77%       .75%
                                -------   -------   -------    -------
   Total fund operating
       expenses (a)                1.80%     2.55%     2.52%      1.50%
                                =======   =======   =======    =======

                                          Examples
--------------------------------------------------------------------------------------------

                                                                                    Advisor
                   Class A     Class B+     Class B++    Class C+     Class C++      Class
                  ---------    ---------    ---------    ---------    ---------    ---------
After 1 year      $     600    $     658    $     258    $     355    $     255    $     153
After 3 years     $     967    $     993    $     793    $     785    $     785    $     474
After 5 years     $   1,358    $   1,355    $   1,355    $   1,340    $   1,340    $     818
After 10 years    $   2,451    $   2,702    $   2,702    $   2,856    $   2,856    $   1,791

                          Operating Expenses
----------------------------------------------------------------------

AllianceBernstein

Global Research                                                Advisor
Growth Fund                     Class A   Class B   Class C     Class
                                -------   -------   -------    -------
    Management fees                 .75%      .75%      .75%       .75%
    Distribution and/or
       service (12b-1) fees         .30%     1.00%     1.00%      None
    Other expenses
       Transfer agent               .13%      .20%      .18%       .13%
       Other expenses              1.28%     1.45%     1.31%      1.26%
                                -------   -------   -------    -------
   Total other expenses            1.41%     1.65%     1.49%      1.39%
                                -------   -------   -------    -------
   Total fund operating
       expenses (a)                2.46%     3.40%     3.24%      2.14%
                                =======   =======   =======    =======
   Waiver and/or expense
       reimbursement (b)           (.96)%   (1.20)%   (1.04)%     (.94)%
                                -------   -------   -------    -------
   Net expenses                    1.50%     2.20%     2.20%      1.20%
                                =======   =======   =======    =======

                                          Examples
--------------------------------------------------------------------------------------------

                                                                                      Advisor
                     Class A     Class B+     Class B++    Class C+     Class C++      Class
                    ---------   ----------    ---------    ---------    ---------    ---------
After 1 year        $     571   $      623    $     223    $     323    $     223    $     122
After 3 years (c)   $   1,071   $    1,133    $     933    $     901    $     901    $     579
After 5 years (c)   $   1,597   $    1,667    $   1,667    $   1,603    $   1,603    $   1,063
After 10 years (c)  $   3,033   $    3,391    $   3,391    $   3,469    $   3,469    $   2,398

--------------------------------------------------------------------------------
Please refer to the footnotes on page 20.

                          Operating Expenses
----------------------------------------------------------------------

AllianceBernstein
International Research                                         Advisor
Growth Fund                     Class A   Class B   Class C     Class
                                -------   -------   -------    -------
    Management fees                 .75%      .75%      .75%       .75%
    Distribution and/or
       service (12b-1) fees         .30%     1.00%     1.00%      None
    Other expenses
       Transfer agent               .40%      .50%      .44%       .41%
       Other expenses               .62%      .65%      .65%       .66%
                                -------   -------   -------    -------
    Total other expenses           1.02%     1.15%     1.09%      1.07%
                                -------   -------   -------    -------
    Total fund operating
       expenses (a)                2.07%     2.90%     2.84%      1.82%
                                =======   =======   =======    =======
    Waiver and/or expense
       reimbursement (d)           (.42)%    (.55)%    (.49)%     (.47)%
                                -------   -------   -------    -------
    Net expenses                   1.65%     2.35%     2.35%      1.35%
                                =======   =======   =======    =======

                                          Examples
--------------------------------------------------------------------------------------------

                                                                                    Advisor
                   Class A     Class B+     Class B++    Class C+     Class C++      Class
                  ---------    ---------    ---------    ---------    ---------    ---------
After 1 year      $     586    $     638    $     238    $     338    $     238    $     137
After 3 years(c)  $   1,007    $   1,046    $     846    $     834    $     834    $     527
After 5 years(c)  $   1,454    $   1,480    $   1,480    $   1,456    $   1,456    $     941
After 10 years(c) $   2,691    $   2,987    $   2,987    $   3,131    $   3,131    $   2,099

                          Operating Expenses
----------------------------------------------------------------------

AllianceBernstein
International                                                  Advisor
Growth Fund                     Class A   Class B   Class C     Class
                                -------   -------   -------    -------
    Management fees                 .75%      .75%      .75%       .75%
    Distribution and/or
       service (12b-1) fees         .30%     1.00%     1.00%      None
    Other expenses
       Transfer agent               .24%      .30%      .26%       .23%
       Other expenses               .28%      .28%      .28%       .27%
                                -------   -------   -------    -------
    Total other expenses            .52%      .58%      .54%       .50%
                                -------   -------   -------    -------
    Total fund operating
       expenses (a)                1.57%     2.34%     2.29%      1.25%
                                =======   =======   =======    =======

                                          Examples
--------------------------------------------------------------------------------------------

                                                                                    Advisor
                   Class A     Class B+     Class B++    Class C+     Class C++      Class
                  ---------    ---------    ---------    ---------    ---------    ---------
After 1 year      $     578    $     636    $     236    $     332    $     232    $     127
After 3 years     $     900    $     927    $     727    $     715    $     715    $     397
After 5 years     $   1,244    $   1,250    $   1,250    $   1,225    $   1,225    $     686
After 10 years    $   2,213    $   2,484    $   2,484    $   2,626    $   2,626    $   1,511

--------------------------------------------------------------------------------
+ Assumes redemption at end of period and, with respect to shares held for 10 years, conversion of Class B shares to Class A shares after eight years.

++ Assumes no redemption at end of period and, with respect to shares held for 10 years, conversion of Class B shares to Class A shares after eight years.

(a) Does not reflect expenses attributable to costs of proxy solicitation which is expected to occur in fiscal year 2006. These expenses are estimated to be:

      Fund                                                             Amount
      -----                                                           --------
      AllianceBernstein Large Cap Growth Fund                           .15%
      AllianceBernstein Growth Fund                                     .11%
      AllianceBernstein Mid-Cap Growth Fund                             .05%
      AllianceBernstein Small Cap Growth Portfolio                      .15%
      AllianceBernstein Global Technology Fund                          .19%
      AllianceBernstein Global Health Care Fund                         .12%
      AllianceBernstein Global Research Growth Fund                     .05%
      AllianceBernstein International Research Growth Fund              .14%
      AllianceBernstein International Growth Fund                       .05%

(b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms. Certain fees waived or expenses borne by Alliance through August 31, 2003 may be reimbursed by the Fund until August 31, 2005. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed 1.50% for Class A shares, 2.20% for Class B and Class C shares, and 1.20% for Advisor Class shares, or cause the total reimbursement payments to exceed the Fund's total initial organizational and offering expenses.

(c) These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial period.

(d) Restated to reflect Alliance's contractual waiver effective May 10, 2005, for the International Research Growth Fund of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's fiscal year ending July 31, 2006 and may be extended by Alliance for additional one year terms.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Fund that are offered in this Prospectus. The Funds offer four classes of shares through this Prospectus. Retirement shares of the Funds (except AllianceBernstein International Research Growth Fund) are available through a separate Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The Pros and Cons of
Different Share Classes" below. Keep in mind that only Class A shares offer Quantity Discounts on sales charges, as described more fully under "Sales Charge Reduction Programs" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors, pension plan consultants or other "financial intermediaries" who distribute shares of the Funds and your individual financial advisor under "Payments to Financial Advisors and their Firms."

HOW TO BUY SHARES


Class A, Class B and Class C Shares

You may purchase a Fund's Class A, Class B, or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM.

Purchases Minimums and Maximums

Minimums:*

      --Initial:                   $    2,500
      --Subsequent:                $       50

--------------------------------------------------------------------------------
* These purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment Program" and "Employee Benefit Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM.

Maximum Individual Purchase Amount:

      --Class A shares                   None
      --Class B shares             $  100,000
      --Class C Shares             $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined net asset value or NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Subscription Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. Alliance Global Investor Services, Inc., or AGIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Advisor Class Shares

You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM;

o through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

o by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds.

Each Fund's SAI has more detailed information about who may purchase and hold Advisor Class shares.

Employee Benefit Plans

Special eligibility rules apply to some employee benefit plans. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

o     Traditional and ROTH IRAs (the minimums listed in the table above apply);

o     SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

o AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

o     AllianceBernstein   Link,   AllianceBernstein   Individual   401(k),   and
      AllianceBernstein SIMPLE IRA plans; and

o certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.

Class B shares are generally not available to group retirement plans; however, group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

Required Information

A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

A Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Subscription Application.

General

ABIRM may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees), initial sales charges and/or CDSCs. Please see below for a discussion of how CDSCs are calculated. If you are not eligible to buy Advisor Class shares, you will need to choose among Class A, Class B and Class C shares. Only Class A shares offer Quantity Discounts, as described below under "Sales Charge Reduction Programs."

--------------------------------------------------------------------------------
                            What is a Rule 12b-1 Fee?

A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the relevant Fund's fee table near the front of the Prospectus.
--------------------------------------------------------------------------------

Asset-based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

Each Fund has adopted plans under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                       Distribution and/or Service
                         (Rule 12b-1) Fee (as a
                         Percentage of Aggregate
                        Average Daily Net Assets)
                       ---------------------------
Class A                            .30%*
Class B                           1.00%
Class C                           1.00%
Advisor Class                      None

--------------------------------------------------------------------------------
* The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of AllianceBernstein Growth Fund and AllianceBernstein Large Cap Growth Fund is .50% of the aggregate average daily net assets. The Directors of AllianceBernstein Growth Fund and AllianceBernstein Large Cap Growth Fund currently limit the payments to .30%.

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares -- Initial Sales Charge Alternative

You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Purchases of Class A shares in excess of $1,000,000 are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1%. When a non-AllianceBernstein sponsored group retirement plan terminates a Fund as an investment option within one year, all investments in Class A shares of the Fund through the plan are subject to a 1% CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an

AllianceBernstein-sponsored group retirement plan program within one year, investments in the Funds' Class A shares through the plan are subject to a 1% CDSC upon redemption.

Class B Shares -- Deferred Sales Charge Alternative

You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

              Year Since Purchase        CDSC
              --------------------       ----
              First                      4.0%
              Second                     3.0%
              Third                      2.0%
              Fourth                     1.0%
              Fifth and thereafter       None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares -- Asset-Based Sales Charge Alternative

You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

--------------------------------------------------------------------------------
                           How is the CDSC Calculated?

The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.
--------------------------------------------------------------------------------

Advisor Class Shares -- Fee-Based Program Alternative

You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges. However, when you purchase Advisor Class shares through your financial advisor, your financial advisor may charge a fee. Advisor Class shares are not available to everyone. See "How to Buy Shares" above.

SALES CHARGE REDUCTION PROGRAMS

This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Fund or your financial intermediary in order to be eligible for sales charge reduction programs.

Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "Reducing or Eliminating Sales Charges"). More information on Breakpoints and other sales charge waivers is available in each Fund's SAI.

Required Shareholder Information and Records

In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AllianceBernstein Mutual Funds held in:

o     all  of  the   shareholder's   accounts   at  the  Funds  or  a  financial
      intermediary;

o     any account of the shareholder at another financial intermediary; and

o accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

--------------------------------------------------------------------------------
                          You Can Reduce Sales Charges
                           When Buying Class A Shares
--------------------------------------------------------------------------------

Breakpoints or Quantity Discounts Offered by the Funds

The Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Fund is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share Quantity Discounts is as follows:

                                     Initial Sales Charge
                                 -----------------------------
                                    As % of          As % of
                                  Net Amount        Offering
Amount Purchased                   Invested           Price
                                 -------------     -----------
Up to $100,000                       4.44%            4.25%
$100,000 up to $250,000              3.36             3.25
$250,000 up to $500,000              2.30             2.25
$500,000 up to $1,000,000            1.78             1.75
$1,000,000 and above                 0.00             0.00

Rights of Accumulation

To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment of a Fund with the value of existing investments in the Fund, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges

A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Fund into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

o an individual, his or her spouse, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

o a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

o     the employee benefit plans of a single employer; or

o any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

Letter of Intent

An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Funds offer a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. The Fund will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Fund will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

Other Programs

Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege. These additional programs are described under "CDSC Waivers and Other Programs" below.

Class A Shares -- Sales at NAV

The Funds may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

o     AllianceBernstein   Link,   AllianceBernstein   Individual   401(k),   and
      AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

o     investment  management  clients of Alliance or its  affiliates,  including
      clients  and   prospective   clients  of   Alliance's   AllianceBernstein
      Institutional Investment Management division;

o present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of Alliance, ABIRM, AGIS and their affiliates or their spouses, siblings, direct ancestors or direct descendants or any trust, individual retirement account or retirement plan account for the benefit of such person;

o officers, directors and present full-time employees of selected dealers or agents, their spouses, or any trust, individual retirement account or retirement plan account for the benefit of such person; or

o persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services.

CDSC WAIVERS AND OTHER PROGRAMS

--------------------------------------------------------------------------------
                    Here Are Some Ways To Avoid Or Minimize
                             Charges On Redemption
--------------------------------------------------------------------------------

CDSC Waivers

The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

o     permitted exchanges of shares;

o     following the death or disability of a shareholder;

o if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70-1/2; or

o if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Dividend Reinvestment Program

Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Fund under the Fund's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Dividend Direction Plan

A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Automatic Investment Program

The Automatic Investment Program allows investors to purchase shares of a Fund through preauthorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders who committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their program despite the $50 monthly minimum discussed above. Please see a Funds' SAI for more details.

Reinstatement Privilege

A shareholder who has redeemed all or any portion of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBerstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date, and, for Class B shares, a CDSC has been paid and ABIRM has approved, at its discretion, the reinstatement of the shares.

Systematic Withdrawal Plan

The Funds offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES

The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares can be more costly than Class A shares over the long run due to their substantially higher 12b-1 fees. Class B shares redeemed within four years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B, or Class C shares. See "Payments to Financial Advisors and their Firms" below.

Other

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, or other financial intermediary, with respect to the purchase, sale, or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the minimum initial and subsequent investment amounts.

You should consult your financial advisor for assistance in choosing a class of Fund shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS

Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

--------------------------------------------------------------------------------
                        What is a Financial Intermediary?

A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.
--------------------------------------------------------------------------------

In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABIRM to financial intermediaries selling Class A shares. ABIRM may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class B shares, ABIRM may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

In the case of Class C shares, ABIRM may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

--------------------------------------------------------------------------------
Your financial advisor's firm receives compensation from the Funds, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

-     upfront sales commissions

-     12b-1 fees

-     additional distribution support

-     defrayal of costs for educational seminars and training

- payments related to providing shareholder record-keeping and/or transfer agency services

Please read this Prospectus carefully for information on this compensation.
--------------------------------------------------------------------------------

Other Payments for Distribution Services and Educational Support

In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and
(b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABIRM may pay a portion of "ticket" or other transactional charges.

For 2005, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17,500,000. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16,000,000, for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABIRM access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABIRM's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Funds and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Funds -- Transfer Agency Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds -- Annual Operating Expenses" in the Prospectus.

--------------------------------------------------------------------------------
If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, Alliance, ABIRM and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.
--------------------------------------------------------------------------------

As of the date of this Prospectus, ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Advest
  A.G.Edwards
  AIG Financial Advisors
  Ameriprise Financial Services
  AXA Advisors
  Banc of America
  Bank One Securities Corp.
  BNY Investment Center
  Charles Schwab
  Chase Investment Services
  Citicorp Investment Services
  Citigroup Global Markets
  Commonwealth Financial Network
  Independent Financial Marketing Group
  ING Advisors Network
  Legg Mason
  Lincoln Financial Advisors
  Linsco/Private Ledger
  McDonald Investments
  Merrill Lynch
  Morgan Stanley
  Mutual Service Corporation
  National Financial
  National Planning Holdings
  New England Securities
  PFS Investments
  Piper Jaffray
  Raymond James
  RBC Dain Rauscher
  Securities America
  Signator Investors
  SunTrust Bank
  UBS AG
  UBS Financial Services
  Uvest Financial Services
  Wachovia Securities
  Walnut Street Securities
  Wells Fargo Investments

Although the Funds may use brokers and dealers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund Shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES.

You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. In order to receive a day's NAV, AGIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

Selling Shares Through Your Broker or Financial Advisor

Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

Selling Shares Directly to the Fund
By Mail

      o Send a signed letter of instruction or stock power, along with certificates, to:

                     Alliance Global Investor Services, Inc.
                                 P.O. Box 786003
                           San Antonio, TX 78278-6003

      o   For certified or overnight deliveries, send to:

                     Alliance Global Investor Services, Inc.
                             8000 IH 10 W, 4th floor
                              San Antonio, TX 78230

      o For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone

      o   You may redeem your shares for which no stock  certificates  have been
          issued  by  telephone   request.   Call  AGIS  at  800-221-5672   with
          instructions on how you wish to receive your sale proceeds.

      o AGIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

      o For your protection, AGIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor Alliance, AGIS, ABIRM or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that AGIS reasonably believes to be genuine.

      o If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

      o Redemption requests by electronic funds transfer or check may not exceed $100,000 per Fund account per day.

      o Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Each Fund's Board of Directors has adopted  policies and procedures  designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Funds, through their agents, ABIRM and AGIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

o Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Funds, the Funds will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

HOW THE FUNDS VALUE THEIR SHARES

Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of a Fund's Board of Directors. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.


Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.

GLOSSARY
--------------------------------------------------------------------------------


This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, governmental agencies or other governmental entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or by government-sponsored entities.

TYPES OF COMPANIES OR COUNTRIES

Health Care Industries include the health care and health care-related (including health sciences) industries. These industries are principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders. Companies in these fields include, but are not limited to, pharmaceutical firms; companies that design, manufacture or sell medical supplies, equipment and support services; companies that operate hospitals and other health care facilities; and companies engaged in medical, diagnostic, biochemical, biotechnological or other health sciences research and development.

Non-U.S. company is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of a non-U.S. company are considered to be issued by a U.S. company.

RATING AGENCIES, RATED SECURITIES AND INDEXES

Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Investment grade securities are fixed-income securities rated Baa and above by Moody's (including Baa1, Baa2 and Baa3) or BBB and above by S&P or Fitch (including BBB+ and BBB-) or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba (including Ba1, Ba2 and Ba3) or below by Moody's or BB (including BB+ and BB-) or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

MSCI EAFE Index is Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") Index.

MSCI EAFE Growth Index is a market capitalization-weighted index that measures the performance of stock markets in Europe, Australia and the Far East with a greater- than-average growth orientation.

MSCI World Index (minus the U.S.) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of December 2004, the MSCI World Index (minus the U.S.) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.


Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa3 or higher by Moody's or AA- or higher by S&P.

Russell 1000(R) Growth Index measures the performance of those Russell 1000 Companies (the largest 1,000 U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The companies are also included in the Russell 1000(R) Growth index.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Net assets means a Fund's net assets plus any borrowings for investment purposes.

Securities Act is the Securities Act of 1933, as amended.

DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The Funds' investment objectives are not fundamental and may be changed without shareholder approval. A Fund's investment objective will not be changed without 60 days' prior written notice to shareholders.

o Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES
DOMESTIC GROWTH FUNDS

The Domestic Growth Funds offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

AllianceBernstein Large Cap Growth Fund seeks long-term growth of capital. Normally, about 40 - 60 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

The Fund has historically invested the majority of its assets in the common stocks of large-capitalization companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "large capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from $978 million to almost $351 billion as of September 30, 2005, the Fund normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of approximately 500 companies. An emphasis is placed on identifying companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance also looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

The Fund also may:

o purchase and sell exchange-traded index options and stock index futures contracts;

o write covered exchange-traded call options on its securities, and purchase and sell exchange-traded call and put options on common stocks written by others;

o     invest in rights or warrants;

o     invest in synthetic foreign equity securities;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o     invest in the securities of other investment companies; and

o     make loans of portfolio securities.

Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Prior to December 15, 2004, the Fund was known as AllianceBernstein Premier Growth Fund.

ALLIANCEBERNSTEIN GROWTH FUND

AllianceBernstein Growth Fund seeks long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities of companies judged by our research to have leading industry positions, sustainable competitive advantages and superior prospective earnings growth.

The Fund also may:

o     invest in zero-coupon and payment-in-kind bonds;

o buy or sell foreign currencies, options on foreign currencies, and foreign currency futures contracts (and related options) and enter into forward currency exchange contracts;

o     enter into forward commitments;

o buy and sell stock index futures contracts and options on stock index futures contracts for hedging purposes, and options on stock indices;

o purchase and sell futures contracts and options on futures contracts for hedging purposes, and options on U.S. Treasury securities;

o     write covered call and put options;

o     purchase and sell put and call options;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o     invest in the securities of other investment companies;

o     enter into repurchase agreements; and

o     make loans of portfolio securities.

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND

AllianceBernstein Mid-Cap Growth Fund seeks long-term growth of capital. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of mid-capitalization companies. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "mid-capitalization companies" are those that, at the time of investment have market capitalizations within the range of market capitalizations of companies constituting the Russell Midcap(R) Growth Index. The market capitalizations of companies in the Russell Midcap(R) Growth Index ranged from $913 million to $18.057 billion as of September 30, 2005. The capitalization range of companies in the Russell Midcap(R) Growth Index will change with the markets and the Fund typically invests in common stocks with market capitalizations of between $1 billion and $15 billion at time of purchase."

The Fund also may invest in other types of securities such as investment grade instruments and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund also may:

o     write exchange-traded covered call options;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o     invest in the securities of other investment companies;

o     enter into repurchase agreements; and

o     make secured loans of portfolio securities.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

AllianceBernstein Small Cap Growth Portfolio seeks long-term growth of capital.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Fund's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of June 30, 2005, there were approximately 5,018 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $6.73 billion. Normally, the Fund invests in about 100-125 companies.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. The Fund's investment policies, which are aggressive, emphasize investments in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. When selecting securities, Alliance looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above average earnings growth rates. In making specific investment decisions for the Fund, Alliance will employ a "bottom-up" stock selection process.

The Fund invests in listed and unlisted U.S. securities. The Fund can periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Fund also may:

o purchase and sell forward and futures contracts, and options on these securities for hedging purposes;

o     make short sales of securities;

o write covered call options and purchase and sell put and call options written by others;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o     invest in the securities of other investment companies; and

o     make loans of portfolio securities.

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market.

GLOBAL GROWTH FUNDS

The Global Growth Funds offer investors the opportunity to participate in the potential for long-term capital appreciation available from investment in foreign securities.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

AllianceBernstein Global Technology Fund seeks long-term growth of capital. The Fund may seek income by writing call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that are involved in the production, creation or marketing of technology products and services or that use technology extensively in the development of new or improved products or processes).

In  implementing  its  policies,  the  Fund  invests  in a global  portfolio  of securities of U.S. and non-U.S. companies selected for their capital appreciation potential. Alliance adjusts the Fund's exposure to particular national economies based on its perception of the most favorable issuers. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the appreciation potential of such securities.

The Fund seeks investments in both new, smaller and less seasoned companies and well-known, larger and established companies. Whenever possible, investments in new, smaller or less seasoned companies will be made with a view to benefiting from the development and growth of new products and markets in Technology Industries. Investments in these companies may offer more reward but may also entail more risk than is generally true of larger, established companies.

The Fund may invest in foreign securities, foreign government securities and securities issued by U.S. companies as Alliance considers most advantageous.

The Fund will invest in listed and unlisted securities. The Fund also may invest in U.S. Government Securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies as well as new and unseasoned companies.

In addition to purchasing directly securities of corporate issuers in various securities markets, the Fund may invest in depositary receipts, including ADRs, EDRs, GDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets.

The Fund also may:

o write covered call options on its securities of up to 15% of its net assets and purchase call and put options, including index put options, of up to, for all options, 10% of its net assets;

o enter into the purchase and sale of futures contracts and may purchase and write options on futures contracts.

o     enter into swap transactions;

o     invest in warrants;

o     invest in synthetic foreign equity securities;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o     invest in the securities of other investment companies; and

o     make loans of portfolio securities.

Because the Fund invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Fund's net asset value. In addition, the Fund's investments in technology stocks, especially those of smaller, less seasoned companies, tend to be more volatile than the overall market. The Fund's investments in foreign securities have foreign risk.

Prior to December 15, 2004, the Fund was known as AllianceBernstein Technology Fund.

ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND

AllianceBernstein Global Health Care Fund seeks long-term growth of capital. In seeking to achieve its investment objective, under normal circumstances the Fund invests at least 80%, and normally substantially all, of its net assets in securities issued by companies principally engaged in Health Care Industries. This policy will not be changed without 60 days' prior written notice to shareholders.

The Fund seeks investments in both new, smaller and less seasoned companies and well-known, larger and established companies. Whenever possible, investments in new, smaller or less seasoned companies will be made with a view to benefiting from the development and growth of new products and markets in Health Care Industries. Investments in these companies may offer more reward but may also entail more risk than is generally true of larger, established companies.

In implementing its policies, the Fund invests in a portfolio of securities of U.S. and non-U.S. companies selected for their capital appreciation opportunities. Alliance adjusts the Fund's exposure to particular national economies based on its perception of the most favorable markets and issuers. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the appreciation potential of such securities and the strength of that currency.

The Fund may invest in foreign securities, foreign government securities and securities issued by U.S. companies as Alliance considers most advantageous.

Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies that are expected to profit from the development of new products and services for these industries. Examples of such emerging technologies and services include:

o New methods for administering drugs to a patient, such as surgical implants and skin patches that enhance the effectiveness of the drugs and may reduce patient side effects by delivering the drugs in precise quantities over a prolonged time period or by evading natural body defense mechanisms which delay the effect of the drugs;

o Developments in medical imaging such as the application of computer technology to the output of conventional x-ray systems that allow for cross-sectional images of soft tissue and organs (CT scanning) and continuous imaging (digital radiography) as well as more advanced nuclear medicine, ultrasound and magnetic resonance imaging (MRI);

o Advances in minimally invasive surgical techniques, such as angioplasty and related technologies for diseased blood vessels and laser beams for the eye, general and cardiovascular surgery, which provide greater effectiveness, lower cost and improved patient safety than more traditional surgical techniques;

o New therapeutic pharmaceutical compounds that control or alleviate disease, including prescription and non-prescription drugs and treatment regimes for conditions not controlled, alleviated or treatable by existing medications or treatments and chemical or biological pharmaceuticals for use in diagnostic testing;

o Advances in molecular biology such as signal transduction, cell adhesion and cell to cell communication which have facilitated a rapid increase in new classes of drugs. These have included monoclonal antibodies, bio-engineered proteins and small molecules from novel synthesis and screening techniques;

o Genomics, which allows scientists to better understand the causes of human diseases, and in some cases has led to the manufacture of proteins for use as therapeutic drugs;

o Gene chips and other equipment that provides for the screening, diagnosis and treatment of diseases;

o The introduction of large scale business efficiencies to the management of nursing homes, acute and specialty hospitals as well as free-standing outpatient facilities, surgical centers and rehabilitation centers;

o Adaptations of microprocessors for use by pharmaceutical manufacturers, hospitals, doctors and others in Health Care Industries to increase distribution efficiency;

o Health care delivery organizations that combine cost effectiveness with high quality medical care and help address the rising cost of health care; and

o The sale of prescription drugs and other pharmaceuticals to consumers via the Internet.

The Fund's portfolio may also include companies that provide traditional products and services currently in use in Health Care Industries and that are likely to benefit from any increases in the general demand for such products and services. The following are examples of the products and services that may be offered by companies in Health Care Industries:

o     Drugs or  Pharmaceuticals,  including both ethical and proprietary  drugs,
      drug  administration  products  and  pharmaceutical   components  used  in
      diagnostic testing;

o Medical Equipment and Supplies, including equipment and supplies used by health service companies and individual practitioners, such as electronic equipment used for diagnosis and treatment, surgical and medical instruments and other products designed especially for Health Care Industries;

o     Health  Care  Services,   including  the  services  of  clinical   testing
      laboratories, hospitals, nursing homes, clinics, centers for convalescence and rehabilitation, and products and services for home health care; and

o     Medical  Research,   including   scientific  research  to  develop  drugs,
      processes or technologies with possible commercial application in Health Care Industries.

The Fund also may:

o     purchase or sell forward currency exchange contracts;

o     enter into forward commitments for the purchase or sale of securities;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o     invest in the securities of other investment companies;

o     enter into repurchase agreements; and

o     make secured loans of portfolio securities.

Prior to December 15, 2004, the Fund was known as AllianceBernstein Health Care Fund.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

AllianceBernstein Global Research Growth Fund seeks long-term growth of capital by investing primarily in a global portfolio of equity securities of companies within various market sectors selected by Alliance for their growth potential. Examples of the types of market sectors into which Alliance may invest the Fund's assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Alliance allocates the Fund's investments among the selected market sectors based on its assessment of both current and forecasted investment opportunities and conditions. As these conditions change, Alliance may vary the percentage allocation to each sector. Alliance may, on occasion, change the market sectors into which the Fund's assets will be invested as a sector's growth potential matures and new trends for growth emerge.

Alliance's Global Research Growth Portfolio Oversight Group, in consultation with the research sector heads is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector. Alliance believes that the ability to allocate assets among the industry sectors allows the Fund to pursue the most attractive investment trends before companies within a market sector become overpriced and to re-apportion investments as conditions warrant. Through this process, Alliance seeks to take advantage of the relative attractiveness of different market sectors as growth trends mature and new trends emerge.

Stock selection within each market sector is the responsibility of a research sector head for that sector. Alliance's internal global research staff includes full-time industry/sector oriented company equity analysts in the US and abroad. Within each sector, stock selection emphasizes investment in companies representing the research sector head groups' top picks for their respective sectors.

The Fund normally invests in the equity securities of companies located in at least three countries (and normally substantially more), one of which may be the United States. Alliance will adjust the exposure of the Fund to particular national economies based on its perception of the most favorable markets and issuers. The percentage of the assets of the portfolio invested in securities of companies in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the appreciation potential of such securities. Alliance expects that normally the Fund's portfolio will tend to emphasize investments in larger capitalization companies, although it may invest in smaller or medium capitalization companies from time to time. The Fund also may invest in securities of companies in emerging markets.

In addition to purchasing directly securities of corporate issuers in various securities markets, the Fund may invest in depositary receipts, including ADRs, EDRs, GDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets.

The Fund also may:

o     purchase and sell futures contracts and options on futures contracts;

o     purchase and sell options;

o purchase and write put and call options on foreign currencies and enter into forward currency exchange contracts for hedging purposes;

o purchase and sell exchange-traded index options and stock index futures contracts;

o     invest in warrants;

o     invest in synthetic foreign equity securities;

o     invest in the securities of other investment companies; and

o     make secured loans of portfolio securities.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

AllianceBernstein International Research Growth Fund seeks long-term growth of capital. The Fund invests primarily in an international portfolio of equity securities of companies within various market sectors selected by Alliance for their growth potential. Examples of the types of market sectors into which Alliance may invest the Fund's assets include, but are not limited to, telecommunications, information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. A senior industry analyst for each sector is responsible for stock selection within that sector.

Alliance's International Research Growth Portfolio Oversight Group, in consultation with the research sector heads, is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector. Alliance allocates the Fund's investments among the selected market sectors based on its assessment of both current and forecasted investment conditions and opportunities.

Within each sector, stock selection emphasizes investment in companies representing the industry analyst groups' top picks for their respective sectors. The Fund invests, under normal circumstances, in the equity securities of companies domiciled in at least three countries (and normally substantially more) other than the United States. The Fund invests in securities of companies in both developed and emerging markets countries. Alliance expects that normally the Fund's portfolio will tend to emphasize investments of companies with market capitalizations of at least $3 billion at the time of investment, although the Fund may invest in companies with smaller market capitalizations from time to time.

The Fund is designed for investors seeking to accumulate capital over time. Because of market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value.

Alliance depends heavily upon the fundamental analysis and research of its large global equity research team situated in numerous locations around the world. Its global equity analysts follow a research universe of approximately 900 companies outside the U.S. As one of the largest multi-national investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on the identification of companies whose superior prospective earnings growth is not fully reflected in current market valuations.

Geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. To the extent that the Fund concentrates its assets within one region or country, the Fund may be subject to any special risks associated with that region or country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. While the Fund may engage in currency hedging programs in periods in which Alliance perceives extreme exchange rate risk, the Fund normally will not make significant use of currency hedging strategies.

The Fund also may:

o     invest in convertible securities;

o     invest in rights or warrants;

o purchase and sell options and enter into futures contracts, forward contracts and other derivatives;

o     enter into standby commitment agreements;

o     enter into forward commitments;

o     enter into currency swaps for hedging purposes;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o     invest in the securities of other investment companies;

o     enter into repurchase agreements; and

o     make secured loans of portfolio securities.

Prior  to  May  10,  2005,   the  Fund  was  known  as  the   AllianceBernstein
International Premier Growth Fund.


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

AllianceBernstein International Growth Fund seeks long-term growth of capital. The Fund invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The International Growth investment process relies upon comprehensive fundamental company research produced by our large research team of over 40 non-U.S. analysts covering both developed and emerging markets around the globe. Research-driven stock selection is the primary driver of the portfolio's return and all other decisions, such as country allocation, are generally the result of the stock selection process. The Portfolio Management Team and the International Research Growth Portfolio Oversight Group, which is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector, use our analysts' research recommendations to assess investments for the Fund. They also consider input from the heads of global sector research with the goal of identifying the most attractive portfolio candidates that display superior earnings growth and reasonable valuations.

The Portfolio Management Team then builds a portfolio concentrated in our best research-driven investment ideas. While individual portfolio manager input is central to this decision making process, the collective judgment of the team is utilized to shape all holdings. The final portfolio consists of approximately 100-130 stocks. The Portfolio Oversight Group regularly reviews the country and sector allocations within the Fund to monitor the Fund's risk profile and to make adjustments, if appropriate.

The goal of this investment process is to build a portfolio that capitalizes on the unique insights of our fundamental research within the optimal risk/reward framework. The Fund's investments include companies that are established as a result of privatizations of state enterprises. The Fund invests, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more) other than the United States.

The Fund's investments in enterprises undergoing privatization may be investments in the initial offering of publicly traded equity securities of a government- or state-owned or controlled company or enterprise, or the purchase of securities of a current or former state enterprise following its initial equity offering, or, the privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership.

The Fund also may invest in debt securities and convertible debt securities. The Fund may maintain no more than 5% of its net assets in lower-rated securities. The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

o     invest in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into the purchase or sale of futures contracts on fixed income securities or foreign currencies, or futures contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock, and may purchase and write options on future contracts for hedging purposes;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o     make short sales of securities or maintain a short position;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o     invest in the securities of other investment companies;

o     enter into repurchase agreements; and

o     make secured loans of portfolio securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in debt securities and convertible securities have interest risk and credit risk.

Prior to May 13, 2005, the Fund was known as AllianceBernstein Worldwide Privatization Fund.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

Derivatives. The Funds may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives  can be used by  investors  such as the  Funds  to earn  income  and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Funds may use derivatives for one or more of these purposes. The use of derivatives may have greater risk if they are used for other than hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Fund shareholders. A Fund may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Fund's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments - options, futures, forwards, and swaps - from which virtually any type of derivative transaction can be created.

o Options -- An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

o Futures -- A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards -- A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

o Swaps -- A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Fund.

Types of Derivatives. The following describes specific types of derivatives that one or more of the Funds may use.

Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward currency exchange contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward currency exchange contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward currency exchange contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

AllianceBernstein Global Research Growth Fund's investments in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. AllianceBernstein Growth Fund also may purchase and sell foreign currency on a spot basis.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

A Fund may purchase options on futures contracts written or purchased by a Fund that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. For Funds that may invest in options on currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on currencies.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and the position is designed to provide a hedge against a decline in value in another security that the Fund owns or has the right to acquire. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options purchased or written by the AllianceBernstein Global Research Growth Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Synthetic Foreign Equity Securities. Certain of the Funds may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These type of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Funds will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S.

dollars). The cash payment is calculated according to a predetermined formula. The Funds may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Funds will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Swap Transactions. A swap transaction involves a swap agreement, which is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset, reference rate or index. A Fund will not enter into swap transactions unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized statistical rating organization, except for the AllianceBernstein Global Technology Fund, which may enter into swap transactions with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating.

Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps and total return swaps. Most swap agreements provide that when the payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; dollar-denominated payments may be exchanged for non-dollar-denominated payments; and payments tied to the price of one asset, reference rate or index may be exchanged for payments tied to the price of another asset, reference rate or index.

      o Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Fund is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

      o Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

      o Interest Rate Swaps, Caps and Floors. A Fund may enter into interest rate transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund does not intend to use these transactions in a speculative manner.

          Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

          A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. There is no limit on the amount of interest rate transactions that may be entered into by a Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of swap agreements by the Fund entails certain risks, which are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over-the-counter swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. For this reason, a swap transaction may be subject to the Fund's limitation on investments in illiquid securities.

Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. Because some swap agreements have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. Certain swap transactions may be considered to constitute borrowing transactions. Such a swap transaction will not be considered to constitute the issuance of a "senior security" by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets.

The use of a swap transaction involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if the Adviser does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables, and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or an U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets or such other amount permitted by guidance regarding the 1940 Act. Illiquid securities generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. Alliance will monitor the liquidity of a Fund's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by a Fund.

A Fund that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Loans of Portfolio Securities. Each Fund may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

Rights and Warrants. A Fund will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. The Funds may utilize short selling in order to attempt both to protect their portfolios against the effects of potential downtrends in the securities markets and as a means of enhancing their overall performance. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although a Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, a Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Zero-Coupon  and  Payment-in-Kind  Bonds.  Zero-coupon  bonds  are  issued  at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities also may include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

Portfolio Holdings. Alliance publishes a complete schedule of the portfolio holdings for the AllianceBernstein Growth Funds monthly on www.AllianceBernstein.com (click on the U.S. Investor link and then on the Pricing & Performance quick link to select the Fund). Alliance posts the schedule on the website as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. In addition, Alliance may post information about the number of securities a Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable. Each Fund's SAI includes a description of the policies and procedures that apply to disclosure of the Fund's portfolio holdings.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Currency Considerations. A substantial portion or all of the assets of AllianceBernstein Global Technology Fund, AllianceBernstein Global Health Care Fund, AllianceBernstein Global Research Growth Fund, AllianceBernstein International Research Growth Fund and AllianceBernstein International Growth Fund may be invested in securities denominated in foreign currencies. The Funds receive a corresponding portion of their revenues in foreign currencies. Therefore, the dollar equivalent of their net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investment in Privatized Enterprises by AllianceBernstein International Growth Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. There can be no assurance that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, large blocks of the stock of certain of these enterprises may be held by a small group of stockholders, after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of September 30, 2005 totaling approximately $555 billion (of which approximately $74 billion represented assets of investment companies). As of September 30, 2005, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 33 of the nation's FORTUNE 100 companies), for public employee retirement funds in 47 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 43 registered investment companies managed by Alliance, comprising 120 separate investment portfolios, currently have approximately 4.0 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:

                                  Fee as a percentage of       Fiscal
Fund                             average daily net assets    Year Ending
-----                            ------------------------    -----------
AllianceBernstein Large
   Cap Growth Fund                         .70%                7/31/05
AllianceBernstein Growth
   Fund                                    .75%                7/31/05
AllianceBernstein Mid-Cap
   Growth Fund                             .71%                7/31/05
AllianceBernstein Small Cap
   Growth Portfolio                        .75%                7/31/05
AllianceBernstein Global
   Technology Fund                         .73%                7/31/05
AllianceBernstein Global
   Health Care Fund                        .75%                6/30/05
AllianceBernstein Global
   Research Growth Fund                      0%*               6/30/05
AllianceBernstein International
   Research Growth Fund                    .61%*               7/31/05
AllianceBernstein International
   Growth Fund                             .75%                6/30/05

--------------------------------------------------------------------------------
* Fees are stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.

Except for AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Global Technology Fund and AllianceBernstein Global Research Growth Fund, a discussion regarding the basis for the Board of Directors' approval of each Fund's investment advisory agreement is available in the Fund's annual report to share- holders for the fiscal year ended shown in the table above. With respect to AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Global
Technology Fund and AllianceBernstein Global Research Growth Fund, this discussion is available in the Fund's SAI.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Funds. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS

The primary day-to-day management of and investment decisions for the AllianceBernstein Large Cap Growth Fund's portfolio are made by Mr. Thomas G. Kamp. Mr. Kamp works within the parameters set by the Adviser's Large Cap Growth Investment Team. The Adviser's Large Cap Growth Team is responsible for management of all of the Adviser's Large Cap Growth accounts. The Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Mr. Kamp is a Senior Vice President of Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, with which he has been associated in a substantially similar capacity to his current position since prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Growth Fund's portfolio are made by Mr. Alan Levi, Senior Vice President of ACMC. Mr. Levi is a member of the Adviser's U.S. Growth Team that collaborates actively on the management of the Adviser's U.S. Growth portfolios. In addition, Mr. Levi relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Mr. Levi has been responsible for the Fund's investments since 2000, and has been with the firm in a substantially similar capacity to his current position since prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Mid-Cap Growth Fund's portfolio are made by Ms. Catherine Wood, Senior Vice President of ACMC. Ms. Wood has been responsible for the Fund's investments since 2002, and has been with the firm for four years. Prior thereto, Ms. Wood was a general partner and portfolio manager with Tupelo Capital Management. Ms. Wood relies on the fundamental analysis and research of the Adviser's large internal research staff.

The management of and investment decisions for the AllianceBernstein Small Cap Growth Portfolio's portfolio are made by Alliance's team of research sector heads (the "Small Cap Growth Investment Team"). The Small Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

The following table lists the persons within the Small Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the AllianceBernstein Small Cap Growth Portfolio, the length of time that each person has been responsible for the Fund, and each person's principal occupation during the past five years:

                                         Principal Occupation During
Employee; Year; Title                    the Past Five (5) Years
--------------------------------------------------------------------------------
Bruce K. Aronow; since 1999-             Senior Vice President of ACMC
Senior Vice President of ACMC            with which he has been associated
                                         in a substantially similar capacity to
                                         his current position since prior to
                                         2000.


Kumar Kirpalani; since 2004-             Vice President of ACMC with
Vice President of ACMC                   which he has been associated in a
                                         substantially similar capacity to his
                                         current position since prior to 2000.

Samantha Lau; since 2004-                Senior Vice President of ACMC with
Senior Vice President of ACMC            which she has been associated in a
                                         substantially similar capacity to her
                                         current position since prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Global Technology Fund's portfolio are made by Ms. Janet Walsh, Senior Vice President of ACMC. Ms. Walsh is a member of the Adviser's Global Technology Research Team that collaborates actively on the management of the Adviser's technology portfolios. In addition, Ms. Walsh relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Ms. Walsh has been responsible for the Fund's investments since 2003, and has been with the firm in a substantially similar capacity to her current position since prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Global Health Care Fund's portfolio are made by Mr. Norman Fidel, Senior Vice President of ACMC. Mr. Fidel is a member of the Adviser's Global Health Care Research Team that collaborates actively on the management of the Adviser's health care portfolios. In addition, Mr. Fidel relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Mr. Fidel has been responsible for the Fund's investments since the Fund's inception, and has been with the firm in a substantially similar capacity to his current position since prior to 2000.

The day-to-day management and investment decisions for the AllianceBernstein Global Research Growth Fund are made by the Adviser's Global Research Growth research sector heads, with oversight by the Adviser's Global Research Growth Portfolio Oversight Group.

Stock selection within each market sector of the Fund's portfolio is the responsibility of a research sector head for that sector. The research sector heads rely heavily on the fundamental analysis and research of the Adviser's industry-focused equity analysts in the U.S. and abroad.

Alliance's Global Research Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the Global Research Growth research sector heads, is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector.

The following table lists the research sector heads with the responsibility for the day-to-day management of the AllianceBernstein Global Research Growth Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                         Principal Occupation During
Employee; Year; Title                    the Past Five (5) Years
--------------------------------------------------------------------------------
Norman M. Fidel; since inception;        Senior Vice President of ACMC
Senior Vice President of ACMC            with which he has been associated
                                         in a substantially similar capacity to
                                         his current position since prior to
                                         2000.

Jane E. Schneirov; since inception;      Senior Vice President of ACMC
Senior Vice President of ACMC            with which she has been
                                         associated in a substantially similar
                                         capacity to her current position
                                         since prior to 2000.

Gina M. Griffin; since inception;        Senior Vice President of ACMC
Senior Vice President of ACMC            with which she has been
                                         associated in a substantially similar
                                         capacity to her current position
                                         since prior to 2000.

                                         Principal Occupation During
Employee; Year; Title                    the Past Five (5) Years
--------------------------------------------------------------------------------
Janet A. Walsh; since inception;         Senior Vice President of ACMC
Senior Vice President of ACMC            with which she has been
                                         associated in a substantially similar
                                         capacity to her current position
                                         since prior to 2000.

Thomas A. Schmitt; since inception;      Senior Vice President of ACMC
Senior Vice President of ACMC            with which he has been associated
                                         in a substantially similar capacity to
                                         his current position since prior to
                                         2000.

Francis X. Suozzo; since inception;      Senior Vice President of ACMC
Senior Vice President of ACMC            with which he has been associated
                                         in a substantially similar capacity to
                                         his current position since prior to
                                         2000.

The day-to-day management of and investment decisions for the AllianceBernstein International Research Growth Fund's portfolio are made by the Adviser's
International Research Growth research sector heads, with oversight by the Adviser's Portfolio Oversight Group. Stock selection within each market sector of the Fund's portfolio is the responsibility of a research sector head for that sector. The research sector heads rely heavily on the fundamental analysis and research of the Adviser's industry-focused equity analysts abroad. Alliance's International Research Growth Oversight Group, comprised of senior investment professionals, in consultation with the International Research Growth research sector heads, is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector.

The following table lists the research sector heads with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                         Principal Occupation During
Employee; Year; Title                    the Past Five (5) Years
--------------------------------------------------------------------------------
Hiromitsu Agata; since May 2005;         Senior Vice President of ACAM with
Senior Vice President of Alliance        which he has been associated in a
Capital Asset Management ("ACAM")        substantially similar capacity to his
                                         current position since prior to 2000.

Isabel Buccellati; since May 2005; Vice  Vice President of ACL with which
President of Alliance Capital Limited    she has been associated in a
("ACL")                                  substantially similar capacity to her
                                         current position since prior to 2000.

William Johnston; since May 2005;        Senior Vice President of ACL with
Senior Vice President of Alliance        which he has been associated in a
Capital Limited ("ACL")                  substantially similar capacity to his
                                         current position since prior to 2000.

Valli Niththyananthan; since May 2005;   Senior Vice President of ACL with
Senior Vice President of ACL             which she has been associated
                                         since October 2000. Prior thereto,
                                         she was a research analyst at
                                         Gartmore Investment Management
                                         since prior to 2000.

Michele Patri; since May 2005; Vice      Vice President of ACL and a Non-
President of ACL                         US Developed Analyst since April
                                         2001. Prior thereto, he was a
                                         portfolio manager at Citigroup Asset
                                         Manager in London since prior to
                                         2000.

Thomas A. Schmitt; since May 2005;       Senior Vice President of ACMC with
Senior Vice President of ACMC            which he has been associated in a
                                         substantially similar capacity to his
                                         current position since prior to 2000.

                                         Principal Occupation During
Employee; Year; Title                    the Past Five (5) Years
--------------------------------------------------------------------------------
Atsushi Yamamoto; since May 2005;        Senior Vice President of ACAM with
Senior Vice President of ACAM            which he has been associated in a
                                         substantially similar capacity to his
                                         current position since prior to 2000.

The management of, and investment decisions for, the AllianceBernstein International Growth Fund's portfolio are made by the International Growth Fund Management Team, comprised of senior members of the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team. Each Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

The following table lists the persons within the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

Employee; Year; Title;                   Principal Occupation During
Underlying Investment Team               the Past Five (5) Years
--------------------------------------------------------------------------------
Michael Levy; since 2003; Senior Vice    Senior Vice President of ACL with
President of ACL; Global Emerging        which he has been associated in a
Growth Investment Team                   substantially similar capacity to his
                                         current position since prior to 2000.

Edward Baker III; since 2002; Senior     Senior Vice President and Chief
Vice  President of ACMC; Global          Investment Officer-Emerging
Emerging Growth Investment Team          Markets of ACMC with which he
                                         has been associated in a
                                         substantially similar capacity to his
                                         current position since prior to 2000.

Christopher Toub; since May 2005;        Executive Vice President of ACMC
Executive Vice President of ACMC;        with which he has been associated
International Large Cap Growth           in a substantially similar capacity to
Investment Team                          his current position since prior to
                                         2000.

The Funds' SAIs have more detailed information about Alliance and other Fund service providers.

PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS.

Institutional accounts. In addition to its support in managing the assets of AllianceBernstein Large Cap Growth Fund, the Large Cap Growth team currently has ultimate responsibility for the management of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for AllianceBernstein Large Cap Growth Fund. The Historical Portfolios are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which AllianceBernstein Large Cap Growth Fund, as a registered investment company, is subject and which, if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios.

Set forth below is performance data provided by Alliance relating to the Historical Portfolios for the period during which the Large Cap

Growth Team has managed the Historical Portfolios. As of June 30, 2005 the assets in the Historical Portfolios totaled approximately $17,920.4 million from 143 accounts. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of the maximum fee charged to any single account in the composite (0.75%), which is a lower fee than the advisory fee historically associated with an investment in the fund and will therefor result in higher performance for these accounts as compared to the Fund. The performance data is also net of all brokerage commissions charged to those accounts, calculated on a monthly basis. Alliance has prepared and presented this data in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR-PPS"). AIMR has not been involved with the preparation of this data. The data has not been adjusted to reflect any fees that will be payable by AllianceBernstein Large Cap Growth Fund, which are higher than the fees imposed on the Historical Portfolio and will result in a higher expense ratio and lower returns for AllianceBernstein Large Cap Growth Fund. Expenses associated with the distribution of share classes of AllianceBernstein Large Cap Growth Fund in accordance with the plan adopted by AllianceBernstein Large Cap Growth Fund's Board of Directors under Commission Rule 12b-1 are also excluded. The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000(R) Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.

The S&P 500 Index and Russell 1000(R) Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 Index and Russell 1000(R) Growth Index do not reflect the deduction of any fees. If AllianceBernstein Large Cap Growth Fund were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000(R) Growth Index, AllianceBernstein Large Cap Growth Fund's performance relative to the index would be reduced by AllianceBernstein Large Cap Growth Fund's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on AllianceBernstein Large Cap Growth Fund's shareholders of sales charges and income taxes.

The following performance data is provided solely to illustrate the Large Cap Growth Team's performance in managing the Historical Portfolios as measured against certain broad based market indices. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of AllianceBernstein Large Cap Growth Fund. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

The average annual total returns presented below are based upon the cumulative total return as of June 30, 2005 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

AVERAGE ANNUAL TOTAL RETURNS

                Large Cap     Large Cap
                  Growth       Growth                               Russell
                   Fund         Fund                                1000(R)
                 (Class A   (Class A with   Historical   S&P 500    Growth
                 at NAV)     Sales Load)    Portfolios    Index      Index
                ----------  -------------   ----------   -------    -------
One year......     3.84%       -0.55%         4.23%       6.32%       1.68%
Three years...     4.39%        2.88%         5.64%       8.28%       7.26%
Five years....   -12.13%      -12.89%        -8.86%      -2.37%     -10.36%
Ten years ....     6.87%        6.41%         9.67%       9.94%       7.40%

PERFORMANCE OF A SIMILARLY MANAGED PORTFOLIO.

In addition to its support in managing the AllianceBernstein Global Research Growth Fund's assets, the global growth research team currently has ultimate responsibility over investment decisions of ACM Global Investments - Global Growth Trends Portfolio, a mutual investment fund organized under the laws of the Grand Duchy of Luxembourg of which Alliance is the investment adviser and which is available to non-U.S. investors (the "Historical Portfolio"). The Historical Portfolio has substantially the same investment objective and policies and has been managed in accordance with substantially similar investment strategies and techniques as those contemplated for the AllianceBernstein Global Research Growth Fund. The Historical Portfolio is not subject to the same types of expenses as the AllianceBernstein Global Research Growth Fund. In addition, it is not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the AllianceBernstein Global Research Growth Fund by the U.S. laws and regulations applicable to U.S. mutual funds. The performance results of the Historical Portfolio could have been negatively affected if it had been regulated as a U.S. mutual fund.

Set forth below is performance data provided by Alliance relating to the Historical Portfolio for the period since its inception. As of December 31, 2004, the assets in the Historical Portfolio totaled approximately $2 billion.

The performance data is for the Historical Portfolio's Class AX shares and net of all fees charged to the Historical Portfolio. The data has not been adjusted to reflect any fees that are payable by the AllianceBernstein Global Research Growth Fund, which may be higher than the fees imposed on the Historical Portfolio. The performance data also has not been adjusted for taxes, if any, payable by the shareholders of the Historical Portfolio.

As reflected below, the Historical Portfolio has over time performed favorably when compared with the performance of the MSCI World Index. The unmanaged Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted index and it does not reflect fees and expenses; it measures the performance of stock markets in 23 countries.

The following performance data is provided solely to illustrate the past performance of the global growth research team in managing the Historical Portfolio. Investors should not rely on the following performance data of the Historical Portfolio as an indication of future performance of the AllianceBernstein Global Research Growth Fund. The investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

SCHEDULE OF INVESTMENT PERFORMANCE -- HISTORICAL PORTFOLIO*

                                                                MSCI
                                   Historical Portfolio      World Index
                                      Total Return**       Total Return***
                                   --------------------    ---------------
Year Ended December 31:
2004                                     12.89%                 15.25%
2003                                     32.95%                 33.76%
2002                                    (18.69)%               (19.54)%
2001                                    (14.44)%               (16.52)%
2000                                     (0.13)%               (12.92)%
1999                                     44.57%                 25.34%
1998                                     26.15%                 24.80%
1997                                      8.67%                 16.23%
1996                                     14.43%                 14.00%
1995                                     42.85%                 21.32%
1994                                      5.43%                  5.58%
1993                                     19.47%                 23.13%
1992                                      9.34%                 (4.66)%
Cumulative total return
   for the period October 25,
   1991 (inception of the
   Historical Portfolio) to
   December 31, 2004                    398.30%                188.51%

--------------------------------------------------------------------------------
* Total return is for the Historical Portfolio's Class AX shares. Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion.

**    Net of all fees charged on the Class AX shares.

***   Since Inception cumulative Index returns are from October 31, 1991.

The average annual total returns presented below are based upon the cumulative total return as of December 31, 2004 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

AVERAGE ANNUAL TOTAL RETURNS

                                        Historical       MSCI World
                                        Portfolio+          Index
                                        -----------      ----------
One Year                                  12.89%           15.25%
Three Years                                6.87%            7.44%
Five Years                                 0.84%           -2.05%
Ten Years                                 12.95%            8.53%
Since October 25, 1991

   (inception of the
   Historical Portfolio)                  12.96%            8.38%++

--------------------------------------------------------------------------------
+ Historical Portfolio returns are of the Class AX shares and are net of all fees.

++    Since inception average annual total returns are from October 31, 1991.

LEGAL PROCEEDINGS

On September 12, 2002, a complaint entitled Lawrence E. Jaffe Pension Plan, Lawrence E. Jaffe Trustee U/A 1198 v. Alliance Capital Management L.P., Alfred Harrison and Alliance Premier Growth Fund, Inc. ("Jaffe Complaint") was filed in federal district court in the Southern District of New York against Alliance, Alfred Harrison and AllianceBernstein Premier Growth Fund, alleging violations of the 1940 Act. The Jaffe Complaint alleges that the defendants breached their fiduciary duties of loyalty, care and good faith to AllianceBernstein Premier Growth Fund by causing AllianceBernstein Premier Growth Fund to invest in the securities of Enron Corp. ("Enron") and that the agreements between the AllianceBernstein Premier Growth and Alliance violated the 1940 Act because all of the directors of AllianceBernstein Premier Growth Fund should be deemed interested under the 1940 Act. Plaintiff seeks damages equal to AllianceBernstein Premier Growth Fund's losses as a result of AllianceBernstein Premier Growth Fund's investment in shares of Enron and a recovery of all fees paid to Alliance beginning November 1, 2000. On March 24, 2003, the court granted Alliance's motion to transfer the Jaffe Complaint to the United States District Court for the District of New Jersey. AllianceBernstein Premier Growth Fund is no longer named as a defendant in this case. On January 23, 2004, defendants moved to dismiss the complaint. On May 23, 2005, the District Court granted the defendants' motion and dismissed the complaint. Plaintiff has not filed an appeal. Alliance believes that plaintiff's allegations in the Jaffe Complaint are without merit and intend to vigorously defend against these allegations.

On December 13, 2002, a complaint entitled Patrick J. Goggins et al. v. Alliance Capital Management L.P. et al. ("Goggins Complaint") was filed in federal district court in the Southern District of New York against Alliance, AllianceBernstein Premier Growth Fund and individual directors and certain officers of AllianceBernstein Premier Growth Fund. The Goggins Complaint alleges that defendants violated the Securities Act, because AllianceBernstein Premier Growth Fund's registration statements and prospectuses allegedly were materially misleading, contained untrue statements of material fact and omitted material facts in describing the strategic objectives and investment strategies of AllianceBernstein Premier Growth Fund in relation to its investments, including its investments in Enron securities. Plaintiffs seek rescissory relief or an unspecified amount of compensatory damages. Alliance's time to move, answer or otherwise respond to the Goggins Complaint is currently stayed. On January 23, 2004, defendants moved to dismiss the complaint. On December 10, 2004, the court granted Alliance's motion and dismissed the case. On January 5, 2005, plaintiff appealed the court's decision. Alliance, AllianceBernstein Premier Growth Fund and the other defendants believe the plaintiffs' allegations in the Goggins Complaint are without merit and intend to vigorously defend against these allegations.

On October 1, 2003, a class action complaint entitled Erb, et al. v. Alliance Capital Management L.P. was filed in the Circuit Court of St. Clair County, Illinois, against Alliance. The plaintiff, purportedly a shareholder in AllianceBernstein Premier Growth Fund, alleges that Alliance breached unidentified provisions of the Fund's prospectus and subscription and confirmation agreements that allegedly required that every security bought for the Fund's portfolio must be a "1-rated" stock, the highest rating that Alliance's research analysts could assign. Plaintiff alleges that Alliance impermissibly purchased shares of stocks that were not 1-rated. On June 24, 2004, plaintiff filed an amended complaint. The amended complaint makes allegations similar to those contained in the previous complaint, however, it adds a new plaintiff and seeks to allege claims on behalf of a purported class of persons or entities holding an interest in any portfolio managed by Alliance's Large Cap Growth Team. The amended complaint alleges that Alliance breached its contracts with these persons or entities by impermissibly purchasing shares of stocks that were not 1-rated. Plaintiffs seek rescission of all purchases of any non-1-rated stocks Alliance made for the Fund and other Large Cap Growth Team clients' portfolios over the past eight years, as well as an unspecified amount of damages. On July 13, 2004, Alliance removed the Erb action to the United States District Court for the Southern District of Illinois on the basis that plaintiffs' claims are preempted under the Securities
Litigation Uniform Standards Act. On August 30, 2004, the District Court remanded the action to the Circuit Court. On September 15, 2004, Alliance filed a notice of appeal with respect to the District Court's order. On September 2, 2005, Alliance's appeal was denied. Alliance believes that plaintiffs' allegations in the amended Erb complaint are without merit and intends to vigorously defend against these allegations.

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that Alliance's registered investment company clients, including the AllianceBernstein Growth Funds, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, Alliance began waiving a portion of its advisory fee it receives for managing the AllianceBernstein Growth Funds except for the AllianceBernstein Mid-Cap Growth Fund and AllianceBernstein Growth Fund. On September 7, 2004, each Fund's advisory agreement was amended to reflect the reduced advisory fee, except for the AllianceBernstein Mid-Cap Growth Fund.

A special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations. In addition, the Independent Directors of the AllianceBernstein Growth Funds (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; the AllianceBernstein Funds;

certain officers of Alliance ("Alliance defendants"); and certain other defendants not affiliated with Alliance, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein
Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against Alliance and certain other defendants, some of which name the AllianceBernstein Growth Funds as defendants, and others may be filed. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and all removed state court actions, to the United States District Court for the District of Maryland.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of Alliance. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between Alliance and the

AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by Alliance. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, Alliance received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require Alliance to produce documents concerning, among other things, any market timing or late trading in Alliance's sponsored mutual funds. Alliance responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against Alliance, Alliance Holding, and various other defendants not affiliated with Alliance. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. That motion is pending.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to Alliance and Alliance Holding. The Summary Order claims that Alliance and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. The time for Alliance and Alliance Holding to respond to the Summary Order has been extended. Alliance intends to vigorously defend against the allegations in the WVAG Complaint and the Summary Order.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against Alliance, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Compliant names certain of the AllianceBernstein Mutual Funds, including certain AllianceBernstein Growth Funds, as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against Alliance and certain other defendants. The complaints have been consolidated in the Southern District of New York, and the Alliance defendants have moved to dismiss the consolidated complaint. That motion is pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Growth
Funds' shares or other adverse consequences to the AllianceBernstein Growth Funds. However, Alliance believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Growth Funds.

TRANSFER AGENCY SERVICES

AGIS acts as the transfer agent for the Funds. AGIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries. The Funds, ABIRM and/or Alliance pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.20% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2008, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

If you are neither a citizen nor resident of the United States, a Fund will withhold U.S. federal income tax at the rate of 30% on income dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund. Under the American Jobs Creation Act of 2004, for taxable years of each Fund beginning after December 31, 2004 and before January 1, 2008, a Fund is not required to withhold with respect to distributions of net short-term capital gains in excess of net long-term capital losses nor with respect to distributions of interest income that would not be subject to U.S. federal income tax if earned directly by a non-resident foreign person. Each Fund is also required to apply backup withholding on distributions and redemption proceeds otherwise payable to any noncorporate shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or, in the case of distributions, who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be offset by the amount of tax withheld. If backup withholding results in an overpayment of United States federal income tax, a refund or credit may be obtained from the Internal Revenue Service, provided that required information is furnished. The backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010.

CONVERSION FEATURE
--------------------------------------------------------------------------------

As described above, Advisor Class shares may be held solely through certain fee-based program accounts and employee benefit plans, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or the Funds. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund. The Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge. Class A shares have a higher expense ratio, may pay lower dividends, and may have a lower NAV than Advisor Class shares.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for AllianceBernstein Large Cap Growth Fund, AllianceBernstein Growth Fund, AllianceBernstein Mid-Cap Growth Fund, AllianceBernstein Global Health Care Fund, AllianceBernstein Global Research Growth Fund, AllianceBernstein International Research Growth Fund and AllianceBernstein International Growth Fund and by Ernst & Young LLP, the independent registered public accounting firm for AllianceBernstein Small Cap Growth Portfolio and AllianceBernstein Global Technology Fund, whose reports, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

                                                                    Income from Investment Operations
                                                           ---------------------------------------------------
                                                                                 Net Gains
                                           Net Asset                            or Losses on
                                             Value,                             Investments         Total from
                                           Beginning        Net Investment     (both realized       Investment
      Fiscal Year or Period                of Period       Income (Loss)(a)    and unrealized)      Operations
      ---------------------                ---------       ----------------    ---------------      ----------
AllianceBernstein Large Cap
Growth Fund
   Class A
   Year ended 7/31/05..................     $  16.28            $ (.14)(b)        $   3.01           $   2.87
   Year ended 7/31/04..................        15.58              (.15)(f)             .85                .70
   12/1/02 to 7/31/03+.................        15.07              (.10)                .61                .51
   Year ended 11/30/02.................        20.24              (.19)              (4.98)             (5.17)
   Year ended 11/30/01.................        29.51              (.19)              (6.43)             (6.62)
   Year ended 11/30/00.................        35.82              (.26)              (3.69)             (3.95)
   Class B
   Year ended 7/31/05..................     $  14.80            $ (.25)(b)        $   2.73           $   2.48
   Year ended 7/31/04..................        14.27              (.25)(f)             .78                .53
   12/1/02 to 7/31/03+.................        13.88              (.16)                .55                .39
   Year ended 11/30/02.................        18.78              (.29)              (4.61)             (4.90)
   Year ended 11/30/01.................        27.76              (.35)              (5.98)             (6.33)
   Year ended 11/30/00.................        34.05              (.48)              (3.45)             (3.93)
   Class C
   Year ended 7/31/05..................     $  14.83            $ (.24)(b)        $   2.74           $   2.50
   Year ended 7/31/04..................        14.30              (.25)(f)             .78                .53
   12/1/02 to 7/31/03+.................        13.90              (.16)                .56                .40
   Year ended 11/30/02.................        18.81              (.29)              (4.62)             (4.91)
   Year ended 11/30/01.................        27.80              (.35)              (5.99)             (6.34)
   Year ended 11/30/00.................        34.09              (.48)              (3.45)             (3.93)
   Advisor Class
   Year ended 7/31/05..................     $  16.74            $ (.09)(b)        $   3.11           $   3.02
   Year ended 7/31/04..................        15.97              (.10)(f)             .87                .77
   12/1/02 to 7/31/03+.................        15.42              (.08)                .63                .55
   Year ended 11/30/02.................        20.65              (.14)              (5.09)             (5.23)
   Year ended 11/30/01.................        29.99              (.14)              (6.55)             (6.69)
   Year ended 11/30/00.................        36.25              (.14)              (3.76)             (3.90)
AllianceBernstein Growth Fund
   Class A
   Year ended 7/31/05..................     $  29.05            $ (.32)           $   6.94           $   6.62
   Year ended 7/31/04..................        26.18              (.31)(f)            3.18               2.87
   11/1/02 to 7/31/03+.................        22.56              (.21)               3.83               3.62
   Year ended 10/31/02.................        27.40              (.28)              (4.56)             (4.84)
   Year ended 10/31/01.................        52.42              (.22)             (19.10)            (19.32)
   Year ended 10/31/00.................        56.32              (.17)               3.71               3.54
   Class B
   Year ended 7/31/05..................     $  20.31            $ (.39)           $   4.82           $   4.43
   Year ended 7/31/04..................        18.44              (.37)(f)            2.24               1.87
   11/1/02 to 7/31/03+.................        15.98              (.23)               2.69               2.46
   Year ended 10/31/02.................        19.56              (.34)              (3.24)             (3.58)
   Year ended 10/31/01.................        39.49              (.34)             (13.89)            (14.23)
   Year ended 10/31/00.................        44.40              (.43)               2.96               2.53
   Class C
   Year ended 7/31/05..................     $  20.35            $ (.38)           $   4.83           $   4.45
   Year ended 7/31/04..................        18.47              (.37)(f)            2.25               1.88
   11/1/02 to 7/31/03+.................        16.00              (.23)               2.70               2.47
   Year ended 10/31/02.................        19.58              (.33)              (3.25)             (3.58)
   Year ended 10/31/01.................        39.52              (.34)             (13.90)            (14.24)
   Year ended 10/31/00.................        44.42              (.43)               2.97               2.54
   Advisor Class
   Year ended 7/31/05..................     $  29.85            $ (.23)           $   7.14           $   6.91
   Year ended 7/31/04..................        26.81              (.23)(f)            3.27               3.04
   11/1/02 to 7/31/03+.................        23.05              (.16)               3.92               3.76
   Year ended 10/31/02.................        27.92              (.20)              (4.67)             (4.87)
   Year ended 10/31/01.................        53.17              (.11)             (19.44)            (19.55)
   Year ended 10/31/00.................        56.88              (.02)               3.75               3.73

                                                             Less Dividends and Distributions
                                           --------------------------------------------------------------------
                                            Dividends       Distributions
                                            from Net         in Excess of            Tax          Distributions
                                           Investment       Net Investment        Return of           from
      Fiscal Year or Period                  Income             Income             Capital        Capital Gains
      ---------------------                ----------      ----------------       ---------       -------------
AllianceBernstein Large Cap
Growth Fund
   Class A
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00              (2.38)
   Year ended 11/30/00.................         0.00              0.00                0.00              (2.36)
   Class B
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00              (2.38)
   Year ended 11/30/00.................         0.00              0.00                0.00              (2.36)
   Class C
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00              (2.38)
   Year ended 11/30/00.................         0.00              0.00                0.00              (2.36)
   Advisor Class
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00              (2.38)
   Year ended 11/30/00.................         0.00              0.00                0.00              (2.36)
AllianceBernstein Growth Fund
   Class A
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   11/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 10/31/02.................         0.00              0.00                0.00               0.00
   Year ended 10/31/01.................         0.00              0.00                0.00              (5.70)
   Year ended 10/31/00.................         0.00              0.00                0.00              (7.44)
   Class B
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   11/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 10/31/02.................         0.00              0.00                0.00               0.00
   Year ended 10/31/01.................         0.00              0.00                0.00              (5.70)
   Year ended 10/31/00.................         0.00              0.00                0.00              (7.44)
   Class C
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   11/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 10/31/02.................         0.00              0.00                0.00               0.00
   Year ended 10/31/01.................         0.00              0.00                0.00              (5.70)
   Year ended 10/31/00.................         0.00              0.00                0.00              (7.44)
   Advisor Class
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   11/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 10/31/02.................         0.00              0.00                0.00               0.00
   Year ended 10/31/01.................         0.00              0.00                0.00              (5.70)
   Year ended 10/31/00.................         0.00              0.00                0.00              (7.44)

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 62 and 63.

                                                 Less Distributions
                                          --------------------------------
                                                                 Total           Net Asset
                                          Distributions        Dividends          Value,
                                          in Excess of            and             End of               Total
      Fiscal Year or Period               Capital Gains      Distributions        Period             Return (c)
      ---------------------               -------------      -------------       ---------           ----------
AllianceBernstein Large Cap
Growth Fund
   Class A
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  19.15              17.63%
   Year ended 7/31/04..................         0.00              0.00               16.28               4.49
   12/1/02 to 7/31/03+.................         0.00              0.00               15.58               3.38
   Year ended 11/30/02.................         0.00              0.00               15.07             (25.54)
   Year ended 11/30/01.................         (.27)            (2.65)              20.24             (24.90)
   Year ended 11/30/00.................         0.00             (2.36)              29.51             (11.91)
   Class B
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  17.28              16.76%
   Year ended 7/31/04..................         0.00              0.00               14.80               3.71
   12/1/02 to 7/31/03+.................         0.00              0.00               14.27               2.81
   Year ended 11/30/02.................         0.00              0.00               13.88             (26.09)
   Year ended 11/30/01.................         (.27)            (2.65)              18.78             (25.48)
   Year ended 11/30/00.................         0.00             (2.36)              27.76             (12.51)
   Class C
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  17.33              16.86%
   Year ended 7/31/04..................         0.00              0.00               14.83               3.71
   12/1/02 to 7/31/03+.................         0.00              0.00               14.30               2.88
   Year ended 11/30/02.................         0.00              0.00               13.90             (26.10)
   Year ended 11/30/01.................         (.27)            (2.65)              18.81             (25.48)
   Year ended 11/30/00.................         0.00             (2.36)              27.80             (12.49)
   Advisor Class
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  19.76              18.04%
   Year ended 7/31/04..................         0.00              0.00               16.74               4.82
   12/1/02 to 7/31/03+.................         0.00              0.00               15.97               3.57
   Year ended 11/30/02.................         0.00              0.00               15.42             (25.33)
   Year ended 11/30/01.................         (.27)            (2.65)              20.65             (24.72)
   Year ended 11/30/00.................         0.00             (2.36)              29.99             (11.61)
AllianceBernstein Growth Fund
   Class A
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  35.67              22.79%
   Year ended 7/31/04..................         0.00              0.00               29.05              10.96
   11/1/02 to 7/31/03+.................         0.00              0.00               26.18              16.05
   Year ended 10/31/02.................         0.00              0.00               22.56             (17.66)
   Year ended 10/31/01.................         0.00             (5.70)              27.40             (40.50)
   Year ended 10/31/00.................         0.00             (7.44)              52.42               5.96
   Class B
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  24.74              21.81%
   Year ended 7/31/04..................         0.00              0.00               20.31              10.14
   11/1/02 to 7/31/03+.................         0.00              0.00               18.44              15.39
   Year ended 10/31/02.................         0.00              0.00               15.98             (18.30)
   Year ended 10/31/01.................         0.00             (5.70)              19.56             (40.93)
   Year ended 10/31/00.................         0.00             (7.44)              39.49               5.18
   Class C
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  24.80              21.87%
   Year ended 7/31/04..................         0.00              0.00               20.35              10.18
   11/1/02 to 7/31/03+.................         0.00              0.00               18.47              15.44
   Year ended 10/31/02................         0.00              0.00               16.00             (18.28)
   Year ended 10/31/01.................         0.00             (5.70)              19.58             (40.92)
   Year ended 10/31/00.................         0.00             (7.44)              39.52               5.20
   Advisor Class
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  36.76              23.15%
   Year ended 7/31/04..................         0.00              0.00               29.85              11.34
   11/1/02 to 7/31/03+.................         0.00              0.00               26.81              16.31
   Year ended 10/31/02.................         0.00              0.00               23.05             (17.44)
   Year ended 10/31/01.................         0.00             (5.70)              27.92             (40.34)
   Year ended 10/31/00.................         0.00             (7.44)              53.17               6.27

                                                                Ratios/Supplemental Data
                                         -----------------------------------------------------------------------
                                                               Ratio of          Ratio of Net
                                           Net Assets,         Expenses          Income (Loss)
                                          End of Period       to Average          to Average         Portfolio
      Fiscal Year or Period              (000's omitted)      Net Assets          Net Assets       Turnover Rate
      ---------------------              ---------------      ----------         -------------     -------------
AllianceBernstein Large Cap
Growth Fund
   Class A
   Year ended 7/31/05..................   $ 1,348,678             1.50%(d)            (.82)%(b)            56%
   Year ended 7/31/04..................     1,550,292             1.58(d)             (.90)(f)             61
   12/1/02 to 7/31/03+.................     1,757,243             1.89*              (1.08)*               60
   Year ended 11/30/02.................     2,098,623             1.73               (1.09)                93
   Year ended 11/30/01.................     3,556,040             1.53                (.83)               135
   Year ended 11/30/00.................     4,817,131             1.44                (.71)               125
   Class B
   Year ended 7/31/05..................   $ 1,559,369             2.25%(d)           (1.57)%(b)            56%
   Year ended 7/31/04..................     1,871,308             2.34(d)            (1.66)(f)             61
   12/1/02 to 7/31/03+.................     2,670,330             2.65*              (1.84)*               60
   Year ended 11/30/02.................     3,080,955             2.47               (1.84)                93
   Year ended 11/30/01.................     5,774,836             2.25               (1.59)               135
   Year ended 11/30/00.................     8,797,132             2.13               (1.40)               125
   Class C
   Year ended 7/31/05..................   $   536,804             2.22%(d)           (1.53)%(b)            56%
   Year ended 7/31/04..................       666,851             2.31(d)            (1.62)(f)             61
   12/1/02 to 7/31/03+.................       943,029             2.62*              (1.81)*               60
   Year ended 11/30/02.................     1,116,314             2.45               (1.81)                93
   Year ended 11/30/01.................     2,173,671             2.26               (1.59)               135
   Year ended 11/30/00.................     3,361,307             2.13               (1.40)               125
   Advisor Class
   Year ended 7/31/05..................   $ 1,040,894             1.20%(d)            (.53)%(b)            56%
   Year ended 7/31/04.................        761,895             1.28(d)             (.60)(f)             61
   12/1/02 to 7/31/03+.................       793,162             1.60*               (.78)*               60
   Year ended 11/30/02.................       590,508             1.45                (.79)                93
   Year ended 11/30/01.................       510,603             1.25                (.59)               135
   Year ended 11/30/00.................       523,315             1.11                (.38)               125
AllianceBernstein Growth Fund
   Class A
   Year ended 7/31/05..................   $ 1,081,725             1.49%              (1.02)%               41%
   Year ended 7/31/04..................       951,903             1.51(d)            (1.05)(f)             53
   11/1/02 to 7/31/03+.................       835,657             1.66*              (1.18)*               29
   Year ended 10/31/02.................       715,438             1.49               (1.04)                41

   Year ended 10/31/01.................       874,604             1.28                (.61)               115
   Year ended 10/31/00.................     1,656,689             1.14                (.30)                58
   Class B
   Year ended 7/31/05..................   $   570,462             2.24%              (1.77)%               41%
   Year ended 7/31/04..................       736,526             2.26(d)            (1.80)(f)             53
   11/1/02 to 7/31/03+.................       999,620             2.41*              (1.94)*               29
   Year ended 10/31/02.................     1,131,628             2.22               (1.77)                41
   Year ended 10/31/01.................     2,233,260             2.00               (1.31)               115
   Year ended 10/31/00.................     5,042,755             1.86               (1.02)                58
   Class C
   Year ended 7/31/05..................   $   200,381             2.20%              (1.73)%               41%
   Year ended 7/31/04..................       212,679             2.22(d)            (1.77)(f)             53
   11/1/02 to 7/31/03+.................       236,358             2.38*              (1.90)*               29
   Year ended 10/31/02.................       239,940             2.19               (1.74)                41
   Year ended 10/31/01.................       419,382             1.98               (1.29)               115
   Year ended 10/31/00.................       959,043             1.85               (1.02)                58
   Advisor Class
   Year ended 7/31/05..................   $    36,167             1.19%               (.72)%               41%
   Year ended 7/31/04..................        26,422             1.21(d)             (.75)(f)             53
   11/1/02 to 7/31/03+.................        16,994             1.36*               (.87)*               29
   Year ended 10/31/02.................        10,433             1.18                (.73)                41
   Year ended 10/31/01.................        19,087              .98                (.30)               115
   Year ended 10/31/00.................        38,278              .83                 .03                 58

--------------------------------------------------------------------------------

                                                                    Income from Investment Operations
                                                           ---------------------------------------------------
                                                                                 Net Gains
                                           Net Asset                            or Losses on
                                             Value,                             Investments         Total from
                                           Beginning        Net Investment     (both realized       Investment
      Fiscal Year or Period                of Period       Income (Loss)(a)    and unrealized)      Operations
      ---------------------                ---------       ----------------    ---------------      ----------
AllianceBernstein Mid-Cap
Growth Fund
   Class A
   Year ended 7/31/05..................     $   5.38            $ (.05)           $   1.12           $   1.07
   Year ended 7/31/04..................         4.46              (.06)(f)             .98                .92
   12/1/02 to 7/31/03+.................         3.70              (.03)                .79                .76
   Year ended 11/30/02.................         4.79              (.04)              (1.05)             (1.09)
   Year ended 11/30/01.................         5.83              (.04)               (.71)              (.75)
   Year ended 11/30/00.................         7.55              (.04)              (1.04)             (1.08)
   Class B
   Year ended 7/31/05..................     $   4.63            $ (.09)           $    .97           $    .88
   Year ended 7/31/04..................         3.87              (.09)(f)             .85                .76
   12/1/02 to 7/31/03+.................         3.23              (.03)                .67                .64
   Year ended 11/30/02.................         4.22              (.07)               (.92)              (.99)
   Year ended 11/30/01.................         5.21              (.07)               (.63)              (.70)
   Year ended 11/30/00.................         6.87              (.09)               (.93)             (1.02)
   Class C
   Year ended 7/31/05..................     $   4.62            $ (.08)           $    .96           $    .88
   Year ended 7/31/04..................         3.87              (.09)(f)             .84                .75
   12/1/02 to 7/31/03+.................         3.22              (.03)                .68                .65
   Year ended 11/30/02.................         4.21              (.06)               (.93)              (.99)
   Year ended 11/30/01.................         5.20              (.07)               (.63)              (.70)
   Year ended 11/30/00.................         6.86              (.09)               (.93)             (1.02)
   Advisor Class
   Year ended 7/31/05..................     $   5.45            $ (.04)           $   1.15           $   1.11
   Year ended 7/31/04..................         4.52              (.05)(f)             .98                .93
   12/1/02 to 7/31/03+.................         3.74              0.00                 .78                .78
   Year ended 11/30/02.................         4.83              (.03)              (1.06)             (1.09)
   Year ended 11/30/01.................         5.86              (.03)               (.71)              (.74)
   Year ended 11/30/00.................         7.58              (.02)              (1.06)             (1.08)
AllianceBernstein Small Cap
Growth Portfolio
   Class A
   Year ended 7/31/05..................     $  19.70            $ (.30)(b)        $   4.45           $   4.15
   Year ended 7/31/04..................        17.30              (.33)(b)            2.73               2.40
   10/1/02 to 7/31/03+.................        13.34              (.24)               4.20               3.96
   Year ended 9/30/02..................        16.25              (.30)              (2.61)             (2.91)
   Year ended 9/30/01..................        30.76              (.35)             (11.46)            (11.81)
   Year ended 9/30/00..................        23.84              (.38)               7.30               6.92
   Class B
   Year ended 7/31/05..................     $  16.72            $ (.39)(b)        $   3.75           $   3.36
   Year ended 7/31/04..................        14.80              (.42)(b)            2.34               1.92
   10/1/02 to 7/31/03+.................        11.49              (.28)               3.59               3.31
   Year ended 9/30/02..................        14.11              (.39)              (2.23)             (2.62)
   Year ended 9/30/01..................        27.30              (.45)             (10.04)            (10.49)
   Year ended 9/30/00..................        21.32              (.52)               6.50               5.98
   Class C
   Year ended 7/31/05..................     $  16.75            $ (.39)(b)        $   3.77           $   3.38
   Year ended 7/31/04..................        14.82              (.42)(b)            2.35               1.93
   10/1/02 to 7/31/03+.................        11.50              (.28)               3.60               3.32
   Year ended 9/30/02..................        14.13              (.39)              (2.24)             (2.63)
   Year ended 9/30/01..................        27.32              (.45)             (10.04)            (10.49)
   Year ended 9/30/00..................        21.34              (.52)               6.50               5.98
   Advisor Class
   Year ended 7/31/05..................     $  20.19            $ (.25)(b)        $   4.57           $   4.32
   Year ended 7/31/04..................        17.68              (.29)(b)            2.80               2.51
   10/1/02 to 7/31/03+.................        13.60              (.21)               4.29               4.08
   Year ended 9/30/02..................        16.52              (.28)              (2.64)             (2.92)
   Year ended 9/30/01..................        31.07              (.29)             (11.56)            (11.85)
   Year ended 9/30/00..................        24.01              (.30)               7.36               7.06

                                                             Less Dividends and Distributions
                                           --------------------------------------------------------------------
                                            Dividends       Distributions
                                            from Net         in Excess of            Tax          Distributions
                                           Investment       Net Investment        Return of           from
      Fiscal Year or Period                  Income             Income             Capital        Capital Gains
      ---------------------                ----------      ----------------       ---------       -------------
AllianceBernstein Mid-Cap
Growth Fund
   Class A
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00               (.29)
   Year ended 11/30/00.................         0.00              0.00                0.00               (.64)
   Class B
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00               (.29)
   Year ended 11/30/00.................         0.00              0.00                0.00               (.64)
   Class C
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00               (.29)
   Year ended 11/30/00.................         0.00              0.00                0.00               (.64)
   Advisor Class
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00               (.29)
   Year ended 11/30/00.................         0.00              0.00                0.00               (.64)
AllianceBernstein Small Cap
Growth Portfolio
   Class A
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   10/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 9/30/02..................         0.00              0.00                0.00               0.00
   Year ended 9/30/01..................         0.00              0.00                0.00               (.72)
   Year ended 9/30/00..................         0.00              0.00                0.00               0.00
   Class B
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   10/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 9/30/02..................         0.00              0.00                0.00               0.00
   Year ended 9/30/01..................         0.00              0.00                0.00               (.72)
   Year ended 9/30/00..................         0.00              0.00                0.00               0.00
   Class C
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   10/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 9/30/02..................         0.00              0.00                0.00               0.00
   Year ended 9/30/01..................         0.00              0.00                0.00               (.72)
   Year ended 9/30/00..................         0.00              0.00                0.00               0.00
   Advisor Class
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   10/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 9/30/02..................         0.00              0.00                0.00               0.00
   Year ended 9/30/01..................         0.00              0.00                0.00               (.72)
   Year ended 9/30/00..................         0.00              0.00                0.00               0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 62 and 63.

                                                 Less Distributions
                                          --------------------------------
                                                                 Total           Net Asset
                                          Distributions        Dividends          Value,
                                          in Excess of            and             End of               Total
      Fiscal Year or Period               Capital Gains      Distributions        Period             Return (c)
      ---------------------               -------------      -------------       ---------           ----------
AllianceBernstein Mid-Cap
Growth Fund
   Class A
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   6.45              19.89%
   Year ended 7/31/04..................         0.00              0.00                5.38              20.63
   12/1/02 to 7/31/03+.................         0.00              0.00                4.46              20.54
   Year ended 11/30/02.................         0.00              0.00                3.70             (22.76)
   Year ended 11/30/01.................         0.00              (.29)               4.79             (13.64)
   Year ended 11/30/00.................         0.00              (.64)               5.83             (15.73)
   Class B
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   5.51              19.01%
   Year ended 7/31/04..................         0.00              0.00                4.63              19.64
   12/1/02 to 7/31/03+.................         0.00              0.00                3.87              19.81
   Year ended 11/30/02.................         0.00              0.00                3.23             (23.46)
   Year ended 11/30/01.................         0.00              (.29)               4.22             (14.34)
   Year ended 11/30/00.................         0.00              (.64)               5.21             (16.48)
   Class C
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   5.50              19.05%
   Year ended 7/31/04..................         0.00              0.00                4.62              19.38
   12/1/02 to 7/31/03+.................         0.00              0.00                3.87              20.19
   Year ended 11/30/02.................         0.00              0.00                3.22             (23.52)
   Year ended 11/30/01.................         0.00              (.29)               4.21             (14.37)
   Year ended 11/30/00.................         0.00              (.64)               5.20             (16.51)
   Advisor Class
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   6.56              20.37%
   Year ended 7/31/04..................         0.00              0.00                5.45              20.58
   12/1/02 to 7/31/03+.................         0.00              0.00                4.52              20.86
   Year ended 11/30/02.................         0.00              0.00                3.74             (22.57)
   Year ended 11/30/01.................         0.00              (.29)               4.83             (13.39)
   Year ended 11/30/00.................         0.00              (.64)               5.86             (15.66)
AllianceBernstein Small Cap
Growth Portfolio
   Class A
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  23.85              21.07%
   Year ended 7/31/04..................         0.00              0.00               19.70              13.87
   10/1/02 to 7/31/03+.................         0.00              0.00               17.30              29.69
   Year ended 9/30/02..................         0.00              0.00               13.34             (17.91)
   Year ended 9/30/01..................        (1.98)            (2.70)              16.25             (41.42)
   Year ended 9/30/00..................         0.00              0.00               30.76              29.03
   Class B
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  20.08              20.10%
   Year ended 7/31/04..................         0.00              0.00               16.72              12.97
   10/1/02 to 7/31/03+.................         0.00              0.00               14.80              28.81
   Year ended 9/30/02..................         0.00              0.00               11.49             (18.57)
   Year ended 9/30/01..................        (1.98)            (2.70)              14.11             (41.88)
   Year ended 9/30/00..................         0.00              0.00               27.30              28.05
   Class C
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  20.13              20.18%
   Year ended 7/31/04..................         0.00              0.00               16.75              13.02
   10/1/02 to 7/31/03+.................         0.00              0.00               14.82              28.87
   Year ended 9/30/02..................         0.00              0.00               11.50             (18.61)
   Year ended 9/30/01..................        (1.98)            (2.70)              14.13             (41.85)
   Year ended 9/30/00..................         0.00              0.00               27.32              28.02
   Advisor Class
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  24.51              21.40%
   Year ended 7/31/04..................         0.00              0.00               20.19              14.20
   10/1/02 to 7/31/03+.................         0.00              0.00               17.68              30.00
   Year ended 9/30/02..................         0.00              0.00               13.60             (17.68)
   Year ended 9/30/01..................        (1.98)            (2.70)              16.52             (41.11)
   Year ended 9/30/00..................     $   0.00              0.00               31.07              29.40

                                                                Ratios/Supplemental Data
                                         -----------------------------------------------------------------------
                                                               Ratio of          Ratio of Net
                                           Net Assets,         Expenses          Income (Loss)
                                          End of Period       to Average          to Average         Portfolio
      Fiscal Year or Period              (000's omitted)      Net Assets          Net Assets       Turnover Rate
      ---------------------              ---------------      ----------         -------------     -------------
AllianceBernstein Mid-Cap
Growth Fund
   Class A
   Year ended 7/31/05..................   $  653,612              1.25%               (.88)%               88%
   Year ended 7/31/04..................      610,854              1.25(d)            (1.06)(f)            135
   12/1/02 to 7/31/03+.................      540,843              1.45*              (1.11)*               75
   Year ended 11/30/02.................      469,570              1.34               (1.03)               183
   Year ended 11/30/01.................      686,445              1.22                (.69)               226
   Year ended 11/30/00.................      856,956              1.04                (.55)                86
   Class B
   Year ended 7/31/05..................   $   70,236              2.07%              (1.71)%               88%
   Year ended 7/31/04..................       74,567              2.09(d)            (1.90)(f)            135
   12/1/02 to 7/31/03+.................       53,461              2.32*              (1.98)*               75
   Year ended 11/30/02.................       41,096              2.20               (1.89)               183
   Year ended 11/30/01.................       61,816              2.08               (1.54)               226
   Year ended 11/30/00.................       81,569              1.87               (1.39)                86
   Class C
   Year ended 7/31/05..................   $   24,098              2.05%              (1.68)%               88%
   Year ended 7/31/04..................       26,017              2.06(d)            (1.87)(f)            135
   12/1/02 to 7/31/03+.................       14,415              2.27*              (1.94)*               75
   Year ended 11/30/02.................       10,860              2.16               (1.85)               183

   Year ended 11/30/01.................       15,391              2.04               (1.51)               226
   Year ended 11/30/00.................       20,068              1.86               (1.34)                86
   Advisor Class
   Year ended 7/31/05..................   $   68,495              1.04%               (.64)%               88%
   Year ended 7/31/04..................       44,440              1.04(d)             (.85)(f)            135
   12/1/02 to 7/31/03+.................       21,251              1.23*               (.89)*               75
   Year ended 11/30/02.................       13,092              1.08                (.81)               183
   Year ended 11/30/01.................      131,032              1.08                (.64)               226
   Year ended 11/30/00.................        8,304               .83                (.35)                86
AllianceBernstein Small Cap
Growth Portfolio
   Class A
   Year ended 7/31/05..................   $  207,873              1.60%(d)           (1.37)%(b)            82%
   Year ended 7/31/04..................      185,906              1.85(d)            (1.67)(b)             94
   10/1/02 to 7/31/03+.................      184,378              2.32*              (1.95)*               94
   Year ended 9/30/02..................      156,340              1.92               (1.71)                98
   Year ended 9/30/01..................      232,456              1.79               (1.58)               109
   Year ended 9/30/00..................      458,008              1.68(e)            (1.39)               160
   Class B
   Year ended 7/31/05..................   $  121,348              2.40%(d)           (2.17)%(b)            82%
   Year ended 7/31/04..................      152,031              2.65(d)            (2.47)(b)             94
   10/1/02 to 7/31/03+.................      168,554              3.14*              (2.78)*               94
   Year ended 9/30/02..................      159,791              2.72               (2.50)                98
   Year ended 9/30/01..................      257,161              2.57               (2.36)               109
   Year ended 9/30/00..................      546,302              2.44(e)            (2.16)               160
   Class C
   Year ended 7/31/05..................   $   32,895              2.36%(d)           (2.12)%(b)            82%
   Year ended 7/31/04..................       35,410              2.61(d)            (2.43)(b)             94
   10/1/02 to 7/31/03+.................       39,434              3.10*              (2.73)*               94
   Year ended 9/30/02..................       37,256              2.71               (2.49)                98
   Year ended 9/30/01..................       60,925              2.56               (2.35)               109
   Year ended 9/30/00..................      137,242              2.43(e)            (2.12)               160
   Advisor Class
   Year ended 7/31/05..................   $   15,342              1.34%(d)           (1.11)%(b)            82%
   Year ended 7/31/04..................        7,921              1.59(d)            (1.41)(b)             94
   10/1/02 to 7/31/03+.................        9,016              2.05*              (1.69)*               94
   Year ended 9/30/02..................        8,916              1.60               (1.41)                98
   Year ended 9/30/01..................       68,730              1.52               (1.31)               109
   Year ended 9/30/00..................      135,414              1.39(e)            (1.08)               160

                                                                    Income from Investment Operations
                                                           ---------------------------------------------------
                                                                                 Net Gains
                                           Net Asset                            or Losses on
                                             Value,                             Investments         Total from
                                           Beginning        Net Investment     (both realized       Investment
      Fiscal Year or Period                of Period       Income (Loss)(a)    and unrealized)      Operations
      ---------------------                ---------       ----------------    ---------------      ----------
AllianceBernstein Global
Technology Fund
   Class A
   Year ended 7/31/05..................     $  49.14            $ (.34)(b)        $   7.76           $   7.42
   Year ended 7/31/04..................        47.44              (.72)(b)            2.42               1.70
   12/1/02 to 7/31/03+.................        43.48              (.54)               4.50               3.96
   Year ended 11/30/02.................        67.05              (.87)             (22.70)            (23.57)
   Year ended 11/30/01.................        95.32              (.82)             (21.17)            (21.99)
   Year ended 11/30/00.................       111.46             (1.35)             (10.75)            (12.10)
   Class B
   Year ended 7/31/05..................     $  44.71            $ (.68)(b)        $   7.03           $   6.35
   Year ended 7/31/04..................        43.49             (1.03)(b)            2.25               1.22
   12/1/02 to 7/31/03+.................        40.06              (.69)               4.12               3.43
   Year ended 11/30/02.................        62.27             (1.16)             (21.05)            (22.21)
   Year ended 11/30/01.................        89.59             (1.28)             (19.76)            (21.04)
   Year ended 11/30/00.................       105.73             (2.17)              (9.93)            (12.10)
   Class C
   Year ended 7/31/05..................     $  44.73            $ (.66)(b)        $   7.04           $   6.38
   Year ended 7/31/04..................        43.50             (1.02)(b)            2.25               1.23
   12/1/02 to 7/31/03+.................        40.07              (.68)               4.11               3.43
   Year ended 11/30/02.................        62.25             (1.15)             (21.03)            (22.18)
   Year ended 11/30/01.................        89.55             (1.28)             (19.74)            (21.02)
   Year ended 11/30/00.................       105.69             (2.19)              (9.91)            (12.10)
   Advisor Class
   Year ended 7/31/05..................     $  50.40            $ (.20)(b)        $   7.98           $   7.78
   Year ended 7/31/04..................        48.50              (.58)(b)            2.48               1.90
   12/1/02 to 7/31/03+.................        44.36              (.46)               4.60               4.14
   Year ended 11/30/02................        68.21              (.72)             (23.13)            (23.85)
   Year ended 11/30/01.................        96.60              (.60)             (21.51)            (22.11)
   Year ended 11/30/00.................       112.59              (.91)             (11.04)            (11.95)
AllianceBernstein Global
Health Care Fund
   Class A
   Year ended 6/30/05..................     $  11.63            $ (.13)(b)        $    .89           $    .76
   Year ended 6/30/04..................        10.37              (.12)(f)            1.38               1.26
   Year ended 6/30/03..................         9.86              (.10)                .61                .51
   Year ended 6/30/02..................        11.20              (.12)              (1.22)             (1.34)
   Year ended 6/30/01..................        12.40              (.11)              (1.00)             (1.11)
   Class B
   Year ended 6/30/05..................     $  11.22            $ (.20)(b)        $    .84           $    .64
   Year ended 6/30/04..................        10.08              (.19)(f)            1.33               1.14
   Year ended 6/30/03..................         9.66              (.17)                .59                .42

   Year ended 6/30/02..................        11.05              (.20)              (1.19)             (1.39)
   Year ended 6/30/01..................        12.33              (.19)              (1.00)             (1.19)
   Class C
   Year ended 6/30/05..................     $  11.23            $ (.20)(b)        $    .85           $    .65
   Year ended 6/30/04..................        10.09              (.19)(f)            1.33               1.14
   Year ended 6/30/03..................         9.66              (.17)                .60                .43
   Year ended 6/30/02..................        11.05              (.20)              (1.19)             (1.39)
   Year ended 6/30/01..................        12.33              (.19)              (1.00)             (1.19)
   Advisor Class
   Year ended 6/30/05..................     $  11.91            $ (.09)(b)        $    .90           $    .81
   Year ended 6/30/04..................        10.59              (.08)(f)            1.40               1.32
   Year ended 6/30/03..................        10.03              (.08)                .64                .56
   Year ended 6/30/02..................        11.36              (.09)              (1.24)             (1.33)
   Year ended 6/30/01..................        12.54              (.07)              (1.02)             (1.09)
AllianceBernstein Global
Research Growth Fund
   Class A
   Year ended 6/30/05..................     $  13.23            $ (.02)           $   1.35           $   1.33
   Year ended 6/30/04..................        11.33              (.01)(f)            2.68               2.67
   7/22/02++ to 6/30/03................        10.00              (.01)(f)            1.34               1.33
   Class B
   Year ended 6/30/05..................     $  13.04            $ (.09)           $   1.31           $   1.22
   Year ended 6/30/04..................        11.26              (.18)(f)            2.72               2.54
   7/22/02++ to 6/30/03................        10.00              (.07)(f)            1.33               1.26
   Class C
   Year ended 6/30/05..................     $  13.04            $ (.11)           $   1.33           $   1.22
   Year ended 6/30/04..................        11.26              (.08)(f)            2.62               2.54
   7/22/02++ to 6/30/03................        10.00              (.07)(f)            1.33               1.26
   Advisor Class
   Year ended 6/30/05..................     $  13.27            $  .02            $   1.36           $   1.38
   Year ended 6/30/04..................        11.36               .01(f)             2.70               2.71
   7/22/02++ to 6/30/03................        10.00               .02(f)             1.34               1.36

                                                             Less Dividends and Distributions
                                           --------------------------------------------------------------------
                                            Dividends       Distributions
                                            from Net         in Excess of            Tax          Distributions
                                           Investment       Net Investment        Return of           from
      Fiscal Year or Period                  Income             Income             Capital        Capital Gains
      ---------------------                ----------      ----------------       ---------       -------------
AllianceBernstein Global
Technology Fund
   Class A
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00              (5.86)
   Year ended 11/30/00.................         0.00              0.00                0.00              (4.04)
   Class B
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00

   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00              (5.86)
   Year ended 11/30/00.................         0.00              0.00                0.00              (4.04)
   Class C
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00              (5.86)
   Year ended 11/30/00.................         0.00              0.00                0.00              (4.04)
   Advisor Class
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00              (5.89)
   Year ended 11/30/00.................         0.00              0.00                0.00              (4.04)
AllianceBernstein Global
Health Care Fund
   Class A
   Year ended 6/30/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 6/30/04..................         0.00              0.00                0.00               0.00
   Year ended 6/30/03..................         0.00              0.00                0.00               0.00
   Year ended 6/30/02..................         0.00              0.00                0.00               0.00
   Year ended 6/30/01..................         0.00              0.00                0.00               (.08)
   Class B
   Year ended 6/30/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 6/30/04..................         0.00              0.00                0.00               0.00
   Year ended 6/30/03..................         0.00              0.00                0.00               0.00
   Year ended 6/30/02..................         0.00              0.00                0.00               0.00
   Year ended 6/30/01..................         0.00              0.00                0.00               (.08)
   Class C
   Year ended 6/30/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 6/30/04..................         0.00              0.00                0.00               0.00
   Year ended 6/30/03..................         0.00              0.00                0.00               0.00
   Year ended 6/30/02..................         0.00              0.00                0.00               0.00
   Year ended 6/30/01..................         0.00              0.00                0.00               (.08)
   Advisor Class
   Year ended 6/30/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 6/30/04..................         0.00              0.00                0.00               0.00
   Year ended 6/30/03..................         0.00              0.00                0.00               0.00
   Year ended 6/30/02..................         0.00              0.00                0.00               0.00
   Year ended 6/30/01..................         0.00              0.00                0.00               (.08)
AllianceBernstein Global
Research Growth Fund
   Class A
   Year ended 6/30/05..................     $   0.00(g)         $ 0.00            $   0.00           $   (.09)
   Year ended 6/30/04..................         (.01)             0.00                0.00               (.76)
   7/22/02++ to 6/30/03................         0.00              0.00                0.00               0.00
   Class B
   Year ended 6/30/05..................     $   0.00            $ 0.00            $   0.00           $   (.09)
   Year ended 6/30/04..................         0.00              0.00                0.00               (.76)
   7/22/02++ to 6/30/03................         0.00              0.00                0.00               0.00
   Class C
   Year ended 6/30/05..................     $   0.00            $ 0.00            $   0.00           $   (.09)
   Year ended 6/30/04..................         0.00              0.00                0.00               (.76)
   7/22/02++ to 6/30/03................         0.00              0.00                0.00               0.00
   Advisor Class
   Year ended 6/30/05..................     $   0.00(g)         $ 0.00            $   0.00           $   (.09)
   Year ended 6/30/04..................         (.04)             0.00                0.00               (.76)
   7/22/02++ to 6/30/03................         0.00              0.00                0.00               0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 62 and 63.

                                                 Less Distributions
                                          --------------------------------
                                                                 Total           Net Asset
                                          Distributions        Dividends          Value,
                                          in Excess of            and             End of               Total
      Fiscal Year or Period               Capital Gains      Distributions        Period             Return (c)
      ---------------------               -------------      -------------       ---------           ----------
AllianceBernstein Global
Technology Fund
   Class A
   Year ended 7/31/05..................     $  (0.00)           $ 0.00            $  56.56              15.10%
   Year ended 7/31/04..................         0.00              0.00               49.14               3.58
   12/1/02 to 7/31/03+.................         0.00              0.00               47.44               9.11
   Year ended 11/30/02.................         0.00              0.00               43.48             (35.15)
   Year ended 11/30/01.................         (.42)            (6.28)              67.05             (24.90)
   Year ended 11/30/00.................         0.00             (4.04)              95.32             (11.48)
   Class B
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  51.06              14.20%
   Year ended 7/31/04..................         0.00              0.00               44.71               2.81
   12/1/02 to 7/31/03+.................         0.00              0.00               43.49               8.56
   Year ended 11/30/02.................         0.00              0.00               40.06             (35.67)
   Year ended 11/30/01.................         (.42)            (6.28)              62.27             (25.46)
   Year ended 11/30/00.................         0.00             (4.04)              89.59             (12.12)
   Class C
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  51.11              14.26%
   Year ended 7/31/04..................         0.00              0.00               44.73               2.83
   12/1/02 to 7/31/03+.................         0.00              0.00               43.50               8.56
   Year ended 11/30/02.................         0.00              0.00               40.07             (35.63)
   Year ended 11/30/01.................         (.42)            (6.28)              62.25             (25.45)
   Year ended 11/30/00.................         0.00             (4.04)              89.55             (12.13)
   Advisor Class
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  58.18              15.44%
   Year ended 7/31/04..................         0.00              0.00               50.40               3.92
   12/1/02 to 7/31/03+.................         0.00              0.00               48.50               9.33
   Year ended 11/30/02.................         0.00              0.00               44.36             (34.96)
   Year ended 11/30/01.................         (.39)            (6.28)              68.21             (24.68)
   Year ended 11/30/00.................         0.00             (4.04)              96.60             (11.22)
AllianceBernstein Global
Health Care Fund
   Class A
   Year ended 6/30/05..................     $   0.00            $ 0.00            $  12.39               6.54%
   Year ended 6/30/04..................         0.00              0.00               11.63              12.15
   Year ended 6/30/03..................         0.00              0.00               10.37               5.17
   Year ended 6/30/02..................         0.00              0.00                9.86             (11.96)
   Year ended 6/30/01..................         (.01)             (.09)              11.20              (9.10)
   Class B
   Year ended 6/30/05..................     $   0.00            $ 0.00            $  11.86               5.71%
   Year ended 6/30/04..................         0.00              0.00               11.22              11.31
   Year ended 6/30/03..................         0.00              0.00               10.08               4.35
   Year ended 6/30/02..................         0.00              0.00                9.66             (12.58)
   Year ended 6/30/01..................         (.01)             (.09)              11.05              (9.81)
   Class C
   Year ended 6/30/05..................     $   0.00            $ 0.00            $  11.88               5.79%
   Year ended 6/30/04..................         0.00              0.00               11.23              11.30
   Year ended 6/30/03..................         0.00              0.00               10.09               4.45
   Year ended 6/30/02..................         0.00              0.00                9.66             (12.58)
   Year ended 6/30/01..................         (.01)             (.09)              11.05              (9.81)
   Advisor Class
   Year ended 6/30/05..................     $   0.00            $ 0.00            $  12.72               6.80%
   Year ended 6/30/04..................         0.00              0.00               11.91              12.47
   Year ended 6/30/03..................         0.00              0.00               10.59               5.58
   Year ended 6/30/02..................         0.00              0.00               10.03             (11.71)
   Year ended 6/30/01..................         (.01)             (.09)              11.36              (8.84)
AllianceBernstein Global
Research Growth Fund
   Class A
   Year ended 6/30/05..................     $   0.00            $ (.09)           $  14.47              10.06%
   Year ended 6/30/04..................         0.00              (.77)              13.23              23.86
   7/22/02++ to 6/30/03................         0.00              0.00               11.33              13.30
   Class B
   Year ended 6/30/05..................     $   0.00            $ (.09)           $  14.17               9.34%
   Year ended 6/30/04..................         0.00              (.76)              13.04              22.87
   7/22/02++ to 6/30/03................         0.00              0.00               11.26              12.60
   Class C
   Year ended 6/30/05..................     $   0.00            $ (.09)           $  14.17               9.34%
   Year ended 6/30/04..................         0.00              (.76)              13.04              22.87
   7/22/02++ to 6/30/03................         0.00              0.00               11.26              12.60
   Advisor Class
   Year ended 6/30/05..................     $   0.00            $ (.09)           $  14.56              10.43%
   Year ended 6/30/04..................         0.00              (.80)              13.27              24.17
   7/22/02++ to 6/30/03................         0.00              0.00               11.36              13.60

                                                                Ratios/Supplemental Data
                                         -----------------------------------------------------------------------
                                                               Ratio of          Ratio of Net
                                           Net Assets,         Expenses          Income (Loss)
                                          End of Period       to Average          to Average         Portfolio
      Fiscal Year or Period              (000's omitted)      Net Assets          Net Assets       Turnover Rate
      ---------------------              ---------------      ----------         -------------     -------------
AllianceBernstein Global
Technology Fund
   Class A
   Year ended 7/31/05..................   $ 1,067,072             1.66%(d)            (.65)%(b)            80%
   Year ended 7/31/04..................     1,112,174             1.65(d)            (1.36)(b)             80
   12/1/02 to 7/31/03+.................     1,186,488             2.24*              (1.95)*              127
   Year ended 11/30/02.................     1,096,744             1.85               (1.64)               117
   Year ended 11/30/01.................     1,926,473             1.58               (1.08)                55
   Year ended 11/30/00................     2,650,904             1.50                (.98)                46
   Class B
   Year ended 7/31/05..................   $   844,111             2.43%(d)           (1.42)%(b)            80%
   Year ended 7/31/04..................     1,100,840             2.42(d)            (2.13)(b)             80
   12/1/02 to 7/31/03+.................     1,453,453             3.02*              (2.73)*              127
   Year ended 11/30/02.................     1,539,144             2.58               (2.37)               117
   Year ended 11/30/01.................     3,092,947             2.31               (1.80)                55
   Year ended 11/30/00.................     4,701,567             2.20               (1.68)                46
   Class C
   Year ended 7/31/05..................   $   261,596             2.39%(d)           (1.37)%(b)            80%
   Year ended 7/31/04..................       313,166             2.39(d)            (2.10)(b)             80
   12/1/02 to 7/31/03+.................       396,472             3.01*              (2.72)*              127
   Year ended 11/30/02.................       410,649             2.55               (2.34)               117
   Year ended 11/30/01.................       835,406             2.30               (1.80)                55
   Year ended 11/30/00.................     1,252,765             2.21               (1.69)                46
   Advisor Class
   Year ended 7/31/05..................   $    90,583             1.35%(d)           (.36)%(b)             80%
   Year ended 7/31/04..................        80,420             1.35(d)            (1.06)(b)             80
   12/1/02 to 7/31/03+.................        93,511             1.94*              (1.65)*              127
   Year ended 11/30/02.................        83,018             1.49               (1.29)               117
   Year ended 11/30/01.................       231,167             1.27                (.78)                55
   Year ended 11/30/00.................       288,889             1.19                (.66)                46
AllianceBernstein Global
Health Care Fund
   Class A
   Year ended 6/30/05..................   $    46,505             1.80%(d)           (1.10)%(b)            30%
   Year ended 6/30/04..................        55,079             1.82(d)            (1.07)(f)             34
   Year ended 6/30/03..................        56,077             2.06               (1.12)                 8
   Year ended 6/30/02..................        63,973             1.85               (1.13)                 9
   Year ended 6/30/01..................        76,827             1.73                (.90)                 8
   Class B
   Year ended 6/30/05..................   $    94,104             2.55%(d)           (1.87)%(b)            30%
   Year ended 6/30/04..................       119,260             2.58(d)            (1.83)(f)             34
   Year ended 6/30/03..................       134,907             2.82               (1.88)                 8
   Year ended 6/30/02..................       163,340             2.60               (1.87)                 9
   Year ended 6/30/01..................       203,620             2.46               (1.63)                 8
   Class C
   Year ended 6/30/05..................   $    24,000             2.52%(d)           (1.83)%(b)            30%
   Year ended 6/30/04..................        30,698             2.55(d)            (1.80)(f)             34
   Year ended 6/30/03..................        34,298             2.80               (1.85)                 8
   Year ended 6/30/02..................        41,268             2.57               (1.84)                 9
   Year ended 6/30/01..................        57,405             2.44               (1.60)                 8
   Advisor Class
   Year ended 6/30/05..................   $    11,886             1.50%(d)            (.77)%(b)            30%
   Year ended 6/30/04..................         9,705             1.51(d)             (.75)(f)             34
   Year ended 6/30/03..................         9,139             1.77                (.81)                 8
   Year ended 6/30/02..................         7,544             1.57                (.83)                 9
   Year ended 6/30/01..................         7,518             1.42                (.59)                 8
AllianceBernstein Global
Research Growth Fund
   Class A
   Year ended 6/30/05..................   $    33,944             1.50%(d)            (.15)%(b)            66%
   Year ended 6/30/04..................        20,562             1.50(d)             (.16)(f)             85
   7/22/02++ to 6/30/03................             1             1.70*(d)            (.07)*(f)            62
   Class B
   Year ended 6/30/05..................   $       641             2.20%(d)            (.67)%(b)            66%
   Year ended 6/30/04..................           162             2.21(d)            (2.22)(f)             85
   7/22/02++ to 6/30/03................             1             2.40*(d)            (.78)*(f)            62
   Class C
   Year ended 6/30/05..................   $       934             2.20%(d)            (.80)%(b)            66%
   Year ended 6/30/04..................           468             2.20(d)             (.73)(f)             85
   7/22/02++ to 6/30/03................             1             2.40*(d)            (.78)*(f)            62
   Advisor Class
   Year ended 6/30/05..................   $    26,104             1.20%(d)             .13%(b)             66%
   Year ended 6/30/04..................        20,202             1.26(d)              .08(f)              85
   7/22/02++ to 6/30/03................         2,270             1.40*(d)             .22*(f)             62

--------------------------------------------------------------------------------

                                                                    Income from Investment Operations
                                                           ---------------------------------------------------
                                                                                 Net Gains
                                           Net Asset                            or Losses on
                                             Value,                             Investments         Total from
                                           Beginning        Net Investment     (both realized       Investment
      Fiscal Year or Period                of Period       Income (Loss)(a)    and unrealized)      Operations
      ---------------------                ---------       ----------------    ---------------      ----------
AllianceBernstein International
Research Growth Fund
   Class A
   Year ended 7/31/05..................     $   8.50            $ (.03)(b)        $   1.79           $   1.76
   Year ended 7/31/04..................         7.54              (.07)(f)            1.03                .96
   12/1/02 to 7/31/03+.................         7.31              (.03)(b)             .26                .23
   Year ended 11/30/02.................         8.36              (.09)               (.96)             (1.05)
   Year ended 11/30/01.................        10.50              (.10)              (2.04)             (2.14)
   Year ended 11/30/00.................        13.22              (.14)              (2.14)             (2.28)
   Class B
   Year ended 7/31/05..................     $   8.10            $ (.09)(b)        $   1.70           $   1.61
   Year ended 7/31/04..................         7.25              (.13)(f)             .98                .85
   12/1/02 to 7/31/03+.................         7.06              (.06)(b)             .25                .19
   Year ended 11/30/02.................         8.12              (.14)(b)            (.92)             (1.06)
   Year ended 11/30/01.................        10.29              (.17)              (2.00)             (2.17)
   Year ended 11/30/00.................        13.05              (.23)              (2.09)             (2.32)

   Class C
   Year ended 7/31/05..................     $   8.10            $ (.08)(b)        $   1.69           $   1.61
   Year ended 7/31/04..................         7.25              (.13)(f)             .98                .85
   12/1/02 to 7/31/03+.................         7.06              (.06)(b)             .25                .19
   Year ended 11/30/02.................         8.13              (.14)(b)            (.93)             (1.07)
   Year ended 11/30/01.................        10.29              (.16)              (2.00)             (2.16)
   Year ended 11/30/00.................        13.05              (.23)              (2.09)             (2.32)
   Advisor Class
   Year ended 7/31/05..................     $   8.65            $ (.03)(b)        $   1.79           $   1.82
   Year ended 7/31/04..................         7.66              (.03)(f)            1.02                .99
   12/1/02 to 7/31/03+.................         7.41              (.01)(b)             .26                .25
   Year ended 11/30/02.................         8.44              (.07)               (.96)             (1.03)
   Year ended 11/30/01.................        10.58              (.07)              (2.07)             (2.14)
   Year ended 11/30/00.................        13.27              (.09)              (2.16)             (2.25)
AllianceBernstein International
Growth Fund
   Class A
   Year ended 6/30/05..................     $  11.15            $  .15(b)         $   2.46           $   2.61
   Year ended 6/30/04..................         8.38               .05(f)             2.76               2.81
   Year ended 6/30/03..................         8.19               .02                 .17                .19
   Year ended 6/30/02..................         8.76              (.03)               (.54)              (.57)
   Year ended 6/30/01..................        13.57               .02               (3.45)             (3.43)
   Class B
   Year ended 6/30/05..................     $  10.38            $  .04(b)         $   2.30           $   2.34
   Year ended 6/30/04..................         7.84              (.03)(f)            2.57               2.54
   Year ended 6/30/03..................         7.72              (.04)                .16                .12
   Year ended 6/30/02..................         8.32              (.09)               (.51)              (.60)
   Year ended 6/30/01..................        13.06              (.07)              (3.29)             (3.36)
   Class C
   Year ended 6/30/05..................     $  10.38            $  .06(b)         $   2.28           $   2.34
   Year ended 6/30/04..................         7.84              (.02)(f)            2.56               2.54
   Year ended 6/30/03..................         7.72              (.04)                .16                .12
   Year ended 6/30/02..................         8.32              (.09)               (.51)              (.60)
   Year ended 6/30/01..................        13.05              (.06)              (3.29)             (3.35)
   Advisor Class
   Year ended 6/30/05..................     $  11.22            $  .22(b)         $   2.45           $   2.67
   Year ended 6/30/04..................         8.44               .13(f)             2.72               2.85
   Year ended 6/30/03..................         8.21               .06                 .17                .23
   Year ended 6/30/02..................         8.76              (.01)               (.54)              (.55)
   Year ended 6/30/01..................        13.53               .04               (3.43)             (3.39)

                                                             Less Dividends and Distributions
                                           --------------------------------------------------------------------
                                            Dividends       Distributions
                                            from Net         in Excess of            Tax          Distributions
                                           Investment       Net Investment        Return of           from
      Fiscal Year or Period                  Income             Income             Capital        Capital Gains
      ---------------------                ----------      ----------------       ---------       -------------
AllianceBernstein International
Research Growth Fund
   Class A
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00               0.00
   Year ended 11/30/00.................         0.00              0.00                0.00               (.44)
   Class B
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00               0.00
   Year ended 11/30/00.................         0.00              0.00                0.00               (.44)
   Class C
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00               0.00
   Year ended 11/30/00.................         0.00              0.00                0.00               (.44)
   Advisor Class
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00               0.00
   Year ended 11/30/00.................         0.00              0.00                0.00               (.44)
AllianceBernstein International
Growth Fund
   Class A
   Year ended 6/30/05..................     $   (.04)           $ 0.00            $   0.00           $   0.00
   Year ended 6/30/04..................         (.04)             0.00                0.00               0.00
   Year ended 6/30/03..................         0.00              0.00                0.00               0.00
   Year ended 6/30/02..................         0.00              0.00                0.00               0.00
   Year ended 6/30/01..................         0.00              0.00                0.00              (1.37)

   Class B
   Year ended 6/30/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 6/30/04..................         0.00              0.00                0.00               0.00
   Year ended 6/30/03..................         0.00              0.00                0.00               0.00
   Year ended 6/30/02..................         0.00              0.00                0.00               0.00
   Year ended 6/30/01..................         0.00              0.00                0.00              (1.37)
   Class C
   Year ended 6/30/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 6/30/04..................         0.00              0.00                0.00               0.00
   Year ended 6/30/03..................         0.00              0.00                0.00               0.00
   Year ended 6/30/02..................         0.00              0.00                0.00               0.00

   Year ended 6/30/01..................         0.00              0.00                0.00              (1.37)
   Advisor Class
   Year ended 6/30/05..................     $   (.07)           $ 0.00            $   0.00           $   0.00
   Year ended 6/30/04..................         (.07)             0.00                0.00               0.00
   Year ended 6/30/03..................         0.00              0.00                0.00               0.00
   Year ended 6/30/02..................         0.00              0.00                0.00               0.00
   Year ended 6/30/01..................         0.00              0.00                0.00              (1.37)

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 62 and 63.

                                                 Less Distributions
                                          --------------------------------
                                                                 Total           Net Asset
                                          Distributions        Dividends          Value,
                                          in Excess of            and             End of               Total
      Fiscal Year or Period               Capital Gains      Distributions        Period             Return (c)
      ---------------------               -------------      -------------       ---------           ----------
AllianceBernstein International
Research Growth Fund
   Class A
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  10.26              20.71%
   Year ended 7/31/04..................         0.00              0.00                8.50              12.73
   12/1/02 to 7/31/03+.................         0.00              0.00                7.54               3.15
   Year ended 11/30/02.................         0.00              0.00                7.31             (12.56)
   Year ended 11/30/01.................         0.00              0.00                8.36             (20.38)

   Year ended 11/30/00.................         0.00              (.44)              10.50             (17.88)
   Class B
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   9.71              19.88%
   Year ended 7/31/04..................         0.00              0.00                8.10              11.72
   12/1/02 to 7/31/03+.................         0.00              0.00                7.25               2.69
   Year ended 11/30/02.................         0.00              0.00                7.06             (13.05)
   Year ended 11/30/01.................         0.00              0.00                8.12             (21.09)
   Year ended 11/30/00.................         0.00              (.44)              10.29             (18.44)
   Class C
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   9.71              19.88%
   Year ended 7/31/04..................         0.00              0.00                8.10              11.72
   12/1/02 to 7/31/03+.................         0.00              0.00                7.25               2.69
   Year ended 11/30/02.................         0.00              0.00                7.06             (13.16)
   Year ended 11/30/01.................         0.00              0.00                8.13             (20.99)
   Year ended 11/30/00.................         0.00              (.44)              10.29             (18.44)
   Advisor Class
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  10.47              21.04%
   Year ended 7/31/04..................         0.00              0.00                8.65              12.92
   12/1/02 to 7/31/03+.................         0.00              0.00                7.66               3.37
   Year ended 11/30/02.................         0.00              0.00                7.41             (12.20)
   Year ended 11/30/01.................         0.00              0.00                8.44             (20.23)
   Year ended 11/30/00.................         0.00              (.44)              10.58             (17.57)
AllianceBernstein International
Growth Fund
   Class A
   Year ended 6/30/05..................     $   0.00            $ (.04)           $  13.72              23.44%
   Year ended 6/30/04..................         0.00              (.04)              11.15              33.57
   Year ended 6/30/03..................         0.00              0.00                8.38               2.32
   Year ended 6/30/02..................         0.00              0.00                8.19              (6.51)
   Year ended 6/30/01..................         (.01)            (1.38)               8.76             (26.81)
   Class B
   Year ended 6/30/05..................     $   0.00            $ 0.00            $  12.72              22.54%
   Year ended 6/30/04..................         0.00              0.00               10.38              32.40
   Year ended 6/30/03..................         0.00              0.00                7.84               1.55
   Year ended 6/30/02..................         0.00              0.00                7.72              (7.21)
   Year ended 6/30/01..................         (.01)            (1.38)               8.32             (27.37)
   Class C
   Year ended 6/30/05..................     $   0.00            $ 0.00            $  12.72              22.54%
   Year ended 6/30/04..................         0.00              0.00               10.38              32.40
   Year ended 6/30/03..................         0.00              0.00                7.84               1.55
   Year ended 6/30/02..................         0.00              0.00                7.72              (7.21)
   Year ended 6/30/01..................         (.01)            (1.38)               8.32             (27.30)
   Advisor Class
   Year ended 6/30/05..................     $   0.00            $ (.07)           $  13.82              23.86%
   Year ended 6/30/04..................         0.00              (.07)              11.22              33.81
   Year ended 6/30/03..................         0.00              0.00                8.44               2.80
   Year ended 6/30/02..................         0.00              0.00                8.21              (6.28)
   Year ended 6/30/01..................         (.01)            (1.38)               8.76             (26.58)

                                                                Ratios/Supplemental Data
                                         -----------------------------------------------------------------------
                                                               Ratio of          Ratio of Net
                                           Net Assets,         Expenses          Income (Loss)
                                          End of Period       to Average          to Average         Portfolio
      Fiscal Year or Period              (000's omitted)      Net Assets          Net Assets       Turnover Rate
      ---------------------              ---------------      ----------         -------------     -------------
AllianceBernstein International
Research Growth Fund
   Class A
   Year ended 7/31/05..................   $   91,949              1.94%(d)            (.29)%(b)           136%
   Year ended 7/31/04..................       22,001              2.23(d)             (.81)(f)             84
   12/1/02 to 7/31/03+.................       23,851              2.50*(d)            (.68)*(b)            56
   Year ended 11/30/02.................       27,456              2.47               (1.17)                75
   Year ended 11/30/01.................       40,555              2.17               (1.06)               171
   Year ended 11/30/00.................       60,330              1.95               (1.07)               111
   Class B
   Year ended 7/31/05..................   $   82,622              2.76%(d)           (1.01)%(b)           136%
   Year ended 7/31/04..................       38,430              2.99(d)            (1.57)(f)             84
   12/1/02 to 7/31/03+.................       45,815              3.20*(d)           (1.38)*(b)            56
   Year ended 11/30/02.................       52,744              3.20(d)            (1.88)(b)             75
   Year ended 11/30/01.................       80,353              2.92               (1.84)               171
   Year ended 11/30/00.................      122,503              2.67               (1.79)               111
   Class C
   Year ended 7/31/05..................   $   27,911              2.70%(d)            (.96)%(b)           136%
   Year ended 7/31/04..................       12,417              2.97(d)            (1.54)(f)             84
   12/1/02 to 7/31/03+.................       15,257              3.20*(d)           (1.37)*(b)            56
   Year ended 11/30/02.................       17,942              3.20(d)            (1.90)(b)             75
   Year ended 11/30/01.................       28,990              2.88               (1.80)               171
   Year ended 11/30/00.................       46,894              2.66               (1.79)               111
   Advisor Class
   Year ended 7/31/05..................   $   33,754              1.67%(d)              30%(b)            136%
   Year ended 7/31/04..................       14,407              1.90(d)             (.37)(f)             84
   12/1/02 to 7/31/03+.................       12,629              2.20*(d)            (.32)*(b)            56
   Year ended 11/30/02.................       11,437              2.18                (.85)                75
   Year ended 11/30/01.................       14,116              1.86                (.78)               171
   Year ended 11/30/00.................       18,800              1.61                (.68)               111
AllianceBernstein International
Growth Fund
   Class A
   Year ended 6/30/05..................      310,073              1.57%(d)            1.17%(b)             47%
   Year ended 6/30/04..................      202,899              1.89(d)              .49(f)              50
   Year ended 6/30/03..................      163,406              2.29                 .23                 29
   Year ended 6/30/02..................      183,160              2.10                (.40)                43
   Year ended 6/30/01..................      245,873              1.81                 .14                 42
   Class B
   Year ended 6/30/05..................   $   66,613              2.33%(d)              33%(b)             47%
   Year ended 6/30/04..................       56,959              2.67(d)             (.30)(f)             50
   Year ended 6/30/03..................       48,183              3.08                (.61)                29
   Year ended 6/30/02..................       65,724              2.89               (1.19)                43
   Year ended 6/30/01..................       92,446              2.56                (.64)                42
   Class C
   Year ended 6/30/05..................   $   29,957              2.29%(d)              55%(b)             47%
   Year ended 6/30/04..................       16,005              2.65(d)             (.26)(f)             50
   Year ended 6/30/03..................       12,092              3.06                (.57)                29
   Year ended 6/30/02..................       15,541              2.85               (1.18)                43
   Year ended 6/30/01..................       23,976              2.56                (.62)                42
   Advisor Class
   Year ended 6/30/05..................   $    8,404              1.25%(d)            1.74%(b)             47%
   Year ended 6/30/04..................        2,817              1.54(d)             1.29(f)              50
   Year ended 6/30/03..................          744              1.98                 .74                 29
   Year ended 6/30/02..................          808              1.80                (.18)                43
   Year ended 6/30/01..................        1,343              1.50                 .38                 42

--------------------------------------------------------------------------------

  +   Change in fiscal year end.

 ++   Commencement of operations.

  *   Annualized.

(a)   Based on average shares outstanding.

(b)   Net of fee waiver and expense reimbursement by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.

(d) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in (e) below, would have been as follows:

                             2000      2001       2002        2003          2004         2005
                            -------  --------    -------    --------      --------     ---------
AllianceBernstein
Large Cap Growth Fund
Class A                                 --         --          --           1.76%         1.53%
Class B                                 --         --          --           2.52%         2.28%
Class C                                 --         --          --           2.49%         2.25%
Advisor Class                           --         --          --           1.46%         1.23%

AllianceBernstein
Growth Fund
Class A                       --        --         --          --           1.52%           --
Class B                       --        --         --          --           2.27%           --
Class C                       --        --         --          --           2.24%           --
Advisor Class                 --        --         --          --           1.22%           --

AllianceBernstein
Mid-Cap Growth Fund
Class A                       --        --         --          --           1.26%           --
Class B                       --        --         --          --           2.10%           --
Class C                       --        --         --          --           2.07%           --
Advisor Class                 --        --         --          --           1.05%           --

AllianceBernstein
Small Cap Growth Portfolio
Class A                       --        --         --          --           2.01%         1.63%
Class B                       --        --         --          --           2.81%         2.43%
Class C                       --        --         --          --           2.77%         2.39%
Advisor Class                 --        --         --          --           1.74%         1.37%

AllianceBernstein Global
Technology Fund
Class A                       --        --         --          --           1.81%         1.68%
Class B                       --        --         --          --           2.58%         2.46%

Class C                       --        --         --          --           2.55%         2.41%
Advisor Class                 --        --         --          --           1.51%         1.38%

AllianceBernstein Global
Health Care Fund
Class A                                 --         --          --           1.93%         1.84%
Class B                                 --         --          --           2.69%         2.59%
Class C                                 --         --          --           2.66%         2.56%
Advisor Class                           --         --          --           1.62%         1.54%

AllianceBernstein Global
Research Growth Fund
Class A                       --        --         --       19.19%*         7.68%         2.51%
Class B                       --        --         --       19.94%*        11.40%         3.44%
Class C                       --        --         --       19.94%*        10.96%         3.28%
Advisor Class                 --        --         --       17.42%*         7.46%         2.18%

                             2000      2001       2002        2003          2004         2005
                            -------  --------    -------    --------      --------     ---------
AllianceBernstein
International Research
Growth Fund
Class A                       --        --         --        2.99%*         2.46%         2.09%
Class B                       --        --       3.25%       3.79%*         3.26%         2.92%
Class C                       --        --       3.20%       3.73%*         3.21%         2.86%
Advisor Class                 --        --         --        2.70%*         2.13%         1.85%

AllianceBernstein
International Growth
Fund
Class A                       --        --         --          --           2.04%         1.61%
Class B                       --        --         --          --           2.82%         2.37%
Class C                       --        --         --          --           2.80%         2.33%
Advisor Class                 --        --         --          --           1.69%         1.29%

(e) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (d) above, would have been as follows:

AllianceBernstein
Small Cap Growth
Portfolio                    1999     2000
                             -----    -----
Class A                      1.68%    1.67%
Class B                      2.45%    2.42%
Class C                      2.44%    2.42%
Advisor Class                1.41%    1.38%

AllianceBernstein
International Research
Growth Fund                  2005
                             -----
Class A                      1.94%
Class B                      2.75%
Class C                      2.70%
Advisor Class                1.67%

(f)   Net of expenses waived/reimbursed by the Adviser and the transfer agent.

(g)   Amount is less than $0.01.

APPENDIX A: HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The following supplemental hypothetical investment information provides additional information in a different format about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any fee waiver or expense reimbursement. If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

                                AllianceBernstein Large Cap Growth Fund
-------------------------------------------------------------------------------------------------------
                                 Hypothetical                    Hypothetical Expenses     Hypothetical
                 Hypothetical    Performance     Investment        (Current Expense           Ending
Year              Investment       Earnings     After Returns        Ratio=1.50%)           Investment
----------       ------------    ------------   -------------    ---------------------     ------------
1                 $10,000.00      $  500.00       $10,500.00          $  157.50             $10,342.50
2                 $10,342.50      $  517.13       $10,859.63          $  162.89             $10,696.73
3                 $10,696.73      $  534.94       $11,231.57          $  168.47             $11,063.09
4                 $11,063.09      $  553.15       $11,616.25          $  174.24             $11,442.00
5                 $11,442.00      $  572.10       $12,014.10          $  180.21             $11,833.89
6                 $11,833.89      $  591.69       $12,425.59          $  186.38             $12,239.20
7                 $12,239.20      $  611.96       $12,851.16          $  192.77             $12,658.40
8                 $12,658.40      $  632.92       $13,291.32          $  199.37             $13,091.95
9                 $13,091.95      $  654.60       $13,746.54          $  206.20             $13,540.35
10                $13,540.35      $  677.02       $14,217.36          $  213.26             $14,004.10
-------------------------------------------------------------------------------------------------------
Cumulative                        $5,845.41                           $1,841.30

                                     AllianceBernstein Growth Fund
-------------------------------------------------------------------------------------------------------
                                 Hypothetical                    Hypothetical Expenses    Hypothetical
                 Hypothetical    Performance     Investment        (Current Expense          Ending
Year              Investment       Earnings     After Returns        Ratio=1.49%)          Investment
----------       ------------    ------------   -------------    ---------------------    -------------
1                 $10,000.00      $  500.00       $10,500.00          $  156.45             $10,343.55
2                 $10,343.55      $  517.18       $10,860.73          $  161.82             $10,698.90
3                 $10,689.90      $  534.95       $11,233.85          $  167.38             $11,066.46
4                 $11,066.46      $  553.32       $11,619.79          $  173.13             $11,466.65
5                 $11,446.65      $  572.33       $12,018.98          $  179.08             $11,839.90
6                 $11,839.90      $  592.00       $12,431.90          $  185.24             $12,246.66
7                 $12,246.66      $  612.33       $12,858.99          $  191.60             $12,667.40
8                 $12,667.40      $  633.37       $13,300.77          $  198.18             $13,102.58
9                 $13,102.58      $  655.13       $13,757.71          $  204.99             $13,552.72
10                $13,552.72      $  677.64       $14,230.36          $  212.03             $14,018.33
-------------------------------------------------------------------------------------------------------
Cumulative                        $5,848.24                           $1,829.91

                                 AllianceBernstein Mid-Cap Growth Fund
-------------------------------------------------------------------------------------------------------
                                 Hypothetical                    Hypothetical Expenses     Hypothetical
                 Hypothetical     Performance    Investment        (Current Expense           Ending
Year              Investment       Earnings     After Returns        Ratio=1.25%)           Investment
----------       ------------    ------------   -------------    ---------------------    -------------
1                 $10,000.00      $  500.00       $10,500.00          $  131.25             $10,368.75
2                 $10,368.75      $  518.44       $10,887.19          $  136.09             $10,751.10
3                 $10,751.10      $  537.55       $11,288.65          $  141.11             $11,147.54
4                 $11,147.54      $  557.38       $11,704.92          $  146.31             $11,558.61
5                 $11,558.61      $  577.93       $12,136.54          $  151.71             $11,984.83
6                 $11,984.83      $  599.24       $12,584.08          $  157.30             $12,426.77
7                 $12,426.77      $  621.34       $13,048.11          $  163.10             $12,885.01
8                 $12,885.01      $  644.25       $13,529.26          $  169.12             $13,360.15
9                 $13,360.15      $  668.01       $14,028.15          $  175.35             $13,852.80
10                $13,852.80      $  692.64       $14,545.44          $  181.82             $14,363.62
-------------------------------------------------------------------------------------------------------
Cumulative                        $5,916.78                           $1,553.15

                             AllianceBernstein Small Cap Growth Portfolio
-------------------------------------------------------------------------------------------------------
                                 Hypothetical                    Hypothetical Expenses     Hypothetical
                 Hypothetical     Performance    Investment        (Current Expense           Ending
Year              Investment       Earnings     After Returns        Ratio=1.60%)           Investment
----------       ------------    ------------   -------------    ---------------------    -------------
1                 $10,000.00      $  500.00       $10,500.00          $  168.00             $10,332.00
2                 $10,332.00      $  516.60       $10,848.60          $  173.58             $10,675.02
3                 $10,675.02      $  533.75       $11,208.77          $  179.34             $11,029.43
4                 $11,029.43      $  551.47       $11,580.90          $  185.29             $11,395.61
5                 $11,395.61      $  569.78       $11,965.39          $  191.45             $11,773.94
6                 $11,773.94      $  588.70       $12,362.64          $  197.80             $12,164.84
7                 $12,164.84      $  608.24       $12,773.08          $  204.37             $12,568.71
8                 $12,568.71      $  628.44       $13,197.15          $  211.15             $12,985.99
9                 $12,985.99      $  649.30       $13,635.29          $  218.16             $13,417.13
10                $13,417.13      $  670.86       $14,087.98          $  225.41             $13,862.58
-------------------------------------------------------------------------------------------------------
Cumulative                        $5,817.13                           $1,954.56

                               AllianceBernstein Global Technology Fund
-------------------------------------------------------------------------------------------------------
                                 Hypothetical                    Hypothetical Expenses     Hypothetical
                 Hypothetical     Performance    Investment        (Current Expense           Ending
Year              Investment       Earnings     After Returns        Ratio=1.66%)           Investment
----------       ------------    ------------   -------------    ---------------------    -------------
1                 $10,000.00      $  500.00       $10,500.00          $  174.30             $10,325.70
2                 $10,325.70      $  518.29       $10,841.99          $  179.98             $10,662.01
3                 $10,662.01      $  533.10       $11,195.11          $  185.84             $11,009.27
4                 $11,009.27      $  550.46       $11,559.73          $  191.89             $11,367.84
5                 $11,367.84      $  568.39       $11,936.23          $  198.14             $11,738.09
6                 $11,738.09      $  586.90       $12,325.00          $  204.59             $12,120.40
7                 $12,120.40      $  606.02       $12,726.42          $  211.26             $12,515.16
8                 $12,515.16      $  625.76       $13,140.92          $  218.14             $12,922.78
9                 $12,922.78      $  646.14       $13,568.92          $  225.24             $13,343.68
10                $13,343.68      $  667.18       $14,010.86          $  232.58             $13,778.28
-------------------------------------------------------------------------------------------------------
Cumulative                        $5,800.25                           $2,021.97

                               AllianceBernstein Global Health Care Fund
-------------------------------------------------------------------------------------------------------
                                 Hypothetical                    Hypothetical Expenses     Hypothetical
                 Hypothetical     Performance    Investment        (Current Expense           Ending
Year              Investment       Earnings     After Returns        Ratio=1.80%)           Investment
----------       ------------    ------------   -------------    ---------------------    -------------
1                 $10,000.00      $  500.00       $10,500.00          $  189.00             $10,311.00
2                 $10,311.00      $  515.55       $10,826.55          $  194.88             $10,631.67
3                 $10,631.67      $  531.58       $11,163.26          $  200.94             $10,962.32
4                 $10,962.32      $  548.12       $11,510.43          $  207.19             $11,303.25
5                 $11,303.25      $  566.16       $11,868.41          $  213.63             $11,654.78
6                 $11,654.78      $  582.74       $12,237.51          $  220.28             $12,017.24
7                 $12,017.24      $  600.86       $12,618.10          $  227.13             $12,390.98
8                 $12,390.98      $  619.55       $13,010.52          $  234.19             $12,776.34
9                 $12,776.34      $  638.82       $13,415.15          $  241.47             $13,173.68
10                $13,173.68      $  658.68       $13,832.36          $  248.98             $13,583.38
-------------------------------------------------------------------------------------------------------
Cumulative                        $5,761.06                           $2,177.68

                             AllianceBernstein Global Research Growth Fund
-------------------------------------------------------------------------------------------------------
                                 Hypothetical                    Hypothetical Expenses     Hypothetical
                 Hypothetical     Performance    Investment        (Current Expense           Ending
Year              Investment       Earnings     After Returns        Ratio=1.50%)           Investment
----------       ------------    ------------   -------------    ---------------------    -------------
1                 $10,000.00      $  500.00       $10,500.00          $  157.50             $10,342.50
2                 $10,342.50      $  517.13       $10,859.63          $  162.89             $10,896.73
3                 $10,696.73      $  534.84       $11,231.57          $  168.47             $11,063.09
4                 $11,063.09      $  553.15       $11,616.25          $  174.24             $11,442.00
5                 $11,442.00      $  572.10       $12,014.10          $  180.21             $11,833.89
6                 $11,833.89      $  591.69       $12,425.59          $  186.38             $12,239.20
7                 $12,239.20      $  611.96       $12,851.16          $  192.77             $12,658.40
8                 $12,658.40      $  632.92       $13,291.32          $  199.37             $13,091.95
9                 $13,091.95      $  654.60       $13,746.54          $  206.20             $13,540.35
10                $13,540.35      $  677.02       $14,217.36          $  213.26             $14,004.10
-------------------------------------------------------------------------------------------------------
Cumulative                        $5,845.41                           $1,841.30

                         AllianceBernstein International Research Growth Fund
-------------------------------------------------------------------------------------------------------
                                 Hypothetical                    Hypothetical Expenses     Hypothetical

                 Hypothetical     Performance    Investment        (Current Expense           Ending
Year              Investment       Earnings     After Returns        Ratio=1.65%)           Investment
----------       ------------    ------------   -------------    ---------------------    -------------
1                 $10,000.00      $  500.00       $10,500.00          $  173.25             $10,326.75

2                 $10,326.75      $  516.34       $10,843.09          $  178.91             $10,664.18
3                 $10,664.18      $  533.21       $11,197.39          $  184.76             $11,012.63
4                 $11,012.63      $  550.63       $11,563.26          $  190.79             $11,372.47
5                 $11,372.47      $  568.62       $11,941.09          $  197.03             $11,744.06
6                 $11,744.06      $  587.20       $12,331.26          $  203.47             $12,127.80
7                 $12,127.80      $  606.39       $12,734.19          $  210.11             $12,524.07
8                 $12,524.07      $  626.20       $13,150.28          $  216.98             $12,933.30
9                 $12,933.30      $  646.66       $13,579.96          $  224.07             $13,355.89
10                $13,355.89      $  667.79       $14,023.69          $  231.39             $13,792.30
-------------------------------------------------------------------------------------------------------
Cumulative                        $5,803.06                           $2,010.76

                              AllianceBernstein International Growth Fund
-------------------------------------------------------------------------------------------------------
                                 Hypothetical                    Hypothetical Expenses     Hypothetical
                 Hypothetical     Performance    Investment        (Current Expense           Ending
Year              Investment       Earnings     After Returns        Ratio=1.57%)           Investment
----------       ------------    ------------   -------------    ---------------------    -------------
1                 $10,000.00      $  500.00       $10,500.00          $  164.85             $10,335.15
2                 $10,336.15      $  516.76       $10,851.91          $  170.37             $10,681.53
3                 $10,581.53      $  534.08       $11,215.61          $  176.09             $11,039.52
4                 $11,039.52      $  551.98       $11,591.50          $  181.99             $11,409.51
5                 $11,409.51      $  570.48       $11,979.99          $  188.09             $11,791.90
6                 $11,791.90      $  589.60       $12,381.50          $  194.39             $12,187.11
7                 $12,187.11      $  609.36       $12,796.46          $  200.90             $12,595.56
8                 $12,595.56      $  629.78       $13,225.34          $  207.64             $13,017.70
9                 $13,017.70      $  650.89       $13,668.59          $  214.60             $13,453.99
10                $13,453.99      $  672.70       $14,126.69          $  221.79             $13,904.90
-------------------------------------------------------------------------------------------------------
Cumulative                        $5,825.60                           $1,920.70

                      (This page left intentionally blank.)

                      (This page left intentionally blank.)

For more information about the Funds, the following documents are available upon request:

o     Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

o     Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed  information  about the Fund,
including  its  operations  and  investment   policies.   The  Funds'  SAIs  are
incorporated by reference into (and are legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:       Alliance Global Investor Services, Inc.
               P.O. Box 786003
               San Antonio, TX 78278-6003

By Phone:      For Information: (800) 221-5672
               For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o     Copies of the information may be obtained, after paying a duplicating fee,
      by   electronic   request  at   publicinfo@sec.gov,   or  by  writing  the
      Commission's Public Reference Section, Wash. DC 20549-0102.

You also may find these documents and more information about Alliance and the Funds on the Internet at: www.AllianceBernstein.com.

Fund                                                     SEC File No.
-----                                                    -----------
AllianceBernstein Large Cap Growth Fund                  811-06730
AllianceBernstein Growth Fund                            811-05088
AllianceBernstein Mid-Cap Growth Fund                    811-00204
AllianceBernstein Small Cap Growth Portfolio             811-01716
AllianceBernstein Global Technology Fund                 811-03131
AllianceBernstein Global Health Care Fund                811-09329
AllianceBernstein Global Research Growth Fund            811-21064
AllianceBernstein International Research Growth Fund     811-08527
AllianceBernstein International Growth Fund              811-08426

--------------------------------------------------------------------------------

Privacy Notice (This information is not part of the Prospectus.)

Alliance Capital Management L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affil-iates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

--------------------------------------------------------------------------------

STOCKPRO1105

[LOGO]ALLIANCEBERNSTEIN(R)
      Investment Research and Management

The AllianceBernstein Growth Funds

The AllianceBernstein Growth Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return.

--------------------------------------------------------------------------------
RETIREMENT SHARES PROSPECTUS
--------------------------------------------------------------------------------

                                                          --------------------
                                                             November 1, 2005
                                                                  (as amended
                                                           December 30, 2005)
                                                          --------------------

Domestic Growth Funds

>     AllianceBernstein Large Cap Growth Fund

>     AllianceBernstein Growth Fund

>     AllianceBernstein Mid-Cap Growth Fund

>     AllianceBernstein Small Cap Growth Portfolio

Global Growth Funds

>     AllianceBernstein Global Technology Fund

>     AllianceBernstein Global Health Care Fund

>     AllianceBernstein Global Research Growth Fund

>     AllianceBernstein International Growth Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
---------------------------
>  Are Not FDIC Insured
>  May Lose Value
>  Are Not Bank Guaranteed
---------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page

RISK/RETURN SUMMARY.......................................................     3

Domestic Growth Funds.....................................................     4
Global Growth Funds.......................................................     9
Summary of Principal Risks................................................    13
Principal Risks by Fund...................................................    14

FEES AND EXPENSES OF THE FUNDS............................................    15

INVESTING IN THE FUNDS....................................................    17

How To Buy Shares.........................................................    17
The Different Share Class Expenses........................................    17
Distribution Arrangements For Group Retirement
  Plans...................................................................    18
Payments To Financial Intermediaries......................................    18
How To Exchange Shares....................................................    19
How To Sell or Redeem Shares..............................................    19
Frequent Purchases and Redemptions of Fund
  Shares..................................................................    19
How The Funds Value Their Shares..........................................    21

GLOSSARY..................................................................    21

DESCRIPTION OF THE FUNDS..................................................    22

Investment Objectives and Principal Policies..............................    22
Description of Additional Investment Practices............................    27
Additional Risk Considerations............................................    35

MANAGEMENT OF THE FUNDS...................................................    36

DIVIDENDS, DISTRIBUTIONS AND TAXES.......................................     43

GENERAL INFORMATION.......................................................    44

FINANCIAL HIGHLIGHTS......................................................    45

APPENDIX A: HYPOTHETICAL INVESTMENT AND
  EXPENSE INFORMATION.....................................................    52

The Funds'  investment  adviser is Alliance  Capital  Management  L.P., a global
investment   manager   providing   diversified   services  to  institutions  and
individuals through a broad line of investments including 120 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the AllianceBernstein Growth Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.

The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks begins on page 13.

More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Fund showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

o how the Fund's average annual returns for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad-based securities market index; and

o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).

A Fund's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.

DOMESTIC GROWTH FUNDS

The Domestic Growth Funds offer investors seeking capital appreciation a range of alternative approaches to investing primarily in U.S. equity markets.

AllianceBernstein Large Cap Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of approximately 500 companies.

The Fund has historically invested the majority of its assets in the common stocks of large-capitalization companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies. For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from $978 million to almost $351 billion as of September 30, 2005, the Fund normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

Normally, the Fund invests in about 40 - 60 companies that Alliance believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The 25 most highly regarded of these companies usually constitute approximately 70% of the Fund's net assets. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

Among the principal risks of investing in the Fund is market risk. Because the Fund invests in a smaller number of companies than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

--------------------------------------------------------------------------------

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2004)
--------------------------------------------------------------------
                                            1         5        10
                                          Year**    Years**   Years**
--------------------------------------------------------------------
Class A                                   7.19%*   -12.13%    9.33%
--------------------------------------------------------------------
Class R                                   7.95%    -11.55%    9.58%
--------------------------------------------------------------------
Class K                                   8.23%    -11.32%    9.86%
--------------------------------------------------------------------
Class I                                   8.51%    -11.09%   10.14%
--------------------------------------------------------------------
Russell 1000   (reflects no deduction
Growth         for fees, expenses,
Index          or taxes)                  6.30%     -9.29%    9.59%
--------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Dates for Class R shares: 11/3/03, and for Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 7.07%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 46.87   24.14   32.67   49.31   28.98  -19.87  -23.92   -32.38  22.71   8.19
--------------------------------------------------------------------------------
  95      96      97      98      99      00      01       02     03      04

                                                             Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 31.05%, 4th quarter, 1998; and Worst Quarter was down -19.84%, 3rd quarter, 2001.

AllianceBernstein Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of U.S. companies judged by our research to have leading industry positions, sustainable competitive advantages and superior prospective earnings growth.

Investment selections are made from a universe of more than 500 covered securities. The Fund has the flexibility to invest across the capitalization spectrum reflecting the full scope of Alliance's internal research.

Among the principal risks of investing in the Fund is market risk. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2004)
--------------------------------------------------------------------
                                            1          5       10
                                          Year**    Years**  Years**
--------------------------------------------------------------------
Class A                                  14.03%*    -8.18%    7.85%
--------------------------------------------------------------------
Class R                                  14.79%     -7.56%    8.11%
--------------------------------------------------------------------
Class K                                  15.07%     -7.32%    8.38%
--------------------------------------------------------------------
Class I                                  15.38%     -7.10%    8.65%
--------------------------------------------------------------------
Russell 3000   (reflects no deduction
Growth         for fees, expenses,
Index          or taxes)                  6.93%     -8.87%     9.30%
--------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Date for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 5.78%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 29.49   23.20   27.09   28.17   25.59  -18.47  -24.49   -28.63  34.88   15.03
--------------------------------------------------------------------------------
  95      96      97      98      99      00      01       02     03      04

                                                             Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 28.86%, 4th quarter, 1998; and Worst Quarter was down -23.60%, 1st quarter, 2001.

AllianceBernstein Mid-Cap Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund normally invests substantially all of its assets in high-quality common stocks that Alliance expects to increase in value. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of mid-capitalization companies. For these purposes, "mid-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies constituting the Russell Midcap(R) Growth Index. The market capitalizations of companies in the Russell Midcap(R) Growth Index ranged from $913 million to $18.057 billion as of September 30, 2005. The capitalization range of companies in the Russell Midcap(R) Growth Index will change with the markets and the Fund typically invests in common stocks with market capitalizations of between $1 billion and $15 billion at time of purchase.

Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2004)
--------------------------------------------------------------------
                                            1         5         10
                                         Year**    Years**   Years**
--------------------------------------------------------------------
Class A                                  18.23%*    -2.56%     9.45%
--------------------------------------------------------------------
Class R                                  18.99%     -1.91%     9.70%
--------------------------------------------------------------------
Class K                                  19.29%     -1.66%     9.98%
--------------------------------------------------------------------
Class I                                  19.59%     -1.42%    10.25%
--------------------------------------------------------------------
Russell        (reflects no deduction
Mid-Cap        for fees, expenses,
Growth Index   or taxes)                 15.48%     -3.36%    11.23%
--------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Dates for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 0.46%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 34.84   17.54   36.01   -2.72   33.90  -15.88  -18.08   -32.72  65.96   19.23
--------------------------------------------------------------------------------
  95      96      97      98      99      00      01       02     03      04

                                                             Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 26.41%, 4th quarter, 1999; and Worst Quarter was down -25.52%, 3rd quarter, 2001.

AllianceBernstein Small Cap Growth Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Normally, the Fund invests in about 100-125 companies.

The  Fund  invests  in  well-known  and  established  companies  and in new  and unseasoned companies. The Fund can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. The Fund's investment policies, which are aggressive, emphasize investments in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. When selecting securities, Alliance looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above average earnings growth rates. In making specific investment decisions for the Fund, Alliance will employ a "bottom-up" stock selection process.

Among the principal risks of investing in the Fund is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2004)
--------------------------------------------------------------------
                                           1         5         10
                                         Year**    Years**   Years**
--------------------------------------------------------------------
Class A                                  12.95%*    -2.55%     8.08%
--------------------------------------------------------------------
Class R                                  13.72%     -1.90%     8.33%
--------------------------------------------------------------------
Class K                                  14.00%     -1.66%     8.60%
--------------------------------------------------------------------
Class I                                  14.29%     -1.41%     8.87%
----------------------------------------------------------------------
Russell        (reflects no deduction
2000           for fees, expenses,
Growth Index   or taxes)                 14.31%     -3.57%     7.12%
----------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Date for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 1.33%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 47.64   32.62   17.24   -4.57   12.96  -7.61  -13.64   -31.84  48.09   13.95
--------------------------------------------------------------------------------
  95      96      97      98      99      00      01       02     03      04

                                                             Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 25.05%, 4th quarter, 2001; and Worst Quarter was down -28.79%, 3rd quarter, 2001.

GLOBAL GROWTH FUNDS

The Global Growth Funds offer investors seeking long-term capital appreciation a range of alternative approaches to investing in foreign securities.

AllianceBernstein Global Technology Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies that are involved in the production, creation or marketing of technology products and services or that use technology extensively in the development of new or improved products or processes. The Fund invests in well-known, established companies as well as new, smaller or less-seasoned companies. The Fund invests in a global portfolio of securities of U.S. and non-U.S. companies selected for their capital appreciation potential.

Alliance adjusts the Fund's exposure to particular national economies based on its perception of the most favorable issuers. The Fund may invest in any company and industry and in any type of security with potential for capital appreciation. The Fund may invest in foreign securities, foreign government securities and securities issued by U.S. companies as Alliance considers most advantageous. In addition, the Fund may invest without limit in securities of issuers in any one foreign country and in emerging market countries.

Among the principal risks of investing in the Fund are market risk, industry/sector risk, capitalization risk, foreign risk and currency risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2004)
--------------------------------------------------------------------
                                            1         5        10
                                          Year**    Years**   Years**
--------------------------------------------------------------------
Class A                                   3.93%*   -14.62%     8.75%
--------------------------------------------------------------------
Class R                                   4.75%    -14.01%     9.01%
--------------------------------------------------------------------
Class K                                   5.00%    -13.88%     9.28%
--------------------------------------------------------------------
Class I                                   5.26%    -13.63%     9.55%
--------------------------------------------------------------------
MSCI World     (reflects no
Information    deduction for
Technology     fees, expenses,
Index (Net)+   or taxes)                  2.48%    -17.47%    10.35%
--------------------------------------------------------------------
MSCI World     (reflects no deduction
Index (Net)+   for fees, expenses,
               or taxes)                  14.72%    -2.45%     8.09%
--------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Date for Class R shares: 11/3/03 and for Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

+     The MSCI World Information Technology Index (Net) and the MSCI World Index
      (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 0.60%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 45.80   19.41   4.54   63.14   71.78  -24.62  -25.88   -42.95  41.67    4.93
--------------------------------------------------------------------------------
  95      96      97      98      99      00      01       02     03      04

                                                             Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 44.57%, 4th quarter, 1999; and Worst Quarter was down -35.31%, 3rd quarter, 2001.

AllianceBernstein Global Health Care Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Under  normal  circumstances,  the Fund  invests  at  least  80%,  and  normally substantially all, of its net assets in securities issued by companies principally engaged in health care and health care-related industries ("Health Care Industries") (companies principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders). Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in a portfolio of securities of U.S. and non-U.S. companies that are expected to profit from the development of new products and services for these industries. Alliance adjusts the Fund's exposure to particular national economies based on its perception of the most favorable markets and issuers. The Fund may invest in new, smaller or less-seasoned companies as well as in larger, established companies in Health Care Industries.

The Fund may invest in foreign securities, foreign government securities and securities issued by U.S. companies as Alliance considers most advantageous. In addition, the Fund may invest without limit in securities of issuers in any one foreign country and in emerging market countries.

Among the principal risks of investing in the Fund are market risk and industry/sector risk. Unlike many other equity funds, the Fund invests in the securities of companies principally engaged in Health Care Industries. As a result, certain economic conditions and market changes that affect those industries may have a more significant effect on the Fund's net asset value than on the value of a more broadly diversified fund. For example, the Fund's share price could be affected by changes in competition, legislation or government regulation, government funding, product liability and other litigation, the obsolescence or development of products, or other factors specific to Health Care Industries. The Fund's investments in foreign securities have foreign risk and currency risk. The Fund's investments in small- to mid-capitalization companies have capitalization risk. These investments may be more volatile than investments in large-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2004)
----------------------------------------------------------------------
                                           1         5        Since
                                         Year**   Years**  Inception**
----------------------------------------------------------------------
Class A                                   5.22%*   1.99%      2.42%
-----------------------------------------------------------------------
Class R                                   6.00%    2.68%      3.05%
-----------------------------------------------------------------------
Class K                                   6.26%    2.94%      3.30%
-----------------------------------------------------------------------
Class I                                   6.53%    3.20%      3.56%
-----------------------------------------------------------------------
MSCI World     (reflects no deduction
Healthcare     for fees, expenses,
Index (Net)+   or taxes)                  6.00%    2.68%      1.85%
-----------------------------------------------------------------------
MSCI World     (reflects no deduction
Index (Net)+   for fees, expenses,
               or taxes)                 14.72%   -2.45%      0.41%
-----------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception date for Class A shares: 8/27/99 and for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

+ The MSCI World Healthcare Index (Net) and the MSCI World Index (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual return in the bar chart is for the Fund's Class A shares and does not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 11.88%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 n/a     n/a     n/a     n/a     n/a     31.44  -17.56   -17.24  21.05   6.22
--------------------------------------------------------------------------------
  95      96      97      98      99      00      01       02     03      04

                                                             Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 13.76%, 2nd quarter, 2000; and Worst Quarter was down -19.20%, 1st quarter, 2001.

AllianceBernstein Global Research Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in a global portfolio of equity securities of companies within various market sectors selected by Alliance for their growth potential. Examples of the types of market sectors into which Alliance may invest the Fund's assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Alliance's Global Research Growth Portfolio Oversight Group, in consultation with the research sector heads, is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector. Alliance allocates the Fund's investments among the selected market sectors based on its assessment of both current and forecasted economic and investment conditions. A research sector head for each sector is responsible for stock selection within that sector. Within each sector, stock selection emphasizes investment in companies representing the research sector head groups' top picks for their respective sectors. The Fund invests, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more), one of which may be the United States. The Fund also invests in securities of companies in emerging markets.

Among the principal risks of investing in the Fund are market risk, foreign risk, currency risk, industry/sector risk, capitalization risk and allocation risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2004)
-------------------------------------------------------------
                                            1        Since
                                          Year**   Inception**
-------------------------------------------------------------
Class A                                  11.25%*    17.12%
-------------------------------------------------------------
Class R                                  12.00%     18.95%
-------------------------------------------------------------
Class K                                  12.30%     19.26%
-------------------------------------------------------------
Class I                                  12.59%     19.56%
-------------------------------------------------------------
MSCI World     (reflects no deduction
Index (Net)+   for fees, expenses,
               or taxes)                 14.72%     20.20%
-------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Dates for Class A shares: 07/22/02, for Class R shares: 09/01/04 and for Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

+ The MSCI World Index (Net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 11.33%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 n/a     n/a     n/a     n/a     n/a     n/a     n/a      n/a   34.28   12.25
--------------------------------------------------------------------------------
  95      96      97      98      99      00      01       02     03      04

                                                             Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 14.56%, 2nd quarter, 2003; and Worst Quarter was down -2.56%, 1st quarter, 2003.

AllianceBernstein International Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The International Growth investment process relies upon comprehensive fundamental company research produced by our large research team of over 40 non-U.S. analysts covering both developed and emerging markets around the globe. Research-driven stock selection is the primary driver of the portfolio's return and all other decisions, such as country allocation, are generally the result of the stock selection process. The International Growth Fund Management Team uses our analysts' research recommendations to assess investments for the Fund. They also consider input from the heads of global sector research with the goal of identifying the most attractive portfolio candidates that display superior earnings growth and reasonable valuations.

The Portfolio Management Team then builds a portfolio of our best research-driven investment ideas. While individual portfolio manager input is central to this decision making process, the collective judgment of the team is utilized to shape all holdings. The final portfolio consists of approximately 100-130 stocks. The Portfolio Oversight Group regularly reviews the country and sector allocations within the Fund to monitor the Fund's risk profile and to make adjustments if appropriate.

The goal of this investment process is to build a portfolio that capitalizes on the unique insights of our fundamental research within the optimal risk/reward framework. The Fund's investments include companies that are established as a result of privatizations of state enterprises. The Fund invests, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more), other than the United States.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2004)
--------------------------------------------------------------------
                                            1         5        10
                                          Year**    Years**  Years**
--------------------------------------------------------------------
Class A                                  22.85%*    -0.32%     9.38%
--------------------------------------------------------------------
Class R                                  23.61%      0.34%     9.63%
--------------------------------------------------------------------
Class K                                  23.92%      0.60%     9.90%
--------------------------------------------------------------------
Class I                                  24.22%      0.85%    10.18%
--------------------------------------------------------------------
MSCI AC        (reflects no deduction
World          for fees, expenses,
Index          or taxes)                 20.91%       N/A      N/A
(ex. U.S.)
(Net)+
--------------------------------------------------------------------
MSCI World     (reflects no deduction
Index          for fees, expenses,
(ex. U.S.)     or taxes)                 20.84%     -0.43%     6.27%
(Net)+
--------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Date for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Class K and Class I shares, respectively.

+ The MSCI AC World Index (ex. U.S.) (Net) and the MSCI World Index (ex. U.S.) (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 16.39%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 4.91    23.14   13.18   8.92   56.33   -25.33  -18.13  -6.22   44.72   23.85
--------------------------------------------------------------------------------
  95      96      97      98      99      00      01      02      03      04

                                                             Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 34.15%, 4th quarter, 1999; and Worst Quarter was down -17.44%, 3rd quarter, 1998.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All of the Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. All of the AllianceBernstein Growth Funds are subject to market risk.

INDUSTRY/SECTOR RISK

This is the risk of investments in a particular industry or industry sector. Market or economic factors affecting that industry or group of related industries could have a major effect on the value of a Fund's investments. Funds particularly subject to this risk are AllianceBernstein Global Technology Fund and AllianceBernstein Global Health Care Fund. This risk may be greater for AllianceBernstein Global Technology Fund because technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

CAPITALIZATION RISK

This is the risk of investments in small- to mid-capitalization companies. AllianceBernstein Growth Fund, AllianceBernstein Mid-Cap Growth Fund, AllianceBernstein Small Cap Growth Portolio, AllianceBernstein Global Technology Fund, AllianceBernstein Global Health Care Fund, AllianceBernstein Global Research Growth Fund and AllianceBernstein International Growth Fund are particularly subject to capitalization risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

FOREIGN RISK

This is the risk of investments in issuers located in foreign countries. All AllianceBernstein Growth Funds that invest in foreign securities are subject to this risk, including, in particular, AllianceBernstein Global Technology Fund, AllianceBernstein Global Health Care Fund, AllianceBernstein Global Research Growth Fund and AllianceBernstein International Growth Fund. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds that invest in foreign securities are subject to this risk, including, in particular, AllianceBernstein Global Technology Fund, AllianceBernstein Global Health Care Fund, AllianceBernstein Global Research Growth Fund and AllianceBernstein International Growth Fund.

MANAGEMENT RISK

Each AllianceBernstein Growth Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result.

FOCUSED PORTFOLIO RISK

Funds, such as AllianceBernstein Large Cap Growth Fund that invest in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

ALLOCATION RISK

This is the risk that the allocation of a Fund's investments among industry sectors may have a more significant effect on the Fund's net asset value when one of these sectors is performing more poorly than the others. AllianceBernstein Global Research Growth Fund is particularly subject to this risk.

PRINCIPAL RISKS BY FUND
--------------------------------------------------------------------------------

The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

-------------------------------------------------------------------------------------------------------------------------------
                                                       Industry/  Capital-                                 Focused
                                               Market   Sector    ization   Foreign  Currency   Manage-   Portfolio  Allocation
Fund                                            Risk     Risk       Risk     Risk      Risk    ment Risk    Risk        Risk
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Fund          o                                                 o          o
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth Fund                    o                   o                             o
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Mid-Cap Growth Fund            o                   o                             o
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Growth Fund          o                   o                             o
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Technology Fund         o         o         o         o        o          o
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Health Care Fund        o         o                   o        o          o
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Research Growth Fund    o                   o         o        o          o                     o
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein  International Growth Fund     o                             o        o          o
-------------------------------------------------------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                      Class A      Class R      Class K      Class I
                                                      Shares       Shares       Shares       Shares
                                                     ---------    ---------    ---------    ----------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)          None         None         None         None

Maximum Deferred Sales Charge (Load)                  None(a)       None         None         None
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)

Exchange Fee                                           None         None         None         None

(a) In some cases a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A shares may be subject to waiver in certain circumstances. See "Investing in the Funds" in this Prospectus and "Purchase of Shares" in the Statement of Additional Information or SAI.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                               Operating Expenses
--------------------------------------------------------------------------------
AllianceBernstein
Large Cap Growth
Fund                              Class A   Class R    Class K    Class I
                                  -------   -------    -------    -------
  Management fees                     .70%     .70%        .70%       .70%
  Distribution and/or
    service (12b-1) fees              .30%     .50%        .25%      None
  Other expenses
    Transfer agent                    .44%      .26%(a)    .20%(b)    .12%(b)
    Other expenses                    .06%      .05%       .03%       .11%
  Total other expenses                .50%      .31%       .23%       .23%
                                  -------   -------    -------    -------
  Total fund operating
    expenses(c)                      1.50%     1.51%      1.18%       .93%
                                  =======   =======    =======    =======

                                    Examples
--------------------------------------------------------------------------------
                          Class A   Class R   Class K   Class I
                          -------   -------   -------   -------
After 1 year              $   571   $   154   $   120   $    95
After 3 years             $   879   $   477   $   375   $   296
After 5 years             $ 1,209   $   824   $   649   $   515
After 10 years            $ 2,139   $ 1,802   $ 1,432   $ 1,143

                               Operating Expenses
--------------------------------------------------------------------------------
AllianceBernstein
Growth Fund                       Class A   Class R    Class K    Class I
                                  -------   -------    -------    -------
Management fees                       .75%      .75%       .75%       .75%

  Distribution and/or
    service (12b-1) fees              .30%      .50%       .25%      None
  Other expenses
    Transfer agent                    .38%      .26%(a)    .20%(b)    .12%(b)
    Other expenses                    .06%      .10%       .04%       .09%
  Total other expenses                .44%      .36%       .24%       .21%
                                  -------   -------    -------    -------
  Total fund operating
    expenses(c)                      1.49%     1.61%      1.24%       .96%
                                  =======   =======    =======    =======

                                    Examples
--------------------------------------------------------------------------------
                          Class A   Class R   Class K   Class I
                          -------   -------   -------   -------
After 1 year              $   570   $   164   $   126   $    98
After 3 years             $   876   $   508   $   393   $   306
After 5 years             $ 1,204   $   876   $   681   $   531
After 10 years            $ 2,129   $ 1,911   $ 1,500   $ 1,178

                               Operating Expenses
--------------------------------------------------------------------------------
AllianceBernstein
Mid-Cap Growth
Fund                              Class A   Class R    Class K    Class I
                                  -------   -------    -------    -------
  Management fees                     .71%      .71%       .71%       .71%
  Distribution and/or
    service (12b-1) fees              .22%      .50%       .25%      None
  Other expenses
    Transfer agent                    .21%      .26%(a)    .20%(b)    .12%(b)
    Other expenses                    .11%      .15%       .13%       .19%
  Total other expenses                .32%      .41%       .33%       .31%
                                  -------   -------    -------    -------
  Total fund operating
    expenses(c)                      1.25%     1.62%      1.29%      1.02%
                                  =======   =======    =======    =======

                                    Examples
--------------------------------------------------------------------------------
                          Class A   Class R   Class K   Class I
                          -------   -------   -------   -------
After 1 year              $   547   $   165   $   131   $   104
After 3 years             $   805   $   511   $   409   $   325
After 5 years             $ 1,082   $   881   $   708   $   563
After 10 years            $ 1,872   $ 1,922   $ 1,556   $ 1,248

                               Operating Expenses
--------------------------------------------------------------------------------
AllianceBernstein
Small Cap Growth
Portfolio                         Class A   Class R    Class K    Class I
                                  -------   -------    -------    -------
  Management fees                     .75%      .75%       .75%       .75%
  Distribution and/or
    service (12b-1) fees              .27%      .50%       .25%       None
  Other expenses
    Transfer agent                    .38%      .26%(a)    .20%(b)    .12%(b)
    Other expenses                    .20%      .25%       .24%       .59%
  Total other expenses                .58%      .51%       .44%       .71%
                                  -------   -------    -------    -------
  Total fund operating
    expenses(c)                      1.60%     1.76%      1.44%      1.46%
                                  =======   =======    =======    =======

                                    Examples
--------------------------------------------------------------------------------
                          Class A   Class R   Class K   Class I
                          -------   -------   -------   -------
After 1 year              $   581   $   179   $   147   $   149
After 3 years             $   908   $   554   $   456   $   462
After 5 years             $ 1,259   $   954   $   787   $   797
After 10 years            $ 2,244   $ 2,073   $ 1,724   $ 1,746

--------------------------------------------------------------------------------

                               Operating Expenses
--------------------------------------------------------------------------------
AllianceBernstein
Global Technology
Fund                              Class A   Class R    Class K    Class I
                                  -------   -------    -------    -------

  Management fees                     .73%      .73%       .73%       .73%
  Distribution and/or
    service (12b-1) fees              .30%      .50%       .25%      None
  Other expenses
    Transfer agent                    .53%      .26%(a)    .20%(b)    .12%(b)
    Other expenses                    .10%      .09%       .02%       .06%
  Total other expenses                .63%      .35%       .22%       .18%
                                  -------   -------    -------    -------
  Total fund operating
    expenses(c)                      1.66%     1.58%      1.20%       .91%
                                  =======   =======    =======    =======

                                    Examples
--------------------------------------------------------------------------------
                          Class A   Class R   Class K   Class I
                          -------   -------   -------   -------
After 1 year              $   587   $   161   $   122   $    93
After 3 years             $   926   $   499   $   381   $   290
After 5 years             $ 1,289   $   860   $   660   $   504
After 10 years            $ 2,307   $ 1,878   $ 1,455   $ 1,120

                               Operating Expenses
--------------------------------------------------------------------------------
AllianceBernstein
Global Health Care
Fund                              Class A   Class R    Class K    Class I
                                  -------   -------    -------    -------
  Management fees                     .75%      .75%       .75%       .75%
  Distribution and/or
    service (12b-1) fees              .30%      .50%       .25%      None
  Other expenses
    Transfer agent                    .40%      .26%(a)    .20%(b)    .12%(b)
    Other expenses                    .35%      .39%       .39%       .39%
  Total other expenses                .75%      .65%       .59%       .51%
                                  -------   -------    -------    -------
  Total fund operating
    expenses(c)                      1.80%     1.90%      1.59%      1.26%
                                  =======   =======    =======    =======

                                    Examples
--------------------------------------------------------------------------------
                          Class A   Class R   Class K   Class I
                          -------   -------   -------   -------
After 1 year              $   600   $   193   $   162   $   128
After 3 years             $   967   $   597   $   502   $   400
After 5 years             $ 1,358   $ 1,026   $   866   $   692
After 10 years            $ 2,451   $ 2,222   $ 1,889   $ 1,523

                               Operating Expenses
--------------------------------------------------------------------------------
AllianceBernstein
Global Research
Growth Fund                       Class A   Class R    Class K    Class I
                                  -------   -------    -------    -------
  Management fees                     .75%      .75%       .75%       .75%
  Distribution and/or
    service (12b-1) fees              .30%      .50%       .25%      None
  Other expenses
    Transfer agent                    .13%      .26%(a)    .20%(b)    .12%(b)
    Other expenses                   1.28%     1.34%      2.05%      2.08%
  Total other expenses               1.41%     1.60%      2.25%      2.20%
                                  -------   -------    -------    -------
  Total fund operating
    expenses(c)                      2.46%     2.85%      3.25%      2.95%
                                  =======   =======    =======    =======
  Waiver and/or expense
    reimbursement(d)                 (.96)%   (1.15)%    (1.80)%    (1.75)%
                                  -------   -------    -------    -------
  Net expenses                       1.50%     1.70%      1.45%      1.20%
                                  =======   =======    =======    =======

                                    Examples
--------------------------------------------------------------------------------
                          Class A   Class R   Class K   Class I
                          -------   -------   -------   -------
After 1 year              $   571   $   173   $   148   $   122
After 3 years (e)         $ 1,071   $   774   $   835   $   747
After 5 years (e)         $ 1,597   $ 1,402   $ 1,542   $ 1,398
After 10 years (e)        $ 3,033   $ 3,093   $ 3,426   $ 3,146

                               Operating Expenses
--------------------------------------------------------------------------------
AllianceBernstein
International
Growth Fund                       Class A   Class R    Class K    Class I
                                  -------   -------    -------    -------
  Management fees                     .75%      .75%       .75%       .75%
  Distribution and/or
    service (12b-1) fees              .30%      .50%       .25%      None
  Other expenses
    Transfer agent                    .24%      .26%(a)    .20%(b)    .12%(b)
    Other expenses                    .28%      .27%       .27%       .27%
  Total other expenses                .52%      .53%       .47%       .39%
  Total fund operating
    expenses(c)                      1.57%     1.78%      1.47%      1.14%
                                  =======   =======    =======    =======

                                    Examples
--------------------------------------------------------------------------------
                          Class A   Class R   Class K   Class I
                          -------   -------   -------   -------
After 1 year              $   578   $   181   $   150   $   116
After 3 years             $   900   $   560   $   465   $   362
After 5 years             $ 1,244   $   964   $   803   $   628
After 10 years            $ 2,213   $ 2,095   $ 1,757   $ 1,386

--------------------------------------------------------------------------------
(a) The transfer agent fee includes an estimated 0.20% of average net assets administrative services fee for third-party recordkeeping services, which was effective March 1, 2005. For Class R shares of AllianceBernstein Large Cap Growth Fund, Alliance Bernstein Global Technology Fund and AllianceBernstein Global Research Growth Fund, which were offered prior to March 1, 2005, the actual administrative services fee for third-party recordkeeping services incurred during the most recently completed fiscal year, as a percentage of net assets, was 0.20%, 0.23% and 0.16%, respectively. The AllianceBernstein Growth Fund, AllianceBernstein Mid-Cap Growth Fund, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Global Health Care Fund and AllianceBernstein International Growth Fund did not offer shares prior to March 1, 2005 and therefore did not incur any administrative service fees during the fiscal year.

(b) The transfer agent expenses reflect the maximum administrative services fee for third-party recordkeeping services of 0.15% of average net assets for Class K shares and 0.10% of average net assets for Class I shares. During the Funds' most recently completed fiscal years, the Funds did not incur any administrative services fee for third-party recordkeeping services.

(c) Does not reflect expenses attributable to costs of proxy solicitation which is expected to occur in fiscal year 2006. These expenses are estimated to be:

         Fund                                                  Amount
         ------------------------------------------------------------
         AllianceBernstein Large Cap Growth Fund                .15%
         AllianceBernstein Growth Fund                          .11%
         AllianceBernstein Mid-Cap Growth Fund                  .05%
         AllianceBernstein Small Cap Growth Portfolio           .15%
         AllianceBernstein Global Technology Fund               .19%
         AllianceBernstein Global Health Care Fund              .12%
         AllianceBernstein Global Research Growth Fund          .05%
         AllianceBernstein International Growth Fund            .05%

(d) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms. Certain fees waived or expenses borne by Alliance through August 31, 2003 may be reimbursed by the Fund until August 31, 2005. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed 1.50% for Class A shares, 1.70% for Class R shares, 1.45% for Class K shares and 1.20% for Class I shares, or cause the total reimbursement payments to exceed the Fund's total initial organizational and offering expenses.

(e) These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial period.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Fund that are offered in this Prospectus. The Funds offer four classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors or other "financial intermediaries" who distribute shares of the Funds and your individual financial advisor under "Payments to Financial Intermediaries."

HOW TO BUY SHARES

Class A, Class R, Class K and Class I shares are available at net asset value, or NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund ("group retirement plans"), as follows:

Class A shares offered through this Prospectus are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees.

Class R shares are designed for group retirement plans with plan assets up to $10,000,000.

Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets.

Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and also are available to certain institutional clients of Alliance who invest at least $2 million in a Fund.

Class A, Class R, Class K and Class I shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans.

Required Information

A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potential criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

General

A Fund may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees) or CDSCs. Please see below for a discussion of how CDSCs are calculated.

--------------------------------------------------------------------------------
                            What is a Rule 12b-1 Fee?

A Rule 12b-1 fee is a fee deducted from a fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the relevant Fund's fee table near the front of this Prospectus.
--------------------------------------------------------------------------------

Asset-based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

Each Fund has adopted plans under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                          Distribution and/or Service
                            (Rule 12b-1) Fee (as a
                            Percentage of Aggregate
                           Average Daily Net Assets)
                         ----------------------------
Class A                              .30%*
Class R                              .50%
Class K                              .25%
Class I                              None
--------------------------------------------------------------------------------
* The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of AllianceBernstein Growth Fund and AllianceBernstein Large Cap Growth Fund is .50% of the aggregate average daily net assets. The Directors of AllianceBernstein Growth Fund and AllianceBernstein Large Cap Growth Fund currently limit the payments to .30%.

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class R shares are subject to higher Rule 12b-1 fees than Class A shares. The higher fees mean a higher expense ratio, so Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. Conversely, Class K and Class I shares have a lower or no Rule 12b-1 fee. Therefore, Class K and I shares have a lower expense ratio and may have a higher NAV (and returns) than Class A or Class R shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares

Class A shares offered through this Prospectus do not have an initial sales charge. Class A shares may be subject to a CDSC of up to 1%. When a non-AllianceBernstein-sponsored group retirement plan terminates a Fund as an investment option, all investments in Class A shares of that Fund through the plan are subject to a 1% CDSC upon redemption. In addition, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program within one year, investments in the Funds' Class A shares through the plan are subject to a 1% CDSC upon redemption. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of shares being redeemed.

Class R, Class K and Class I Shares

Class R, Class K, and Class I shares do not have an initial sales charge or CDSC.

DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS

Each Fund offers distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for group retirement plans as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus and a Fund's SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class parameters as set forth in this Prospectus and a Fund's SAI. Group retirement plans also may not offer all classes of shares of a Fund. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries market and sell shares of the Funds. These financial intermediaries may receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you may pay.

--------------------------------------------------------------------------------
                        What is a Financial Intermediary?

A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.
--------------------------------------------------------------------------------

In the case of Class A shares, the Funds' principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM, may pay financial intermediaries a fee of up to 1%. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class R shares, up to 100% of the Rule 12b-1 fee applicable to Class R shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R shares.

In the case of Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class K shares.

--------------------------------------------------------------------------------
Your financial intermediary receives compensation from the Funds, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

-     12b-1 fees

-     additional distribution support

-     defrayal of costs for educational seminars and training

- payments related to providing shareholder record-keeping and/or transfer agency services

Please read this Prospectus carefully for information on this compensation.
--------------------------------------------------------------------------------

Other Payments for Distribution Services and Educational Support

In addition to the Rule 12b-1 fees described above, ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and
(b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2005, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17,500,000. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16,000,000, for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to allow ABIRM to provide information for educational and marketing purposes. ABIRM's goal is to make the financial intermediaries who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the Funds.

The Funds and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Funds -- Transfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds -- Annual Fund Operating Expenses" in the Prospectus.

--------------------------------------------------------------------------------
If one mutual fund sponsor makes greater distribution assistance payments than another, a financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if a financial intermediary receives more distribution assistance for one share class versus another, the financial intermediary may have an incentive to recommend that class.
--------------------------------------------------------------------------------

As of the date of this Prospectus, ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Advest
  A.G. Edwards
  AIG Financial Advisors
  Ameriprise Financial Services
  AXA Advisors
  Banc of America
  Bank One Securities Corp.
  BNY Investment Center
  Charles Schwab
  Chase Investment Services
  Citicorp Investment Services
  Citigroup Global Markets
  Commonwealth Financial Network
  Independent Financial Marketing Group
  ING Advisors Network
  Legg Mason
  Lincoln Financial Advisors
  Linsco/Private Ledger
  McDonald Investments
  Merrill Lynch
  Morgan Stanley
  Mutual Service Corporation
  National Financial
  National Planning Holdings
  New England Securities
  PFS Investments
  Piper Jaffray
  Raymond James
  RBC Dain Rauscher
  Securities America
  Signator Investors
  SunTrust Bank
  UBS AG
  UBS Financial Services
  Uvest Financial Services
  Wachovia Securities
  Walnut Street Securities
  Wells Fargo Investments

Although the Funds may use brokers and dealers or other financial intermediaries who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange through your financial intermediary. In order to receive a day's NAV, your financial intermediary must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange is open. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Your financial intermediary must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your financial intermediary is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Each Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Funds, through their agents, ABIRM and AGIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

o Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Funds, the Funds will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

HOW THE FUNDS VALUE THEIR SHARES

Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of a Fund's Board of Directors. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.

GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, governmental agencies or other governmental entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or by government-sponsored entities.

TYPES OF COMPANIES OR COUNTRIES

Health Care Industries include the health care and health care-related (including health sciences) industries. These industries are principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders. Companies in these fields include, but are not limited to, pharmaceutical firms; companies that design, manufacture or sell medical supplies, equipment and support services; companies that operate hospitals and other health care facilities; and companies engaged in medical, diagnostic, biochemical, biotechnological or other health sciences research and development.

Non-U.S. company is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of a non-U.S. company are considered to be issued by a U.S. company.

RATING AGENCIES, RATED SECURITIES and INDEXES

Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Investment grade securities are fixed-income securities rated Baa and above by Moody's (including Baa1, Baa2 and Baa3) or BBB and above by S&P or Fitch
(including BBB+ and BBB-), or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba (including Ba1, Ba2 and Ba3) or below by Moody's or BB (including BB+ and BB-) or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa3 or higher by Moody's or AA- or higher by S&P.

Russell 1000(R) Growth Index measures the performance of those Russell 1000 Companies (the largest 1,000 U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The companies are also included in the Russell 1000(R) Growth index.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Net assets means a Fund's net assets plus any borrowings for investment purposes.

Securities Act is the Securities Act of 1933, as amended.

DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The Funds' investment objectives are not fundamental and may be changed without shareholder approval. A Fund's investment objective will not be changed without 60 days' prior written notice to shareholders.

o Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES DOMESTIC GROWTH FUNDS

The Domestic Growth Funds offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

AllianceBernstein Large Cap Growth Fund seeks long-term growth of capital. Normally, about 40 - 60 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

The Fund has historically invested the majority of its assets in the common stocks of large-capitalization companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "large capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from $978 million to almost $351 billion as of September 30, 2005, the Fund normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of approximately 500 companies. An emphasis is placed on identifying companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance also looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

The Fund also may:


o purchase and sell exchange-traded index options and stock index futures contracts;

o write covered exchange-traded call options on its securities, and purchase and sell exchange-traded call and put options on common stocks written by others;

o     invest in rights or warrants;

o     invest in synthetic foreign equity securities;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o     invest in the securities of other investment companies; and

o     make loans of portfolio securities.

Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Prior to December 15, 2004, the Fund was known as AllianceBernstein Premier Growth Fund.

ALLIANCEBERNSTEIN GROWTH FUND

AllianceBernstein Growth Fund seeks long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities of companies judged by our research to have leading industry positions, sustainable competitive advantages and superior prospective earnings growth.

The Fund also may:

o     invest in zero-coupon and payment-in-kind bonds;

o buy or sell foreign currencies, options on foreign currencies, and foreign currency futures contracts (and related options) and enter into forward currency exchange contracts;

o     enter into forward commitments;

o buy and sell stock index futures contracts and options on stock index futures contracts for hedging purposes, and options on stock indices;

o purchase and sell futures contracts and options on futures contracts for hedging purposes, and options on U.S. Treasury securities;

o     write covered call and put options;

o     purchase and sell put and call options;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o     invest in the securities of other investment companies;

o     enter into repurchase agreements; and

o     make loans of portfolio securities.

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND

AllianceBernstein Mid-Cap Growth Fund seeks long-term growth of capital. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of mid-capitalization companies. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "mid-capitalization companies" are those that, at the time of investment have market capitalizations within the range of market capitalizations of companies constituting the Russell Midcap(R) Growth Index. The market capitalizations of companies in the Russell Midcap(R) Growth Index ranged from $913 million to $18.057 billion as of September 30, 2005. The capitalization range of companies in the Russell Midcap(R) Growth Index will change with the markets and the Fund typically invests in common stocks with market capitalizations of between $1 billion and $15 billion at time of purchase."

The Fund also may invest in other types of securities such as investment grade instruments and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund also may:

o     write exchange-traded covered call options;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o     invest in the securities of other investment companies;

o     enter into repurchase agreements; and

o     make secured loans of portfolio securities.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

AllianceBernstein Small Cap Growth Portfolio seeks long-term growth of capital.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Fund's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of June 30, 2005, there were approximately 5,018 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $6.73 billion. Normally, the Fund invests in about 100-125 companies.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. The Fund's investment policies, which are aggressive, emphasize investments in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. When selecting securities, Alliance looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above average earnings growth rates. In making specific investment decisions for the Fund, Alliance will employ a "bottom-up" stock selection process.

The Fund invests in listed and unlisted U.S. securities. The Fund can periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Fund also may:

o purchase and sell forward and futures contracts, and options on these securities for hedging purposes;

o     make short sales of securities;

o write covered call options and purchase and sell put and call options written by others;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o     invest in the securities of other investment companies; and

o     make loans of portfolio securities.

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market.

GLOBAL GROWTH FUNDS

The Global Growth Funds offer investors the opportunity to participate in the potential for long-term capital appreciation available from investment in foreign securities.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

AllianceBernstein Global Technology Fund seeks long-term growth of capital. The Fund may seek income by writing call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that are involved in the production, creation or marketing of technology products and services or that use technology extensively in the development of new or improved products or processes).

In  implementing  its  policies,  the  Fund  invests  in a global  portfolio  of securities of U.S. and non-U.S. companies selected for their capital appreciation potential. Alliance adjusts the Fund's exposure to particular national economies based on its perception of the most favorable issuers. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the appreciation potential of such securities.

The Fund seeks investments in both new, smaller and less seasoned companies and well-known, larger and established companies. Whenever possible, investments in new, smaller or less seasoned companies will be made with a view to benefiting from the development and growth of new products and markets in Technology Industries. Investments in these companies may offer more reward but may also entail more risk than is generally true of larger, established companies.

The Fund may invest in foreign securities, foreign government securities and securities issued by U.S. companies as Alliance considers most advantageous.

The Fund will invest in listed and unlisted securities. The Fund also may invest in U.S. Government Securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies as well as new and unseasoned companies.

In addition to purchasing directly securities of corporate issuers in various securities markets, the Fund may invest in depositary receipts, including ADRs, EDRs, GDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets.

The Fund also may:

o write covered call options on its securities of up to 15% of its net assets and purchase call and put options, including index put options, of up to, for all options, 10% of its net assets;

o enter into the purchase and sale of futures contracts and may purchase and write options on futures contracts;

o     enter into swap transactions;

o     invest in warrants;

o     invest in synthetic foreign equity securities;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o     invest in the securities of other investment companies; and

o     make loans of portfolio securities.

Because the Fund invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Fund's net asset value. In addition, the Fund's investments in technology stocks, especially those of smaller, less seasoned companies, tend to be more volatile than the overall market. The Fund's investments in foreign securities have foreign risk.

Prior to December 15, 2004, the Fund was known as AllianceBernstein Technology Fund.

ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND

AllianceBernstein Global Health Care Fund seeks long-term growth of capital. In seeking to achieve its investment objective, under normal circumstances the Fund invests at least 80%, and normally substantially all, of its net assets in securities issued by companies principally engaged in Health Care Industries. This policy will not be changed without 60 days' prior written notice to shareholders.

The Fund seeks investments in both new, smaller and less seasoned companies and well-known, larger and established companies. Whenever possible, investments in new, smaller or less seasoned companies will be made with a view to benefiting from the development and growth of new products and markets in Health Care Industries. Investments in these companies may offer more reward but may also entail more risk than is generally true of larger, established companies.

In implementing its policies, the Fund invests in a portfolio of securities of U.S. and non-U.S. companies selected for their capital appreciation opportunities. Alliance adjusts the Fund's exposure to particular national economies based on its perception of the most favorable markets and issuers. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the appreciation potential of such securities and the strength of that currency.

The Fund may invest in foreign securities, foreign government securities and securities issued by U.S. companies as Alliance considers most advantageous.

Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies that are expected to profit from the development of new products and services for these industries. Examples of such emerging technologies and services include:

o New methods for administering drugs to a patient, such as surgical implants and skin patches that enhance the effectiveness of the drugs and may reduce patient side effects by delivering the drugs in precise quantities over a prolonged time period or by evading natural body defense mechanisms which delay the effect of the drugs;

o Developments in medical imaging such as the application of computer technology to the output of conventional x-ray systems that allow for cross-sectional images of soft tissue and organs (CT scanning) and continuous imaging (digital radiography) as well as more advanced nuclear medicine, ultrasound and magnetic resonance imaging (MRI);

o Advances in minimally invasive surgical techniques, such as angioplasty and related technologies for diseased blood vessels and laser beams for the eye, general and cardiovascular surgery, which provide greater effectiveness, lower cost and improved patient safety than more traditional surgical techniques;

o New therapeutic pharmaceutical compounds that control or alleviate disease, including prescription and non-prescription drugs and treatment regimes for conditions not controlled, alleviated or treatable by existing medications or treatments and chemical or biological pharmaceuticals for use in diagnostic testing;

o Advances in molecular biology such as signal transduction, cell adhesion and cell to cell communication which have facilitated a rapid increase in new classes of drugs. These have included monoclonal antibodies, bio-engineered proteins and small molecules from novel synthesis and screening techniques;

o Genomics, which allows scientists to better understand the causes of human diseases, and in some cases has led to the manufacture of proteins for use as therapeutic drugs;

o Gene chips and other equipment that provides for the screening, diagnosis and treatment of diseases;

o The introduction of large scale business efficiencies to the management of nursing homes, acute and specialty hospitals as well as free-standing outpatient facilities, surgical centers and rehabilitation centers;

o Adaptations of microprocessors for use by pharmaceutical manufacturers, hospitals, doctors and others in Health Care Industries to increase distribution efficiency;

o Health care delivery organizations that combine cost effectiveness with high quality medical care and help address the rising cost of health care; and

o The sale of prescription drugs and other pharmaceuticals to consumers via the Internet.

The Fund's portfolio may also include companies that provide traditional products and services currently in use in Health Care Industries and that are likely to benefit from any increases in the general demand for such products and services. The following are examples of the products and services that may be offered by companies in Health Care Industries:

o     Drugs or  Pharmaceuticals,  including both ethical and proprietary  drugs,
      drug  administration  products  and  pharmaceutical   components  used  in
      diagnostic testing;

o Medical Equipment and Supplies, including equipment and supplies used by health service companies and individual practitioners, such as electronic equipment used for diagnosis and treatment, surgical and medical instruments and other products designed especially for Health Care Industries;

o     Health  Care  Services,   including  the  services  of  clinical   testing
      laboratories, hospitals, nursing homes, clinics, centers for convalescence and rehabilitation, and products and services for home health care; and

o     Medical  Research,   including   scientific  research  to  develop  drugs,
      processes or technologies with possible commercial application in Health Care Industries.

The Fund also may:

o     purchase or sell forward currency exchange contracts;

o     enter into forward commitments for the purchase or sale of securities;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o     invest in the securities of other investment companies;

o     enter into repurchase agreements; and

o     make secured loans of portfolio securities.

Prior to December 15, 2004, the Fund was known as AllianceBernstein Health Care Fund.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

AllianceBernstein Global Research Growth Fund seeks long-term growth of capital by investing primarily in a global portfolio of equity securities of companies within various market sectors selected by Alliance for their growth potential. Examples of the types of market sectors into which Alliance may invest the Fund's assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Alliance allocates the Fund's investments among the selected market sectors based on its assessment of both current and forecasted investment opportunities and conditions. As these conditions change, Alliance may vary the percentage allocation to each sector. Alliance may, on occasion, change the market sectors into which the Fund's assets will be invested as a sector's growth potential matures and new trends for growth emerge.

Alliance's Global Research Growth Portfolio Oversight Group, in consultation with the research sector heads is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector. Alliance believes that the ability to allocate assets among the industry sectors allows the Fund to pursue the most attractive investment trends before companies within a market sector become overpriced and to re-apportion investments as conditions warrant. Through this process, Alliance seeks to take advantage of the relative attractiveness of different market sectors as growth trends mature and new trends emerge.

Stock selection within each market sector is the responsibility of a research sector head for that sector. Alliance's internal global research staff includes full-time industry/sector oriented company equity analysts in the US and abroad. Within each sector, stock selection emphasizes investment in companies representing the research sector head groups' top picks for their respective sectors.

The Fund normally invests in the equity securities of companies located in at least three countries (and normally substantially more), one of which may be the United States. Alliance will adjust the exposure of the Fund to particular national economies based on its perception of the most favorable markets and issuers. The percentage of the assets of the portfolio invested in securities of companies in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the appreciation potential of such securities. Alliance expects that normally the Fund's portfolio will tend to emphasize investments in larger capitalization companies, although it may invest in smaller or medium capitalization companies from time to time. The Fund also may invest in securities of companies in emerging markets.

In addition to purchasing directly securities of corporate issuers in various securities markets, the Fund may invest in depositary receipts, including ADRs, EDRs, GDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets.

The Fund also may:

o     purchase and sell futures contracts and options on futures contracts;

o     purchase and sell options;

o purchase and write put and call options on foreign currencies and enter into forward currency exchange contracts for hedging purposes;

o purchase and sell exchange-traded index options and stock index futures contracts;

o     invest in warrants;

o     invest in synthetic foreign equity securities;

o     invest in the securities of other investment companies; and

o     make secured loans of portfolio securities.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

AllianceBernstein International Growth Fund seeks long-term growth of capital. The Fund invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The International Growth investment process relies upon comprehensive fundamental company research produced by our large research team of over 40 non-U.S. analysts covering both developed and emerging markets around the globe. Research-driven stock selection is the primary driver of the portfolio's return and all other decisions, such as country allocation, are generally the result of the stock selection process. The Portfolio Management Team and the International Research Growth Portfolio Oversight Group, which is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector, use our analysts' research recommendations to assess investments for the Fund. They also consider input from the heads of global sector research with the goal of identifying the most attractive portfolio candidates that display superior earnings growth and reasonable valuations.

The Portfolio Management Team then builds a portfolio of our best research-driven investment ideas. While individual portfolio manager input is central to this decision making process, the collective judgment of the team is utilized to shape all holdings. The final portfolio consists of approximately 100-130 stocks. The Portfolio Oversight Group regularly reviews the country and sector allocations within the Fund to monitor the Fund's risk profile and to make adjustments, if appropriate.

The goal of this investment process is to build a portfolio that capitalizes on the unique insights of our fundamental research within the optimal risk/reward framework. The Fund's investments include companies that are established as a result of privatizations of state enterprises. The Fund invests, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more) other than the United States.

The Fund also may invest in debt securities and convertible debt securities. The Fund may maintain no more than 5% of its net assets in lower-rated securities. The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

o     invest in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into the purchase or sale of futures contracts on fixed income securities or foreign currencies, or futures contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock, and may purchase and write options on future contracts for hedging purposes;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o     make short sales of securities or maintain a short position;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o     invest in the securities of other investment companies;

o     enter into repurchase agreements; and

o     make secured loans of portfolio securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in debt securities and convertible securities have interest risk and credit risk.

Prior to May 13, 2005, the Fund was known as AllianceBernstein Worldwide Privatization Fund.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

Derivatives. The Funds may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Funds may use derivatives for one or more of these purposes. The use of derivatives may have greater risk if they are used for other than hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Fund shareholders. A Fund may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Fund's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments - options, futures, forwards, and swaps - from which virtually any type of derivative transaction can be created.

o Options -- An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

o Futures -- A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards -- A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

o Swaps -- A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Fund.

Types of Derivatives. The following describes specific types of derivatives that one or more of the Funds may use.

Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward currency exchange contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward currency exchange contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward currency exchange contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

AllianceBernstein Global Research Growth Fund's investments in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. AllianceBernstein Growth Fund also may purchase and sell foreign currency on a spot basis.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

A Fund may purchase options on futures contracts written or purchased by a Fund that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. For Funds that may invest in options on currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on currencies.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and the position is designed to provide a hedge against a decline in value in another security that the Fund owns or has the right to acquire. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options purchased or written by the AllianceBernstein Global Research Growth Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Synthetic Foreign Equity Securities. Certain of the Funds may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These type of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Funds will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Funds may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Funds will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Swap Transactions. A swap transaction involves a swap agreement, which is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset, reference rate or index. A Fund will not enter into swap transactions unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized statistical rating organization, except for the AllianceBernstein Global Technology Fund, which may enter into swap transactions with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating.

Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps and total return swaps. Most swap agreements provide that when the payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; dollar-denominated payments may be exchanged for non-dollar-denominated payments; and payments tied to the price of one asset, reference rate or index may be exchanged for payments tied to the price of another asset, reference rate or index.

o Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Fund is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

o Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

o Interest Rate Swaps, Caps and Floors. A Fund may enter into interest rate transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund does not intend to use these transactions in a speculative manner.

      Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

      A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. There is no limit on the amount of interest rate transactions that may be entered into by a Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of swap agreements by the Fund entails certain risks, which are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over-the-counter swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. For this reason, a swap transaction may be subject to the Fund's limitation on investments in illiquid securities.

Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. Because some swap agreements have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. Certain swap transactions may be considered to constitute borrowing transactions. Such a swap transaction will not be considered to constitute the issuance of a "senior security" by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets.

The use of a swap transaction involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if the Adviser does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables, and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or an U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets or such other amount permitted by guidance regarding the 1940 Act. Illiquid securities generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. Alliance will monitor the liquidity of a Fund's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by a Fund.

A Fund that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Loans of Portfolio Securities. Each Fund may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

Rights and Warrants. A Fund will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. The other Funds may utilize short selling in order to attempt both to protect their portfolios against the effects of potential downtrends in the securities markets and as a means of enhancing their overall performance. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although a Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security under-lying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not 50% with respect to AllianceBernstein International Growth Fund of the Fund's assets at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Zero-Coupon  and  Payment-in-Kind  Bonds.  Zero-coupon  bonds  are  issued  at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities also may include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

Portfolio Holdings. Alliance publishes a complete schedule of the portfolio holdings for the AllianceBernstein Growth Funds monthly on www.AllianceBernstein.com (click on the U.S. Investor link and then on the Pricing & Performance quick link to select the Fund). Alliance posts the schedule on the website as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. In addition, Alliance may post information about the number of securities a Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable. Each Fund's SAI includes a description of the policies and procedures that apply to disclosure of the Fund's portfolio holdings.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Currency Considerations. A substantial portion or all of the assets of AllianceBernstein Global Technology Fund, AllianceBernstein Global Health Care Fund, AllianceBernstein Global Research Growth Fund and AllianceBernstein International Growth Fund may be invested in securities denominated in foreign currencies. The Funds receive a corresponding portion of their revenues in foreign currencies. Therefore, the dollar equivalent of their net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investment in Privatized Enterprises by AllianceBernstein International Growth Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. There can be no assurance that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, large blocks of the stock of certain of these enterprises may be held by a small group of stockholders, after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of September 30, 2005 totaling approximately $555 billion (of which approximately $74 billion represented assets of investment companies). As of September 30, 2005, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 33 of the nation's FORTUNE 100 companies), for public employee retirement funds in 47 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 43 registered investment companies managed by Alliance, comprising 120 separate investment portfolios, currently have approximately 4.0 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:

                                  Fee as a percentage of              Fiscal
Fund                             average daily net assets*          Year Ending
----                             -------------------------          -----------

AllianceBernstein Large
  Cap Growth Fund                            .70%                     7/31/05

AllianceBernstein Growth
  Fund                                       .75%                     7/31/05

AllianceBernstein Mid-Cap
  Growth Fund                                .71%                     7/31/05

AllianceBernstein Small Cap
  Growth Portfolio                           .75%                     7/31/05

AllianceBernstein Global
  Technology Fund                            .73%                     7/31/05

AllianceBernstein Global
  Health Care Fund                           .75%                     6/30/05

AllianceBernstein Global
  Research Growth Fund                         0%                     6/30/05

AllianceBernstein International
  Growth Fund                                .75%                     6/30/05

--------------------------------------------------------------------------------
* Fees are stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.

Except for AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Global Technology Fund and AllianceBernstein Global Research Growth Fund, a discussion regarding the basis for the Board of Directors' approval of each Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended shown in the table. With respect to AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Global Technology Fund and AllianceBernstein Global Research Growth Fund, this discussion is available in the Fund's SAI.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Funds. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS

The primary day-to-day management of and investment decisions for the AllianceBernstein Large Cap Growth Fund's portfolio are made by Mr. Thomas G. Kamp. Mr. Kamp works within the parameters set by the Adviser's Large Cap Growth Investment Team. The Adviser's Large Cap Growth Team is responsible for management of all of the Adviser's Large Cap Growth accounts. The Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Mr. Kamp is a Senior Vice President of Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, with which he has been associated in a substantially similar capacity to his current position since prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Growth Fund's portfolio are made by Mr. Alan Levi, Senior Vice President of ACMC. Mr. Levi is a member of the Adviser's U.S. Growth Team that collaborates actively on the management of the Adviser's U.S. Growth portfolios. In addition, Mr. Levi relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Mr. Levi has been responsible for the Fund's investments since 2000, and has been with the firm in a substantially similar capacity to his current position since prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Mid-Cap Growth Fund's portfolio are made by Ms. Catherine Wood, Senior Vice President of ACMC. Ms. Wood has been responsible for the Fund's investments since 2002, and has been with the firm for four years. Prior thereto, Ms. Wood was a general partner and portfolio manager with Tupelo Capital Management. Ms. Wood relies on the fundamental analysis and research of the Adviser's large internal research staff.

The management of and investment decisions for the AllianceBernstein Small Cap Growth Portfolio's portfolio are made by Alliance's team of Small Cap Growth research sector heads (the "Small Cap Growth Investment Team"). The Small Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

The following table lists the persons within the Small Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the AllianceBernstein Small Cap Growth Portfolio, the length of time that each person has been responsible for the Fund, and each person's principal occupation during the past five years:

                                Principal Occupation During
Employee; Year; Title           the Past Five (5) Years
--------------------------------------------------------------------------------

Bruce K. Aronow; since 1999-    Senior Vice President of ACMC with which he has
Senior Vice President of ACMC   been associated in a substantially similar
                                capacity to his current position since prior to 2000.

Kumar Kirpalani; since 2004-    Vice President of ACMC with which he has been
Vice President of ACMC          associated in a substantially similar capacity
                                to his current position since prior to 2000.

Samantha Lau; since 2004-       Senior Vice President of ACMC with which she
Senior Vice President of ACMC   has been associated in a substantially similar
                                capacity to her current position since prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Global Technology Fund's portfolio are made by Ms. Janet Walsh, Senior Vice President of ACMC. Ms. Walsh is a member of the Adviser's Global Technology Research Team that collaborates actively on the management of the Adviser's technology portfolios. In addition, Ms. Walsh relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Ms. Walsh has been responsible for the Fund's investments since 2003, and has been with the firm in a substantially similar capacity to her current position since prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Global Health Care Fund's portfolio are made by Mr. Norman Fidel, Senior Vice President of ACMC. Mr. Fidel is a member of the Adviser's Global Health Care Research Team that collaborates actively on the management of the Adviser's health care portfolios. In addition, Mr. Fidel relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Mr. Fidel has been responsible for the Fund's investments since the Fund's inception, and has been with the firm in a substantially similar capacity to his current position since prior to 2000.

The day-to-day management and investment decisions for the AllianceBernstein Global Research Growth Fund are made by the Adviser's Global Research Growth research sector heads, with oversight by the Adviser's Global Research Growth Portfolio Oversight Group.

Stock selection within each market sector of the Fund's portfolio is the responsibility of a research sector head for that sector. The research sector heads rely heavily on the fundamental analysis and research of the Adviser's industry-focused equity analysts in the U.S. and abroad.

Alliance's Global Research Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the Global Research Growth research sector heads, is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector.

The following table lists the research sector heads with the responsibility for the day-to-day management of the AllianceBernstein Global Research Growth Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                Principal Occupation During
Employee; Year; Title           the Past Five (5) Years
--------------------------------------------------------------------------------

Norman M.Fidel; since           Senior Vice President of ACMC with which he has
inception; Senior Vice          been associated in a substantially similar
President of ACMC               capacity to his current position since prior to
                                2000.

                                Principal Occupation During
Employee; Year; Title           the Past Five (5) Years
--------------------------------------------------------------------------------

Jane E. Schneirov; since        Senior Vice President of ACMC with which she has
inception; Senior Vice          been associated in a substantially similar
President of ACMC               capacity to her current position since prior to
                                2000.

Gina M. Griffin; since          Senior Vice President of ACMC with which she has
inception;Senior Vice           been associated in a substantially similar
President of ACMC               capacity to her current position since prior to
                                2000.

Janet A. Walsh; since           Senior Vice President of ACMC with which she has
inception; Senior Vice          been associated in a substantially similar
President of ACMC               capacity to her current position since prior to
                                2000.

Thomas A. Schmitt; since        Senior Vice President of ACMC with which he has
inception; Senior Vice          been associated in a substantially similar
President of ACMC               capacity to his current position since prior to
                                2000.

Francis X. Suozzo; since        Senior Vice President of ACMC with which he has
inception; Senior Vice          been associated in a substantially similar
President of ACMC               capacity to his current position since prior to
                                2000.

The management of, and investment decisions for, the AllianceBernstein International Growth Fund's portfolio are made by the International Growth Fund Management Team, comprised of senior members of the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team. Each Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

The following table lists the persons within the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

Employee; Year; Title           Financial Occupation During
Underlying Investment Team      the Past Five (5) Years
--------------------------------------------------------------------------------

Michael Levy; since 2003;       Senior Vice President of ACL with which he has
Senior Vice President of        been associated in a substantially similar
Alliance Capital Limited        capacity to his current position since prior to
("ACL"); Global Emerging        2000.
Growth Investment Team

Edward Baker III; since         Senior Vice President and Chief Investment
2002; Senior Vice President     Officer-Emerging Markets of ACMC with which he
of ACMC; Global Emerging        has been associated in a substantially similar
Growth Investment Team          capacity to hiscurrent position since prior to
                                2000.

Christopher Toub; since May     Executive Vice President of ACMC with which he
2005; Executive Vice            has been associated in a substantially similar
President of ACMC;              capacity to his current position since prior to
International Large Cap         2000.
Growth Investment Team

The Funds' SAIs have more detailed information about Alliance and other Fund service providers.

PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS.

Institutional accounts. In addition to its support in managing the assets of AllianceBernstein Large Cap Growth Fund, the Large Cap Growth team currently has ultimate responsibility for the management of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for AllianceBernstein Large Cap Growth Fund. The Historical Portfolios are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which AllianceBernstein Large Cap Growth Fund, as a registered investment company, is subject and which, if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios.

Set forth below is performance data provided by Alliance relating to the Historical Portfolios for the period during which the Large Cap Growth Team has managed the Historical Portfolios. As of June 30, 2005 the assets in the Historical Portfolios totaled approximately $17,920.4 million from 143 accounts. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of the maximum fee charged to any single account in the composite (0.75%), which is a lower fee than the advisory fee historically associated with an investment in the fund and will therefor result in higher performance for these accounts as compared to the Fund. The performance data is also net of all brokerage commissions charged to those accounts, calculated on a monthly basis. Alliance has prepared and presented this data in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR-PPS"). AIMR has not been involved with the preparation of this data. The data has not been adjusted to reflect any fees that will be payable by AllianceBernstein Large Cap Growth Fund, which are higher than the fees imposed on the Historical Portfolio and will result in a higher expense ratio and lower returns for AllianceBernstein Large Cap Growth Fund. Expenses associated with the distribution of share classes of AllianceBernstein Large Cap Growth Fund in accordance with the plan adopted by AllianceBernstein Large Cap Growth Fund's Board of Directors under Commission Rule 12b-1 are also excluded. The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell

Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000(R) Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.

The S&P 500 Index and Russell 1000(R) Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 Index and Russell 1000(R) Growth Index do not reflect the deduction of any fees. If AllianceBernstein Large Cap Growth Fund were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000(R) Growth Index, AllianceBernstein Large Cap Growth Fund's performance relative to the index would be reduced by AllianceBernstein Large Cap Growth Fund's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on AllianceBernstein Large Cap Growth Fund's shareholders of sales charges and income taxes.

The following performance data is provided solely to illustrate the Large Cap Growth Team's performance in managing the Historical Portfolios as measured against certain broad based market indices. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of AllianceBernstein Large Cap Growth Fund. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

The average annual total returns presented below are based upon the cumulative total return as of June 30, 2005 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

AVERAGE ANNUAL TOTAL RETURNS

                   Large Cap     Large Cap
                    Growth        Growth                               Russell
                     Fund          Fund                                1000(R)
                   (Class A    (Class A with   Historical   S&P 500    Growth
                    at NAV)     Sales Load)    Portfolios    Index      Index
                   ---------   -------------   ----------   -------   --------
One year ........     3.84%        -0.55%         4.23%      6.32%      1.68%
Three years .....     4.39%         2.88%         5.64%      8.28%      7.26%
Five years ......   -12.13%       -12.89%        -8.86%     -2.37%    -10.36%
Ten years .......     6.87%         6.41%         9.67%      9.94%      7.40%

PERFORMANCE OF A SIMILARLY MANAGED PORTFOLIO.

In addition to its support in managing the AllianceBernstein Global Research Growth Fund's assets, the global growth research team currently has ultimate responsibility over investment decisions of ACM Global Investments - Global Growth Trends Portfolio, a mutual investment fund organized under the laws of the Grand Duchy of Luxembourg of which Alliance is the investment adviser and which is available to non-U.S. investors (the "Historical Portfolio"). The Historical Portfolio has substantially the same investment objective and policies and has been managed in accordance with substantially similar investment strategies and techniques as those contemplated for the AllianceBernstein Global Research Growth Fund. The Historical Portfolio is not subject to the same types of expenses as the AllianceBernstein Global Research Growth Fund. In addition, it is not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the AllianceBernstein Global Research Growth Fund by the U.S. laws and regulations applicable to U.S. mutual funds. The performance results of the Historical Portfolio could have been negatively affected if it had been regulated as a U.S. mutual fund.

Set forth below is performance data provided by Alliance relating to the Historical Portfolio for the period since its inception. As of December 31, 2004, the assets in the Historical Portfolio totaled approximately $2 billion.

The performance data is for the Historical Portfolio's Class AX shares and net of all fees charged to the Historical Portfolio. The data has not been adjusted to reflect any fees that are payable by the AllianceBernstein Global Research Growth Fund, which may be higher than the fees imposed on the Historical Portfolio. The performance data also has not been adjusted for taxes, if any, payable by the shareholders of the Historical Portfolio.

As reflected below, the Historical Portfolio has over time performed favorably when compared with the performance of the MSCI World Index. The unmanaged Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted index and it does not reflect fees and expenses; it measures the performance of stock markets in 23 countries.

The following performance data is provided solely to illustrate the past performance of the global growth research team in managing the Historical Portfolio. Investors should not rely on the following performance data of the Historical Portfolio as an indication of future performance of the AllianceBernstein Global Research Growth Fund. The investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

SCHEDULE OF INVESTMENT PERFORMANCE --
HISTORICAL PORTFOLIO*

                                                                     MSCI
                                        Historical Portfolio      World Index
                                           Total Return**       Total Return***
                                        --------------------    ---------------
Year Ended December 31:
2004                                            12.89%               15.25%
2003                                            32.95%               33.76%
2002                                           (18.69)%             (19.54)%
2001                                           (14.44)%             (16.52)%
2000                                            (0.13)%             (12.92)%
1999                                            44.57%               25.34%
1998                                            26.15%               24.80%
1997                                             8.67%               16.23%
1996                                            14.43%               14.00%
1995                                            42.85%               21.32%
1994                                             5.43%                5.58%
1993                                            19.47%               23.13%
1992                                             9.34%               (4.66)%
Cumulative total return
  for the period October 25,
  1991 (inception of the
  Historical Portfolio) to
  December 31, 2004                            398.30%              188.51%

--------------------------------------------------------------------------------
* Total return is for the Historical Portfolio's Class AX shares. Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion.

**    Net of all fees charged on the Class AX shares.

***   Since Inception cumulative Index returns are from October 31, 1991.

The average annual total returns presented below are based upon the cumulative total return as of December 31, 2004 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

AVERAGE ANNUAL TOTAL RETURNS

                                               Historical          MSCI World
                                               Portfolio+            Index
                                               ----------          ----------
One Year                                         12.89%              15.25%
Three Years                                       6.87%               7.44%
Five Years                                        0.84%              -2.05%
Ten Years                                        12.95%               8.53%
Since October 25, 1991
  (inception of the
  Historical Portfolio)                          12.96%             8.38%++

--------------------------------------------------------------------------------
+ Historical Portfolio returns are of the Class AX shares and are net of all fees.

++    Since inception average annual total returns are from October 31, 1991.

LEGAL PROCEEDINGS

On September 12, 2002, a complaint entitled Lawrence E. Jaffe Pension Plan, Lawrence E. Jaffe Trustee U/A 1198 v. Alliance Capital Management L.P., Alfred Harrison and Alliance Premier Growth Fund, Inc. ("Jaffe Complaint") was filed in federal district court in the Southern District of New York against Alliance, Alfred Harrison and AllianceBernstein Premier Growth Fund, alleging violations of the 1940 Act. The Jaffe Complaint alleges that the defendants breached their fiduciary duties of loyalty, care and good faith to AllianceBernstein Premier Growth Fund by causing AllianceBernstein Premier Growth Fund to invest in the securities of Enron Corp. ("Enron") and that the agreements between the AllianceBernstein Premier Growth Fund and Alliance violated the 1940 Act because all of the directors of AllianceBernstein Premier Growth Fund should be deemed interested under the 1940 Act. Plaintiff seeks damages equal to AllianceBernstein Premier Growth Fund's losses as a result of AllianceBernstein Premier Growth Fund's investment in shares of Enron and a recovery of all fees paid to Alliance beginning November 1, 2000. On March 24, 2003, the court granted Alliance's motion to transfer the Jaffe Complaint to the United States District Court for the District of New Jersey. AllianceBernstein Premier Growth Fund is no longer named as a defendant in this case. On January 23, 2004, defendants moved to dismiss the complaint. On May 23, 2005, the District Court granted the defendants' motion and dismissed the complaint. Plaintiff has not filed an appeal. Alliance believes that plaintiff's allegations in the Jaffe Complaint are without merit and intend to vigorously defend against these allegations.

On December 13, 2002, a complaint entitled Patrick J. Goggins et al. v. Alliance Capital Management L.P. et al. ("Goggins Complaint") was filed in federal district court in the Southern District of New York against Alliance, AllianceBernstein Premier Growth Fund and individual directors and certain officers of AllianceBernstein Premier Growth Fund. The Goggins Complaint alleges that defendants violated the Securities Act, because AllianceBernstein Premier Growth Fund's registration statements and prospectuses allegedly were materially misleading, contained untrue statements of material fact and omitted material facts in describing the strategic objectives and investment strategies of AllianceBernstein Premier Growth Fund in relation to its investments, including its investments in Enron securities. Plaintiffs seek rescissory relief or an unspecified amount of compensatory damages. Alliance's time to move, answer or otherwise respond to the Goggins Complaint is currently stayed. On January 23, 2004, defendants moved to dismiss the complaint. On December 10, 2004, the court granted Alliance's motion and dismissed the case. On January 5, 2005, plaintiff appealed the court's decision. Alliance, AllianceBernstein Premier Growth Fund and the other defendants believe the plaintiffs' allegations in the Goggins Complaint are without merit and intend to vigorously defend against these allegations.

On October 1, 2003, a class action complaint entitled Erb, et al. v. Alliance Capital Management L.P. was filed in the Circuit Court of St. Clair County, Illinois, against Alliance. The plaintiff, purportedly a shareholder in AllianceBernstein Premier Growth Fund, alleges that Alliance breached unidentified provisions of the Fund's prospectus and subscription and confirmation agreements that allegedly required that every security bought for the Fund's portfolio must be a "1-rated" stock, the highest rating that the Adviser's research analysts could assign. Plaintiff alleges that the Adviser impermissibly purchased shares of stocks that were not 1-rated. On June 24, 2004, plaintiff filed an amended complaint. The amended complaint makes allegations similar to those contained in the previous complaint, however, it adds a new plaintiff and seeks to allege claims on behalf of a purported class of persons or entities holding an interest in any portfolio managed by Alliance's Large Cap Growth Team. The amended complaint alleges that Alliance breached its contracts with these persons or entities by impermissibly purchasing shares of stocks that were not 1-rated. Plaintiffs seek rescission of all purchases of any non-1-rated stocks Alliance made for the Fund and other Large Cap Growth Team clients' portfolios over the past eight years, as well as an unspecified amount of damages. On July 13, 2004, Alliance removed the Erb action to the United States District Court for the Southern District of Illinois on the basis that plaintiffs' claims are preempted under the Securities

Litigation Uniform Standards Act. On August 30, 2004, the District Court remanded the action to the Circuit Court. On September 15, 2004, Alliance filed a notice of appeal with respect to the District Court's order. On September 2, 2005, Alliance's appeal was denied. Alliance believes that plaintiffs' allegations in the amended Erb complaint are without merit and intends to vigorously defend against these allegations.

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that Alliance's registered investment company clients, including the AllianceBernstein Growth Funds, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, Alliance began waiving a portion of its advisory fee it receives for managing the AllianceBernstein Growth Funds except for the AllianceBernstein Mid-Cap Growth Fund and AllianceBernstein Growth Fund. On September 7, 2004, each Fund's advisory agreement was amended to reflect the reduced advisory fee, except for the AllianceBernstein Mid-Cap Growth Fund.

A special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations. In addition, the Independent Directors of the AllianceBernstein Growth Funds (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; the AllianceBernstein Funds, certain officers of Alliance ("Alliance defendants"); and certain other defendants not affiliated with Alliance, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein
Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against Alliance and certain other defendants, some of which name the AllianceBernstein Growth Funds as defendants, and others may be filed. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and all removed state court actions, to the United States District Court for the District of Maryland.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of Alliance. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between Alliance and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by Alliance. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, Alliance received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require Alliance to produce documents concerning, among other things, any market timing or late trading in Alliance's sponsored mutual funds. Alliance responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against Alliance, Alliance Holding, and various other defendants not affiliated with Alliance. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. That motion is pending.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to Alliance and Alliance Holding. The Summary Order claims that Alliance and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. The time for Alliance and Alliance Holding to respond to the Summary Order has been extended. Alliance intends to vigorously defend against the allegations in the WVAG Complaint and the Summary Order.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against Alliance, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research and Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Compliant names certain of the AllianceBernstein Mutual Funds, including certain AllianceBernstein Growth Funds, as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against Alliance and certain other defendants. The complaints have been consolidated in the Southern District of New York, and the Alliance defendants have moved to dismiss the consolidated complaint. That motion is pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Growth
Funds' shares or other adverse consequences to the AllianceBernstein Growth Funds. However, Alliance believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Growth Funds.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES

AGIS acts as the transfer agent for the Funds. AGIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Retirement plans may hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Financial intermediaries and plan recordkeepers may have an additional incentive to favor one fund complex over another or one class of shares over another because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described below apply only to investments made other than by such plans.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2008, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

If you are neither a citizen nor resident of the United States, a Fund will withhold U.S. federal income tax at the rate of 30% on income dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund. Under the American Jobs Creation Act of 2004, for taxable years of each Fund beginning after December 31, 2004 and before January 1, 2008, a Fund is not required to withhold with respect to distributions of net short-term capital gains in excess of net long-term capital losses nor with respect to distributions of interest income that would not be subject to U.S. federal income tax if earned directly by a non-resident foreign person.

Each Fund is also required to apply backup withholding on distributions and redemption proceeds otherwise payable to any noncorporate shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or, in the case of distributions, who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be offset by the amount of tax withheld. If backup withholding results in an overpayment of United States federal income tax, a refund or credit may be obtained from the Internal Revenue Service, provided that required information is furnished. The backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for AllianceBernstein Large Cap Growth Fund, AllianceBernstein Growth Fund, AllianceBernstein Mid-Cap Growth Fund, AllianceBernstein Global Health Care Fund, AllianceBernstein Global Research Growth Fund and AllianceBernstein International Growth Fund and by Ernst & Young LLP, the independent registered public accounting firm for AllianceBernstein Small Cap Growth Portfolio and AllianceBernstein Global Technology Fund whose reports, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

                                                                    Income from Investment Operations
                                                            --------------------------------------------------
                                                                                 Net Gains
                                            Net Asset                           or Losses on
                                             Value,                             Investments         Total from
                                            Beginning       Net Investment     (both realized       Investment
      Fiscal Year or Period                 of Period      Income (Loss)(a)    and unrealized)      Operations
      ---------------------                 ---------      ----------------    ---------------      ----------
AllianceBernstein Large Cap
Growth Fund
   Class A
   Year ended 7/31/05.............          $ 16.28             $   (.14)(b)      $    3.01          $   2.87
   Year ended 7/31/04.............            15.58                 (.15)(f)            .85               .70
   12/1/02 to 7/31/03+............            15.07                 (.10)               .61               .51
   Year ended 11/30/02............            20.24                 (.19)             (4.98)            (5.17)
   Year ended 11/30/01............            29.51                 (.19)             (6.43)            (6.62)
   Year ended 11/30/00............            35.82                 (.26)             (3.69)            (3.95)
   Class R
   Year ended 7/31/05.............          $ 16.25             $   (.17)(b)      $    3.02          $   2.85
   11/03/03+++ to 7/31/04.........            16.59                 (.20)(f)           (.14)             (.34)
   Class K
   3/1/05+++ to 7/31/05...........          $ 17.63             $   (.04)         $    1.60          $   1.56
   Class I
   3/1/05+++ to 7/31/05...........          $ 17.63             $   (.02)         $    1.59          $   1.57
AllianceBernstein Growth Fund
   Class A
   Year ended 7/31/05.............          $ 29.05             $   (.32)         $    6.94          $   6.62
   Year ended 7/31/04.............            26.18                 (.31)(f)           3.18              2.87
   11/1/02 to 7/31/03+............            22.56                 (.21)              3.83              3.62
   Year ended 10/31/02............            27.40                 (.28)             (4.56)            (4.84)
   Year ended 10/31/01............            52.42                 (.22)            (19.10)           (19.32)
   Year ended 10/31/00............            56.32                 (.17)              3.71              3.54
   Class R
   3/1/05+++ to 7/31/05...........          $ 32.88             $   (.11)         $    2.92          $   2.81
   Class K
   3/1/05+++ to 7/31/05..........           $ 32.88             $   (.08)         $    2.92          $   2.84
   Class I
   3/1/05+++ to 7/31/05...........          $ 32.88             $   (.05)         $    2.93          $   2.88
AllianceBernstein Mid-Cap
Growth Fund
   Class A
   Year ended 7/31/05.............          $  5.38             $   (.05)         $    1.12          $   1.07
   Year ended 7/31/04.............             4.46                 (.06)(f)            .98               .92
   12/1/02 to 7/31/03+............             3.70                 (.03)               .79               .76
   Year ended 11/30/02............             4.79                 (.04)             (1.05)            (1.09)
   Year ended 11/30/01............             5.83                 (.04)              (.71)             (.75)
   Year ended 11/30/00............             7.55                 (.04)             (1.04)            (1.08)
   Class R
   3/1/05+++ to 7/31/05...........          $  6.05             $   (.02)         $     .42          $    .40
   Class K
   3/1/05+++ to 7/31/05...........          $  6.05             $   (.01)         $     .41          $    .40
   Class I
   3/1/05+++ to 7/31/05...........          $  6.05             $   (.01)         $     .42          $    .41
AllianceBernstein Small Cap
Growth Portfolio
   Class A
   Year ended 7/31/05.............          $ 19.70             $   (.30)(b)      $    4.45          $   4.15
   Year ended 7/31/04.............            17.30                 (.33)(b)           2.73              2.40
   10/1/02 to 7/31/03+............            13.34                 (.24)              4.20              3.96
   Year ended 9/30/02.............            16.25                 (.30)             (2.61)            (2.91)
   Year ended 9/30/01.............            30.76                 (.35)            (11.46)           (11.81)
   Year ended 9/30/00.............            23.84                 (.38)              7.30              6.92
   Class R
   3/1/05+++ to 7/31/05...........          $ 22.88             $   (.12)         $    1.10          $    .98
   Class K
   3/1/05+++ to 7/31/05...........          $ 22.88             $   (.10)         $    1.11          $   1.01
   Class I
   3/1/05+++ to 7/31/05...........          $ 22.88             $   (.06)         $    1.09          $   1.03
AllianceBernstein Global
Technology Fund
   Class A
   Year ended 7/31/05.............          $ 49.14             $   (.34)(b)      $    7.76          $   7.42
   Year ended 7/31/04.............            47.44                 (.72)(b)           2.42              1.70
   12/1/02 to 7/31/03+............            43.48                 (.54)              4.50              3.96
   Year ended 11/30/02............            67.05                 (.87)            (22.70)           (23.57)
   Year ended 11/30/01............            95.32                 (.82)            (21.17)           (21.99)
   Year ended 11/30/00............           111.46                (1.35)            (10.75)           (12.10)
   Class R
   Year ended 7/31/05.............          $ 49.08             $   (.38)(b)      $    7.74          $   7.36
   11/03/03+++ to 7/31/04.........            54.17                 (.77)(b)          (4.32)            (5.09)
   Class K
   3/1/05+++ to 7/31/05...........          $ 54.19             $   (.03)         $    2.54          $   2.51
   Class I
   3/1/05+++ to 7/31/05...........          $ 54.19             $    .02          $    2.55          $   2.57

                                                             Less Dividends and Distributions
                                            ------------------------------------------------------------------
                                            Dividends       Distributions
                                             from Net        in Excess of            Tax          Distributions
                                            Investment      Net Investment        Return of           from
      Fiscal Year or Period                   Income            Income             Capital        Capital Gains
      ---------------------                 ----------     ----------------       ---------       -------------
AllianceBernstein Large Cap
Growth Fund
   Class A
   Year ended 7/31/05.............          $  0.00             $ 0.00            $ 0.00             $  0.00
   Year ended 7/31/04.............             0.00               0.00              0.00                0.00
   12/1/02 to 7/31/03+............             0.00               0.00              0.00                0.00
   Year ended 11/30/02............             0.00               0.00              0.00                0.00
   Year ended 11/30/01............             0.00               0.00              0.00               (2.38)
   Year ended 11/30/00............             0.00               0.00              0.00               (2.36)
   Class R
   Year ended 7/31/05.............          $  0.00             $ 0.00            $ 0.00             $  0.00
   11/03/03+++ to 7/31/04.........             0.00               0.00              0.00                0.00
   Class K
   3/1/05+++ to 7/31/05...........          $  0.00             $ 0.00            $ 0.00             $  0.00
   Class I
   3/1/05+++ to 7/31/05...........          $  0.00             $ 0.00            $ 0.00             $  0.00
AllianceBernstein Growth Fund
   Class A
   Year ended 7/31/05.............          $  0.00             $ 0.00            $ 0.00             $  0.00
   Year ended 7/31/04.............             0.00               0.00              0.00                0.00
   11/1/02 to 7/31/03+............             0.00               0.00              0.00                0.00
   Year ended 10/31/02............             0.00               0.00              0.00                0.00
   Year ended 10/31/01............             0.00               0.00              0.00               (5.70)
   Year ended 10/31/00............             0.00               0.00              0.00               (7.44)
   Class R
   3/1/05+++ to 7/31/05...........          $  0.00             $ 0.00            $ 0.00             $  0.00
   Class K
   3/1/05+++ to 7/31/05...........          $  0.00             $ 0.00            $ 0.00             $  0.00
   Class I
   3/1/05+++ to 7/31/05...........          $  0.00             $ 0.00            $ 0.00             $  0.00
AllianceBernstein Mid-Cap
Growth Fund
   Class A
   Year ended 7/31/05.............          $  0.00             $ 0.00            $ 0.00             $  0.00
   Year ended 7/31/04.............             0.00               0.00              0.00                0.00
   12/1/02 to 7/31/03+............             0.00               0.00              0.00                0.00
   Year ended 11/30/02............             0.00               0.00              0.00                0.00
   Year ended 11/30/01............             0.00               0.00              0.00                (.29)
   Year ended 11/30/00............             0.00               0.00              0.00                (.64)
   Class R
   3/1/05+++ to 7/31/05...........          $  0.00             $ 0.00            $ 0.00             $  0.00
   Class K
   3/1/05+++ to 7/31/05...........          $  0.00             $ 0.00            $ 0.00             $  0.00
   Class I
   3/1/05+++ to 7/31/05...........          $  0.00             $ 0.00            $ 0.00             $  0.00
AllianceBernstein Small Cap
Growth Portfolio
   Class A
   Year ended 7/31/05.............          $  0.00             $ 0.00            $ 0.00             $  0.00
   Year ended 7/31/04.............             0.00               0.00              0.00                0.00
   10/1/02 to 7/31/03+............             0.00               0.00              0.00                0.00
   Year ended 9/30/02.............             0.00               0.00              0.00                0.00
   Year ended 9/30/01.............             0.00               0.00              0.00                (.72)
   Year ended 9/30/00.............             0.00               0.00              0.00                0.00
   Class R
   3/1/05+++ to 7/31/05...........          $  0.00             $ 0.00            $ 0.00             $  0.00
   Class K
   3/1/05+++ to 7/31/05...........          $  0.00             $ 0.00            $ 0.00             $  0.00
   Class I
   3/1/05+++ to 7/31/05...........          $  0.00             $ 0.00            $ 0.00             $  0.00
AllianceBernstein Global
Technology Fund
   Class A
   Year ended 7/31/05.............          $  0.00             $ 0.00            $ 0.00             $  0.00
   Year ended 7/31/04.............             0.00               0.00              0.00                0.00
   12/1/02 to 7/31/03+............             0.00               0.00              0.00                0.00
   Year ended 11/30/02............             0.00               0.00              0.00                0.00
   Year ended 11/30/01............             0.00               0.00              0.00               (5.86)
   Year ended 11/30/00............             0.00               0.00              0.00               (4.04)
   Class R
   Year ended 7/31/05.............          $  0.00             $ 0.00            $ 0.00             $  0.00
   11/03/03+++ to 7/31/04.........             0.00               0.00              0.00                0.00
   Class K
   3/1/05+++ to 7/31/05...........          $  0.00             $ 0.00            $ 0.00             $  0.00
   Class I
   3/1/05+++ to 7/31/05...........          $  0.00             $ 0.00            $ 0.00             $  0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 50 and 51.

                                                 Less Distributions
                                          --------------------------------
                                                                 Total           Net Asset
                                          Distributions        Dividends          Value,
                                          in Excess of            and             End of               Total
      Fiscal Year or Period               Capital Gains      Distributions        Period             Return (c)
      ---------------------               -------------      -------------       ---------           ----------
AllianceBernstein Large Cap
Growth Fund
   Class A
   Year ended 7/31/05.............          $ 0.00              $ 0.00            $ 19.15             17.63%
   Year ended 7/31/04.............            0.00                0.00              16.28              4.49
   12/1/02 to 7/31/03+............            0.00                0.00              15.58              3.38
   Year ended 11/30/02............            0.00                0.00              15.07            (25.54)
   Year ended 11/30/01............            (.27)              (2.65)             20.24            (24.90)
   Year ended 11/30/00............            0.00               (2.36)             29.51            (11.91)
   Class R
   Year ended 7/31/05.............          $ 0.00              $ 0.00            $ 19.10             17.54%
   11/03/03+++ to 7/31/04.........            0.00                0.00              16.25             (2.05)
   Class K
   3/1/05+++ to 7/31/05...........          $ 0.00              $ 0.00            $ 19.19              8.85%
   Class I
   3/1/05+++ to 7/31/05...........          $ 0.00              $ 0.00            $ 19.20              8.90%
AllianceBernstein Growth Fund
   Class A
   Year ended 7/31/05.............          $ 0.00              $ 0.00            $ 35.67             22.79%
   Year ended 7/31/04.............            0.00                0.00              29.05             10.96
   11/1/02 to 7/31/03+............            0.00                0.00              26.18             16.05
   Year ended 10/31/02............            0.00                0.00              22.56            (17.66)
   Year ended 10/31/01............            0.00               (5.70)             27.40            (40.50)
   Year ended 10/31/00............            0.00               (7.44)             52.42              5.96
   Class R
   3/1/05+++ to 7/31/05...........          $ 0.00              $ 0.00            $ 35.69              8.55%
   Class K
   3/1/05+++ to 7/31/05...........          $ 0.00              $ 0.00            $ 35.72              8.64%
   Class I
   3/1/05+++ to 7/31/05...........          $ 0.00              $ 0.00            $ 35.76              8.76%
AllianceBernstein Mid-Cap
Growth Fund
   Class A
   Year ended 7/31/05.............          $ 0.00              $ 0.00            $  6.45             19.89%
   Year ended 7/31/04.............            0.00                0.00               5.38             20.63
   12/1/02 to 7/31/03+............            0.00                0.00               4.46             20.54
   Year ended 11/30/02............            0.00                0.00               3.70            (22.76)
   Year ended 11/30/01............            0.00                (.29)              4.79            (13.64)
   Year ended 11/30/00............            0.00                (.64)              5.83            (15.73)
   Class R
   3/1/05+++ to 7/31/05...........          $ 0.00              $ 0.00            $  6.45              6.61%
   Class K
   3/1/05+++ to 7/31/05...........          $ 0.00              $ 0.00            $  6.45              6.61%
   Class I
   3/1/05+++ to 7/31/05...........          $ 0.00              $ 0.00            $  6.46              6.78%
AllianceBernstein Small Cap
Growth Portfolio
   Class A
   Year ended 7/31/05.............          $ 0.00              $ 0.00            $ 23.85             21.07%
   Year ended 7/31/04.............            0.00                0.00              19.70             13.87
   10/1/02 to 7/31/03+............            0.00                0.00              17.30             29.69
   Year ended 9/30/02.............            0.00                0.00              13.34            (17.91)
   Year ended 9/30/01.............           (1.98)              (2.70)             16.25            (41.42)
   Year ended 9/30/00.............            0.00                0.00              30.76             29.03
   Class R
   3/1/05+++ to 7/31/05...........          $ 0.00              $ 0.00            $ 23.86              4.28%
   Class K
   3/1/05+++ to 7/31/05...........          $ 0.00              $ 0.00            $ 23.89              4.41%
   Class I
   3/1/05+++ to 7/31/05...........          $ 0.00              $ 0.00            $ 23.91              4.50%
AllianceBernstein Global
Technology Fund
   Class A
   Year ended 7/31/05.............          $ 0.00              $ 0.00            $ 56.56             15.10%
   Year ended 7/31/04.............            0.00                0.00              49.14              3.58
   12/1/02 to 7/31/03+............            0.00                0.00              47.44              9.11
   Year ended 11/30/02............            0.00                0.00              43.48            (35.15)
   Year ended 11/30/01............            (.42)              (6.28)             67.05            (24.90)
   Year ended 11/30/00............            0.00               (4.04)             95.32            (11.48)
   Class R
   Year ended 7/31/05.............          $ 0.00              $ 0.00            $ 56.44             15.00%
   11/03/03+++ to 7/31/04.........            0.00                0.00              49.08             (9.40)
   Class K
   3/1/05+++ to 7/31/05...........          $ 0.00              $ 0.00            $ 56.70              4.63%
   Class I
   3/1/05+++ to 7/31/05...........          $ 0.00              $ 0.00            $ 56.76              4.75%

                                                                Ratios/Supplemental Data
                                        -------------------------------------------------------------------------
                                                               Ratio of          Ratio of Net
                                           Net Assets,         Expenses          Income (Loss)
                                          End of Period       to Average          to Average         Portfolio
      Fiscal Year or Period              (000's omitted)      Net Assets          Net Assets       Turnover Rate
      ---------------------              ---------------      ----------         -------------     -------------
AllianceBernstein Large Cap
Growth Fund
   Class A
   Year ended 7/31/05.............        $ 1,348,678             1.50%(d)            (.82)%(b)          56%
   Year ended 7/31/04.............          1,550,292             1.58(d)             (.90)(f)           61
   12/1/02 to 7/31/03+............          1,757,243             1.89*              (1.08)*             60
   Year ended 11/30/02............          2,098,623             1.73               (1.09)              93
   Year ended 11/30/01............          3,556,040             1.53                (.83)             135
   Year ended 11/30/00............          4,817,131             1.44                (.71)             125
   Class R
   Year ended 7/31/05.............        $       107             1.59%(d)            (.90)%(b)          56%
   11/03/03+++ to 7/31/04.........                 10             1.70*(d)           (1.08)*(f)          61
   Class K
   3/1/05+++ to 7/31/05...........        $        11             1.03%*              (.48)%*            56%
   Class I
   3/1/05+++ to 7/31/05...........        $        11               83%*              (.27)%*            56%
AllianceBernstein Growth Fund
   Class A
   Year ended 7/31/05.............        $ 1,081,725             1.49%              (1.02)%             41%
   Year ended 7/31/04.............            951,903             1.51(d)            (1.05)(f)           53
   11/1/02 to 7/31/03+............            835,657             1.66*              (1.18)*             29
   Year ended 10/31/02............            715,438             1.49               (1.04)              41
   Year ended 10/31/01............            874,604             1.28                (.61)             115
   Year ended 10/31/00............          1,656,689             1.14                (.30)              58
   Class R
   3/1/05+++ to 7/31/05...........        $        32             1.41%               (.89)%             41%
   Class K
   3/1/05+++ to 7/31/05...........        $        11             1.09%               (.62)%             41%
   Class I
   3/1/05+++ to 7/31/05...........        $        11               86%               (.39)%             41%
AllianceBernstein Mid-Cap
Growth Fund
   Class A
   Year ended 7/31/05.............        $   653,612             1.25%               (.88)%             88%
   Year ended 7/31/04.............            610,854             1.25(d)            (1.06)(f)          135
   12/1/02 to 7/31/03+............            540,843             1.45*              (1.11)*             75
   Year ended 11/30/02............            469,570             1.34               (1.03)             183
   Year ended 11/30/01............            686,445             1.22                (.69)             226
   Year ended 11/30/00............            856,956             1.04                (.55)              86
   Class R
   3/1/05+++ to 7/31/05...........        $        11             1.42%               (.86)%             88%
   Class K
   3/1/05+++ to 7/31/05...........        $        11             1.14%               (.58)%             88%
   Class I
   3/1/05+++ to 7/31/05...........        $        11               92%               (.35)%             88%
AllianceBernstein Small Cap
Growth Portfolio
   Class A
   Year ended 7/31/05.............        $   207,873             1.60%(d)           (1.37)%(b)          82%
   Year ended 7/31/04.............            185,906             1.85(d)            (1.67)(b)           94
   10/1/02 to 7/31/03+............            184,378             2.32*              (1.95)*             94
   Year ended 9/30/02.............            156,340             1.92               (1.71)              98
   Year ended 9/30/01.............            232,456             1.79               (1.58)             109
   Year ended 9/30/00.............            458,008             1.68(e)            (1.39)             160
   Class R
   3/1/05+++ to 7/31/05...........        $        11             1.56%*             (1.37)%(b)          82%
   Class K
   3/1/05+++ to 7/31/05...........        $        11             1.29%*             (1.09)%*            82%
   Class I
   3/1/05+++ to 7/31/05...........        $    19,981             1.36%*             (1.16)%*            82%
AllianceBernstein Global
Technology Fund
   Class A
   Year ended 7/31/05.............        $ 1,067,072             1.66%(d)            (.65)%(b)          80%
   Year ended 7/31/04.............          1,112,174             1.65(d)            (1.36)(b)           80
   12/1/02 to 7/31/03+............          1,186,488             2.24*              (1.95)*            127
   Year ended 11/30/02............          1,096,744             1.85               (1.64)             117
   Year ended 11/30/01............          1,926,473             1.58               (1.08)              55
   Year ended 11/30/00............          2,650,904             1.50                (.98)              46
   Class R
   Year ended 7/31/05.............        $        74             1.71%(d)            (.70)%(b)          80%
   11/03/03+++ to 7/31/04.........                 23             1.73*(d)           (1.42)*(b)          80
   Class K
   3/1/05+++ to 7/31/05...........        $        11             1.05%*              (.15)%*            80%
   Class I
   3/1/05+++ to 7/31/05...........        $        10               81%*               .10%*             80%

--------------------------------------------------------------------------------

                                                                    Income from Investment Operations
                                                           ---------------------------------------------------
                                                                                 Net Gains
                                            Net Asset                           or Losses on
                                             Value,                             Investments         Total from
                                            Beginning       Net Investment     (both realized       Investment
      Fiscal Year or Period                 of Period      Income (Loss)(a)    and unrealized)      Operations
      ---------------------                 ---------      ----------------    ---------------      ----------
AllianceBernstein Global
Health Care Fund
   Class A
   Year ended 6/30/05.............          $11.63              $ (.13)(b)        $   .89            $  .76
   Year ended 6/30/04.............           10.37                (.12)(f)           1.38              1.26
   Year ended 6/30/03.............            9.86                (.10)               .61               .51
   Year ended 6/30/02.............           11.20                (.12)             (1.22)            (1.34)
   Year ended 6/30/01.............           12.40                (.11)             (1.00)            (1.11)
   Class R
   3/1/05+++ to 6/30/05...........          $11.54              $ (.02)           $   .87            $  .85
   Class K
   3/1/05+++ to 6/30/05...........          $11.54              $ (.01)           $   .87            $  .86
   Class I
   3/1/05+++ to 6/30/05...........          $11.54              $ 0.00(g)         $   .87            $  .87
AllianceBernstein Global
Research Growth Fund
   Class A
   Year ended 6/30/05.............          $13.23              $ (.02)(b)        $  1.35            $ 1.33
   Year ended 6/30/04.............           11.33                (.01)(f)           2.68              2.67
   7/22/02++ to 6/30/03...........           10.00                (.01)(f)           1.34              1.33
   Class R
   9/1/04+++ to 6/30/05...........          $12.72              $ (.04)(b)        $  1.85            $ 1.81
   Class K
   3/1/05+++ to 6/30/05...........          $14.52              $  .03(b)         $  (.08)           $ (.05)
   Class I
   3/1/05+++ to 6/30/05...........          $14.52              $  .04(b)         $  (.08)           $ (.04)
AllianceBernstein
International Growth Fund
   Class A
   Year ended 6/30/05.............          $11.15              $  .15(b)         $  2.46            $ 2.61
   Year ended 6/30/04.............            8.38                 .05(f)            2.76              2.81
   Year ended 6/30/03.............            8.19                 .02                .17               .19
   Year ended 6/30/02.............            8.76                (.03)              (.54)             (.57)
   Year ended 6/30/01.............           13.57                 .02              (3.45)            (3.43)
   Class R
   3/1/05+++ to 6/30/05...........          $14.08              $  .12            $  (.48)           $ (.36)
   Class K
   3/1/05+++ to 6/30/05...........          $14.08              $  .13            $  (.48)           $ (.35)
   Class I
   3/1/05+++ to 6/30/05...........          $14.08              $  .14            $  (.48)           $ (.34)

                                                             Less Dividends and Distributions
                                            -------------------------------------------------------------------
                                            Dividends       Distributions
                                             from Net        in Excess of            Tax          Distributions
                                            Investment      Net Investment        Return of           from
      Fiscal Year or Period                   Income            Income             Capital        Capital Gains
      ---------------------                 ----------     ----------------       ---------       -------------
AllianceBernstein Global
Health Care Fund
   Class A
   Year ended 6/30/05.............          $ 0.00              $ 0.00            $ 0.00             $ 0.00
   Year ended 6/30/04.............            0.00                0.00              0.00               0.00
   Year ended 6/30/03.............            0.00                0.00              0.00               0.00
   Year ended 6/30/02.............            0.00                0.00              0.00               0.00
   Year ended 6/30/01.............            0.00                0.00              0.00               (.08)
   Class R
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 0.00             $ 0.00
   Class K
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 0.00             $ 0.00
   Class I
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 0.00             $ 0.00
AllianceBernstein Global
Research Growth Fund
   Class A
   Year ended 6/30/05.............          $ 0.00(g)           $ 0.00            $ 0.00             $ (.09)
   Year ended 6/30/04.............            (.01)               0.00              0.00               (.76)
   7/22/02++ to 6/30/03...........            0.00                0.00              0.00               0.00
   Class R
   9/1/04+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 0.00             $ (.09)
   Class K
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 0.00             $ 0.00
   Class I
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 0.00             $ 0.00
AllianceBernstein
International Growth Fund
   Class A
   Year ended 6/30/05.............          $ (.04)             $ 0.00            $ 0.00             $ 0.00
   Year ended 6/30/04.............            (.04)               0.00              0.00               0.00
   Year ended 6/30/03.............            0.00                0.00              0.00               0.00
   Year ended 6/30/02.............            0.00                0.00              0.00               0.00
   Year ended 6/30/01.............            0.00                0.00              0.00              (1.37)
   Class R
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 0.00             $ 0.00
   Class K
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 0.00             $ 0.00
   Class I
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 0.00             $ 0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 50 and 51.

                                                 Less Distributions
                                          --------------------------------
                                                                 Total           Net Asset
                                          Distributions        Dividends          Value,
                                          in Excess of            and             End of               Total
      Fiscal Year or Period               Capital Gains      Distributions        Period             Return (c)
      ---------------------               -------------      -------------       ---------           ----------
AllianceBernstein Global
Health Care Fund
   Class A
   Year ended 6/30/05.............          $ 0.00              $ 0.00            $ 12.39              6.54%
   Year ended 6/30/04.............            0.00                0.00              11.63             12.15
   Year ended 6/30/03.............            0.00                0.00              10.37              5.17
   Year ended 6/30/02.............            0.00                0.00               9.86            (11.96)
   Year ended 6/30/01.............            (.01)               (.09)             11.20             (9.10)
   Class R
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 12.39              7.37%
   Class K
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 12.40              7.45%
   Class I
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 12.41              7.54%
AllianceBernstein Global
Research Growth Fund
   Class A
   Year ended 6/30/05.............          $ 0.00              $ (.09)           $ 14.47             10.06%
   Year ended 6/30/04.............            0.00                (.77)             13.23             23.86
   7/22/02++ to 6/30/03...........            0.00                0.00              11.33             13.30
   Class R
   9/1/04+++ to 6/30/05...........          $ 0.00              $ (.09)           $ 14.44             14.22%
   Class K
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 14.47              (.34)%
   Class I
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 14.48              (.28)%
AllianceBernstein
International Growth Fund
   Class A
   Year ended 6/30/05.............          $ 0.00              $ (.04)           $ 13.72             23.44%
   Year ended 6/30/04.............            0.00                (.04)             11.15             33.57
   Year ended 6/30/03.............            0.00                0.00               8.38              2.32
   Year ended 6/30/02.............            0.00                0.00               8.19             (6.51)
   Year ended 6/30/01.............            (.01)              (1.38)              8.76            (26.81)
   Class R
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 13.72             (2.56)%
   Class K
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 13.73             (2.49)%
   Class I
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 13.74             (2.41)%

                                                                Ratios/Supplemental Data
                                         -----------------------------------------------------------------------
                                                               Ratio of          Ratio of Net
                                           Net Assets,         Expenses          Income (Loss)
                                          End of Period       to Average          to Average         Portfolio
      Fiscal Year or Period              (000's omitted)      Net Assets          Net Assets       Turnover Rate
      ---------------------              ---------------      ----------         -------------     -------------

AllianceBernstein Global
Health Care Fund
   Class A
   Year ended 6/30/05.............         $ 46,505               1.80%(d)          (1.10)%(b)           30%
   Year ended 6/30/04.............           55,079               1.82(d)           (1.07)(f)            34
   Year ended 6/30/03.............           56,077               2.06              (1.12)                8
   Year ended 6/30/02.............           63,973               1.85              (1.13)                9
   Year ended 6/30/01.............           76,827               1.73               (.90)                8
   Class R
   3/1/05+++ to 6/30/05...........         $     11               1.70%*             (.48)%*             30%
   Class K
   3/1/05+++ to 6/30/05...........         $     11               1.44%*             (.22)%*             30%
   Class I
   3/1/05+++ to 6/30/05...........         $     11               1.16%*              .06%*              30%
AllianceBernstein Global
Research Growth Fund
   Class A
   Year ended 6/30/05.............         $ 33,944               1.50%(d)           (.15)%(b)           66%
   Year ended 6/30/04.............           20,562               1.50(d)            (.16)(f)            85
   7/22/02++ to 6/30/03...........                1               1.70*(d)           (.07)*(f)           62
   Class R
   9/1/04+++ to 6/30/05...........         $      6               1.70%(d)           (.31)%(b)           66%
   Class K
   3/1/05+++ to 6/30/05...........         $     10               1.45%(d)            .54%(b)            66%
   Class I
   3/1/05+++ to 6/30/05...........         $     10               1.20%(d)            .79%(b)            66%
AllianceBernstein
International Growth Fund
   Class A
   Year ended 6/30/05.............         $310,073               1.57%(d)           1.17%(b)            47%
   Year ended 6/30/04.............          202,899               1.89(d)             .49(f)             50
   Year ended 6/30/03.............          163,406               2.29                .23                29
   Year ended 6/30/02.............          183,160               2.10               (.40)               43
   Year ended 6/30/01.............          245,873               1.81                .14                42
   Class R
   3/1/05+++ to 6/30/05...........         $     10               1.58%*             2.59%*              47%
   Class K
   3/1/05+++ to 6/30/05...........         $     10               1.32%*             2.85%*              47%
   Class I
   3/1/05+++ to 6/30/05...........         $     10               1.04%*             3.13%*              47%

--------------------------------------------------------------------------------

  +   Change in fiscal year end.

 ++   Commencement of operations.

+++   Commencement of distributions.

  *   Annualized.

(a)   Based on average shares outstanding.

(b)   Net of expenses waived and reimbursed by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.

(d) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in (e) below, would have been as follows:

                                     2000       2001       2002       2003         2004        2005
                                    ------     ------     ------     ------       -------     ------
AllianceBernstein
Large Cap Growth Fund
 Class A                               --         --         --         --         1.76%        1.53%
 Class R                               --         --         --         --         1.95%*       1.62%
 Class K                               --         --         --         --           --         1.03%*
 Class I                               --         --         --         --           --          .83%*

AllianceBernstein
Growth Fund
 Class A                               --         --         --         --         1.52%          --
 Class R                               --         --         --         --           --           --
 Class K                               --         --         --         --           --           --
 Class I                               --         --         --         --           --           --

AllianceBernstein
Mid-Cap Growth Fund
 Class A                               --         --         --         --         1.26%          --
 Class R                               --         --         --         --           --           --
 Class K                               --         --         --         --           --           --
 Class I                               --         --         --         --           --           --

AllianceBernstein
Small Cap Growth Portfolio
 Class A                               --         --         --         --         2.01%        1.63%
 Class R                               --         --         --         --           --           --
 Class K                               --         --         --         --           --           --
 Class I                               --         --         --         --           --           --

AllianceBernstein Global
Technology Fund
 Class A                               --         --         --         --         1.81%        1.68%
 Class R                               --         --         --         --         1.97%*       1.74%
 Class K                               --         --         --         --           --           --
 Class I                               --         --         --         --           --           --

AllianceBernstein Global
Health Care Fund
 Class A                                          --         --         --         1.93%        1.84%
 Class R                                          --         --         --           --           --
 Class K                                          --         --         --           --           --
 Class I                                          --         --         --           --           --

AllianceBernstein Global
Research Growth Fund

Class A                                --         --         --      19.19%*       7.68%        2.51%
Class R                                --         --         --         --           --         2.76%*
Class K                                --         --         --         --           --         3.10%*
Class I                                --         --         --         --           --         2.85%*

AllianceBernstein
International Growth
Fund
 Class A                                          --         --         --         2.04%          --
 Class R                                          --         --         --           --           --
 Class K                                          --         --         --           --           --
 Class I                                          --         --         --           --           --

(e) Amounts do not reflect the impact of expense offset arrangements with the transer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (d) above, would have been as follows:

       AllianceBernstein
       Small Cap Growth
       Portfolio                                       2000
                                                      ------
       Class A                                          1.67%

(f)   Net of expenses waived/reimbursed by the Adviser and the Transfer Agent.

(g)   Amount is less than $.005.

APPENDIX A: HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The following supplemental hypothetical investment information provides additional information in a different format about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any fee waiver or expense reimbursement. If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

                                            AllianceBernstein Large Cap Growth Fund
-------------------------------------------------------------------------------------------------------------------------------
                                          Hypothetical                                Hypothetical Expenses       Hypothetical
                  Hypothetical             Performance             Investment           (Current Expense             Ending
Year               Investment               Earnings             After Returns           Ratio = 1.50%)            Investment
----------   ----------------------  -----------------------  ----------------------  ----------------------  -----------------
1                 $10,000.00               $   500.00             $10,500.00               $   157.50             $10,342.50
2                 $10,342.50               $   517.13             $10,859.63               $   162.89             $10,696.73
3                 $10,696.73               $   534.94             $11,231.57               $   168.47             $11,063.09
4                 $11,063.09               $   553.15             $11,616.25               $   174.24             $11,442.00
5                 $11,442.00               $   572.10             $12,014.10               $   180.21             $11,833.89
6                 $11,833.89               $   591.69             $12,425.59               $   186.38             $12,239.20
7                 $12,239.20               $   611.96             $12,851.16               $   192.77             $12,658.40
8                 $12,658.40               $   632.92             $13,291.32               $   199.37             $13,091.95
9                 $13,091.95               $   654.60             $13,746.54               $   206.20             $13,540.35
10                $13,540.35               $   677.02             $14,217.36               $   213.26             $14,004.10
-------------------------------------------------------------------------------------------------------------------------------
Cumulative                                 $ 5,845.41                                      $ 1,841.30

                                                 AllianceBernstein Growth Fund
-------------------------------------------------------------------------------------------------------------------------------
                                          Hypothetical                                Hypothetical Expenses       Hypothetical
                  Hypothetical             Performance             Investment           (Current Expense             Ending
Year               Investment               Earnings             After Returns           Ratio = 1.49%)            Investment
----------   ----------------------  -----------------------  ----------------------  ----------------------  -----------------
1                 $10,000.00               $   500.00             $10,500.00               $   156.45             $10,343.55
2                 $10,343.55               $   517.18             $10,860.73               $   161.82             $10,698.90
3                 $10,689.90               $   534.95             $11,233.85               $   167.38             $11,066.46
4                 $11,066.46               $   553.32             $11,619.79               $   173.13             $11,466.65
5                 $11,446.65               $   572.33             $12,018.98               $   179.08             $11,839.90
6                 $11,839.90               $   592.00             $12,431.90               $   185.24             $12,246.66
7                 $12,246.66               $   612.33             $12,858.99               $   191.60             $12,667.40
8                 $12,667.40               $   633.37             $13,300.77               $   198.18             $13,102.58
9                 $13,102.58               $   655.13             $13,757.71               $   204.99             $13,552.72
10                $13,552.72               $   677.64             $14,230.36               $   212.03             $14,018.33
-------------------------------------------------------------------------------------------------------------------------------
Cumulative                                 $ 5,848.24                                      $ 1,829.91

                                             AllianceBernstein Mid-Cap Growth Fund
-------------------------------------------------------------------------------------------------------------------------------
                                          Hypothetical                                Hypothetical Expenses       Hypothetical
                  Hypothetical             Performance             Investment           (Current Expense             Ending
Year               Investment               Earnings             After Returns           Ratio = 1.25%)            Investment
----------   ----------------------  -----------------------  ----------------------  ----------------------  -----------------
1                 $10,000.00               $   500.00             $10,500.00               $   131.25             $10,368.75
2                 $10,368.75               $   518.44             $10,887.19               $   136.09             $10,751.10
3                 $10,751.10               $   537.55             $11,288.65               $   141.11             $11,147.54
4                 $11,147.54               $   557.38             $11,704.92               $   146.31             $11,558.61
5                 $11,558.61               $   577.93             $12,136.54               $   151.71             $11,984.83
6                 $11,984.83               $   599.24             $12,584.08               $   157.30             $12,426.77
7                 $12,426.77               $   621.34             $13,048.11               $   163.10             $12,885.01
8                 $12,885.01               $   644.25             $13,529.26               $   169.12             $13,360.15
9                 $13,360.15               $   668.01             $14,028.15               $   175.35             $13,852.80
10                $13,852.80               $   692.64             $14,545.44               $   181.82             $14,363.62
-------------------------------------------------------------------------------------------------------------------------------
Cumulative                                 $ 5,916.78                                      $ 1,553.15

                                         AllianceBernstein Small Cap Growth Portfolio
-------------------------------------------------------------------------------------------------------------------------------
                                          Hypothetical                                Hypothetical Expenses       Hypothetical
                  Hypothetical             Performance             Investment           (Current Expense             Ending
Year               Investment               Earnings             After Returns           Ratio = 1.60%)            Investment
----------   ----------------------  -----------------------  ----------------------  ----------------------  -----------------
1                 $10,000.00               $   500.00             $10,500.00               $   168.00             $10,332.00
2                 $10,332.00               $   516.60             $10,848.60               $   173.58             $10,675.02
3                 $10,675.02               $   533.75             $11,208.77               $   179.34             $11,029.43
4                 $11,029.43               $   551.47             $11,580.90               $   185.29             $11,395.61
5                 $11,395.61               $   569.78             $11,965.39               $   191.45             $11,773.94
6                 $11,773.94               $   588.70             $12,362.64               $   197.80             $12,164.84
7                 $12,164.84               $   608.24             $12,773.08               $   204.37             $12,568.71
8                 $12,568.71               $   628.44             $13,197.15               $   211.15             $12,985.99
9                 $12,985.99               $   649.30             $13,635.29               $   218.16             $13,417.13
10                $13,417.13               $   670.86             $14,087.98               $   225.41             $13,862.58
-------------------------------------------------------------------------------------------------------------------------------
Cumulative                                 $ 5,817.13                                      $ 1,954.56

                                           AllianceBernstein Global Technology Fund
-------------------------------------------------------------------------------------------------------------------------------
                                          Hypothetical                                Hypothetical Expenses       Hypothetical
                  Hypothetical             Performance             Investment           (Current Expense             Ending
Year               Investment               Earnings             After Returns           Ratio = 1.66%)            Investment
----------   ----------------------  -----------------------  ----------------------  ----------------------  -----------------
1                 $10,000.00               $   500.00             $10,500.00               $   174.30             $10,325.70
2                 $10,325.70               $   518.29             $10,841.99               $   179.98             $10,662.01
3                 $10,662.01               $   533.10             $11,195.11               $   185.84             $11,009.27
4                 $11,009.27               $   550.46             $11,559.73               $   191.89             $11,367.84
5                 $11,367.84               $   568.39             $11,936.23               $   198.14             $11,738.09
6                 $11,738.09               $   586.90             $12,325.00               $   204.59             $12,120.40
7                 $12,120.40               $   606.02             $12,726.42               $   211.26             $12,515.16
8                 $12,515.16               $   625.76             $13,140.92               $   218.14             $12,922.78
9                 $12,922.78               $   646.14             $13,568.92               $   225.24             $13,343.68
10                $13,343.68               $   667.18             $14,010.86               $   232.58             $13,778.28
-------------------------------------------------------------------------------------------------------------------------------
Cumulative                                 $ 5,800.25                                      $ 2,021.97

                                           AllianceBernstein Global Health Care Fund
-------------------------------------------------------------------------------------------------------------------------------
                                          Hypothetical                                Hypothetical Expenses       Hypothetical
                  Hypothetical             Performance             Investment           (Current Expense             Ending
Year               Investment               Earnings             After Returns           Ratio = 1.80%)            Investment
----------   ----------------------  -----------------------  ----------------------  ----------------------  -----------------
1                 $10,000.00               $   500.00             $10,500.00               $   189.00             $10,311.00
2                 $10,311.00               $   515.55             $10,826.55               $   194.88             $10,631.67
3                 $10,631.67               $   531.58             $11,163.26               $   200.94             $10,962.32
4                 $10,962.32               $   548.12             $11,510.43               $   207.19             $11,303.25
5                 $11,303.25               $   566.16             $11,868.41               $   213.63             $11,654.78
6                 $11,654.78               $   582.74             $12,237.51               $   220.28             $12,017.24
7                 $12,017.24               $   600.86             $12,618.10               $   227.13             $12,390.98
8                 $12,390.98               $   619.55             $13,010.52               $   234.19             $12,776.34
9                 $12,776.34               $   638.82             $13,415.15               $   241.47             $13,173.68
10                $13,173.68               $   658.68             $13,832.36               $   248.98             $13,583.38
-------------------------------------------------------------------------------------------------------------------------------
Cumulative                                 $ 5,761.06                                      $ 2,177.68

                                           AllianceBernstein Global Research Growth Fund
-------------------------------------------------------------------------------------------------------------------------------
                                          Hypothetical                                Hypothetical Expenses       Hypothetical
                  Hypothetical             Performance             Investment           (Current Expense             Ending
Year               Investment               Earnings             After Returns           Ratio = 1.50%)            Investment
----------   ----------------------  -----------------------  ----------------------  ----------------------  -----------------
1                 $10,000.00               $   500.00             $10,500.00               $   157.50             $10,342.50
2                 $10,342.50               $   517.13             $10,859.63               $   162.89             $10,896.73
3                 $10,696.73               $   534.84             $11,231.57               $   168.47             $11,063.09
4                 $11,063.09               $   553.15             $11,616.25               $   174.24             $11,442.00
5                 $11,442.00               $   572.10             $12,014.10               $   180.21             $11,833.89
6                 $11,833.89               $   591.69             $12,425.59               $   186.38             $12,239.20
7                 $12,239.20               $   611.96             $12,851.16               $   192.77             $12,658.40
8                 $12,658.40               $   632.92             $13,291.32               $   199.37             $13,091.95
9                 $13,091.95               $   654.60             $13,746.54               $   206.20             $13,540.35
10                $13,540.35               $   677.02             $14,217.36               $   213.26             $14,004.10
-------------------------------------------------------------------------------------------------------------------------------
Cumulative                                 $ 5,845.41                                      $ 1,841.30

                                          AllianceBernstein International Growth Fund
-------------------------------------------------------------------------------------------------------------------------------
                                          Hypothetical                                Hypothetical Expenses       Hypothetical
                  Hypothetical             Performance             Investment           (Current Expense             Ending
Year               Investment               Earnings             After Returns           Ratio = 1.57%)            Investment
----------   ----------------------  -----------------------  ----------------------  ----------------------  -----------------
1                 $10,000.00               $   500.00             $10,500.00               $   164.85             $10,335.15
2                 $10,336.15               $   516.76             $10,851.91               $   170.37             $10,681.53
3                 $10,581.53               $   534.08             $11,215.61               $   176.09             $11,039.52
4                 $11,039.52               $   551.98             $11,591.50               $   181.99             $11,409.51
5                 $11,409.51               $   570.48             $11,979.99               $   188.09             $11,791.90
6                 $11,791.90               $   589.60             $12,381.50               $   194.39             $12,187.11
7                 $12,187.11               $   609.36             $12,796.46               $   200.90             $12,595.56
8                 $12,595.56               $   629.78             $13,225.34               $   207.64             $13,017.70
9                 $13,017.70               $   650.89             $13,668.59               $   214.60             $13,453.99
10                $13,453.99               $   672.70             $14,126.69               $   221.79             $13,904.90
-------------------------------------------------------------------------------------------------------------------------------
Cumulative                                 $ 5,825.60                                      $ 1,920.70

                      (This page left intentionally blank.)

                      (This page left intentionally blank.)

For more information about the Funds, the following documents are available upon request:

o     Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

o     Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed  information  about the Fund,
including  its  operations  and  investment   policies.   The  Funds'  SAIs  are
incorporated by reference into (and are legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:       Alliance Global Investor Services, Inc.
               P.O. Box 786003
               San Antonio, TX 78278-6003

By Phone:      For Information: (800) 221-5672
               For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o     Copies of the information may be obtained, after paying a duplicating fee,
      by   electronic   request  at   publicinfo@sec.gov,   or  by  writing  the
      Commission's Public Reference Section, Wash. DC 20549-0102

You also may find these documents and more information about Alliance and the Funds on the Internet at: www.AllianceBernstein.com.

Fund                                                       SEC File No.
-----                                                      -----------
AllianceBernstein Large Cap Growth Fund                    811-06730
AllianceBernstein Growth Fund                              811-05088
AllianceBernstein Mid-Cap Growth Fund                      811-00204
AllianceBernstein Small Cap Growth Portfolio               811-01716
AllianceBernstein Global Technology Fund                   811-03131
AllianceBernstein Global Health Care Fund                  811-09329
AllianceBernstein Global Research Growth Fund              811-21064
AllianceBernstein International Growth Fund                811-08426

--------------------------------------------------------------------------------
Privacy Notice (This information is not part of the Prospectus.)

Alliance Capital Management L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affil-iates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.
--------------------------------------------------------------------------------

RETSTOCKPRO1105

(LOGO)                             ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND, INC.

--------------------------------------------------------------------------------

c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672
For Literature: Toll Free (800) 227-4618

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                November 1, 2005
                         (as amended December 30, 2005)

--------------------------------------------------------------------------------

          This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated November 1, 2005 (as amended December 30, 2005), for AllianceBernstein Large Cap Growth Fund, Inc. (the "Fund") that offers Class A, Class B, Class C and Advisor Class shares of the Fund and the current prospectus dated November 1, 2005 (as amended December 30, 2005) that offers Class A, Class R, Class K and Class I shares of the Fund (each a "Prospectus" and together, the "Prospectuses"). Financial statements for the Fund for the year ended July 31, 2005 are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses and annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone numbers shown above.

                                TABLE OF CONTENTS
                                -----------------
                                                                            PAGE
                                                                            ----
Description of the Fund......................................................
Management of the Fund.......................................................
Expenses of the Fund.........................................................
Purchase of Shares...........................................................
Redemption and Repurchase of Shares..........................................
Shareholder Services.........................................................
Net Asset Value..............................................................
Dividends, Distributions and Taxes...........................................
Portfolio Transactions.......................................................
General Information..........................................................
Financial Statements and Report of Independent
   Registered Public Accounting Firm.........................................
Appendix A: Stock Index Futures..............................................A-1
Appendix B: Statement of Policies and Procedures for
   Voting Proxies............................................................B-1

----------
(R): This mark is used under license from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------

                             DESCRIPTION OF THE FUND

--------------------------------------------------------------------------------

          The Fund is a diversified, open-end investment company. Except as otherwise indicated, the investment objective and policies of the Fund are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment objective without at least 60 days' prior written notice to its shareholders. There can be, of course, no assurance that the Fund will achieve its investment objective.

Additional Investment Policies and Practices
--------------------------------------------

          The following investment policies and restrictions supplement those set forth above and in the Prospectuses. Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of any such maximum.

          The term "net assets," as used in this SAI, means net assets plus any borrowings.

          Rights and Warrants. The Fund may invest in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

          Illiquid Securities. The Fund will limit its investment in illiquid securities to no more than 15% of net assets or such other amount permitted by guidance regarding the 1940 Act. For this purpose, illiquid securities are securities restricted as to disposition under Federal securities laws and include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), and (b) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. This restriction will not apply to securities purchased pursuant to Rule 144A.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

          Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser" or "Alliance"), acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of securities.

          General. When business or financial conditions warrant, the Fund may assume a temporary defensive position and invest in high-grade, short-term, fixed-income securities, which may include U.S. Government securities, or hold its assets in cash.

Other Investment Practices
--------------------------

          While the Fund does not anticipate utilizing them on a regular basis, the Fund may from time to time employ the following investment practices.

          Puts and Calls. The Fund may write exchange-traded call options on common stocks, for which it will receive a purchase premium from the buyer, and may purchase and sell exchange-traded call and put options on common stocks written by others or combinations thereof. Writing, purchasing and selling call options are highly specialized activities and entail greater than ordinary investment risks. A call option gives the purchaser of the option, in exchange for paying the writer a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price. A put option gives the buyer of the option, in exchange for paying the writer a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price.

          The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. In exchange for the premium received, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options is higher, and consequently the risks are greater when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees. The Fund will not sell a call written by it unless the Fund at all times during the option period owns either (a) the optioned securities or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio or (b) a call option on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

          Premiums received by the Fund in connection with writing call options will vary widely depending primarily on supply and demand. Commissions, stock transfer taxes and other expenses of the Fund must be deducted from such premium receipts. Calls written by the Fund will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of whom are members of a national securities exchange on which options are traded, and will in such cases be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Sanford C. Bernstein & Co., LLC ("SCB & Co.") or Advest Inc. ("Advest"), each an affiliate of the Adviser. The endorsing or guaranteeing firm requires that the option writer (in this case the Fund) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

          The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund generally will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

          In buying a call, the Fund would be in a position to realize a gain if, during the option period, the price of the shares increased by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium and commissions payable on exercise. By buying a put, the Fund would be in a position to realize a gain if, during the option period, the price of the shares declined by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium and commissions payable on exercise. In addition, the Fund could realize a gain or loss on such options by selling them.

          If an option is not sold and expires without being exercised, the Fund would suffer a loss in the amount of the premium paid by the Fund for the option.

          Options on Market Indices. The Fund may purchase and sell exchange-traded index options. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

          Through the purchase of listed index options, the Fund could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Fund's portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Fund would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

          Stock Index Futures. The Fund may purchase and sell stock index futures contracts. A stock index assigns relative values to the common stocks comprising the index. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of liquid assets equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. The Fund will not purchase and sell options on stock index futures contracts.

          In connection with its purchase of stock index futures contracts the Fund will deposit in a segregated account with the Fund's custodian an amount of liquid assets equal to the market value of the futures contracts less any amounts maintained in a margin account with the Fund's broker.

          The Portfolio has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

          For a more detailed description of stock index futures contracts, see Appendix A.

          Synthetic Foreign Equity Securities. The Fund may invest in a form of synthetic foreign equity securities, sometimes referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These type of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the synthetic foreign securities, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

          The Fund will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Fund may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

          The Fund will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

          International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

          The Fund may also invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

          General. The successful use of the foregoing investment practices, which may be used as a hedge against changes in the values of securities resulting from market conditions, draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast movements of specific securities or stock indices correctly. Should these securities or indices move in an unexpected manner, the Fund may not achieve the anticipated benefits of options and stock index futures contracts or may realize losses and, thus, be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the prices of such instruments and movements in the price of securities being hedged or used for cover will not be perfect and could produce unanticipated losses. The Fund's ability to dispose of its position in options and stock index futures will depend on the availability of liquid markets in these instruments. No assurance can be given that the Fund will be able to close a particular option or stock index futures position.

          Lending of Portfolio Securities. The Fund may seek to increase income by lending portfolio securities. Under present regulatory policies, such loans are required to be secured continuously by collateral consisting of liquid assets maintained in an amount at least equal to the market value of the securities loaned. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. The Fund has the right to call such a loan and obtain the securities loaned or equivalent securities at any time on five days' notice. During the existence of a loan, the Fund will receive the income earned on investment of the collateral. Any such investment on collateral will be subject to the Fund's investment risks. The Fund may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. The aggregate value of the securities loaned by the Fund may not exceed 33 1/3% of the value of the Fund's net assets (including collateral for any stock loaned).

          Investments in Other Investment Companies. The Fund may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

          Exchange-Traded Funds. Exchange-traded funds ("ETFs") are exchange-traded investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. The market prices of index-based investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which their shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the NAV of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Certain Fundamental Investment Policies
---------------------------------------

          The following restrictions may not be changed without a vote of a majority of the Fund's outstanding voting securities. The approval of a majority of the Fund's outstanding voting securities means the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

          As a matter of fundamental policy, the Fund may not:

               (a) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

               (b) issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

               (c) make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

               (d) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

               (e) purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

               (f) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

          In addition, the Fund is diversified.

Non-Fundamental Investment Policy
---------------------------------

          The Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Commission under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

Adviser
-------

          Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectuses).

          Alliance is a leading global investment management firm supervising client accounts with assets as of September 30, 2005, totaling approximately $555 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

          Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of June 30, 2005, Alliance Capital Management Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 32.0% of the issued and outstanding units of limited partnership interest in Alliance ("Alliance Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the Exchange under the ticker symbol "AC". Alliance Units do not trade publicly and are subject to significant restrictions on transfer. Alliance Capital Management Corporation ("ACMC") is the general partner of both Alliance and Holding. ACMC owns 100,000 general partnership units in Holding and a 1% general partnership interest in Alliance. ACMC is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

          As of June 30, 2005, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 60.1% of the issued and outstanding Alliance Units and approximately 1.8% of the issued and outstanding Holding Units that, including the general partnership interests in Alliance and Holding, represent an economic interest of approximately 61.1% in Alliance. As of June 30, 2005, SCB Partners, Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 6.4% of the issued and outstanding Alliance Units.

          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

          Based on information provided by AXA, as of January 31, 2005, approximately 17.62% of the issued ordinary shares (representing 27.99% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of January 31, 2005, 65.72% of the shares (representing 75.42% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 20.90% of the shares of Finaxa (representing 12.89% of the voting power) were owned by BNP Paribas, a French bank. As of January 31, 2005, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.35% of the issued ordinary shares (representing 32.36% of the voting power) of AXA.

          Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees may be employees of the Adviser or its affiliates.

          The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

          The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors. The Fund paid to the Adviser a total of $81,420 in respect of such services during the fiscal year of the Fund ended July 31, 2005.

          Until September 6, 2004, under the terms of the Advisory Agreement, the Fund paid the Adviser at the annual rate of 1.00% of the first $5 billion, ..95% of the excess over $5 billion up to $7.5 billion, .90% of the excess over $7.5 billion up to $10 billion and .85% of the excess over $10 billion of the average daily value of the Fund's net assets. The fee is accrued daily and paid monthly. Effective as of January 1, 2004, the Adviser waived a portion of its advisory fee. The advisory fee waiver reduced the advisory fee to 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. Effective September 7, 2004, the Board of Directors approved an amendment to the Advisory Agreement to reduce the contractual advisory fee to these amounts. For the fiscal years of the Fund ended July 31, 2005 and 2004, the fiscal period of the Fund ended July 31, 2003 and the fiscal year of the Fund ended November 30, 2002, the Adviser received from the Fund advisory fees of $32,149,603 (net of $1,147,120, which was waived by the Adviser under the agreement with the New York Attorney General), $47,374,151 (net of $9,719,193, which was waived by the Adviser under the agreement with the New York Attorney General), $39,958,906, and $88,128,426, respectively.

          The Advisory Agreement became effective on September 17, 1992, having been approved by the unanimous vote, cast in person, of the Fund's Directors (including the Directors who are not parties to the Advisory Agreement or "interested persons," as defined by the 1940 Act, of any such party) at a meeting called for that purpose held on July 21, 1992, and by the initial holder of Class A shares and Class B shares of the Fund on August 6, 1992.

          The Advisory Agreement remains in effect from year to year provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party as defined by the 1940 Act, of any such party at a meeting in person called for the purpose of voting on such matter. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their Regular Meeting held on June 15, 2005.

          The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Additional Information About the Fund's Portfolio Manager
---------------------------------------------------------

          Mr. Thomas G. Kamp is the investment professional(1) primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

--------
(1) Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio manager as of July 31, 2005 are set forth below.

                  DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

                                      None

          As of July 31, 2005, Alliance Capital employees had approximately $435,687,660 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in the Profit Sharing/401(k) Plan and/or the Partners Compensation Plan, including both vested and unvested amounts.

          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which Mr. Kamp also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2005.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                        Number of
                                        Registered         Total Assets of
                     Total Assets       Investment         Registered
Total Number of      of Registered      Companies          Investment
Registered           Investment         Managed with       Companies Managed
Investment           Companies          Performance-       with Performance-
Companies Managed    Managed            based Fees         based Fees
--------------------------------------------------------------------------------
         5           $2,544,000             None                None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                        Number of Pooled   Total Assets
                     Total Assets       Investment         of Pooled
                     of Pooled          Vehicles           Investment Vehicles
Total Number of      Investment         Managed with       Managed with
Pooled Investment    Vehicles           Performance-       Performance-
Vehicles Managed     Managed            based Fees         based Fees
--------------------------------------------------------------------------------
         2           $306,000,000           None               None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                           Total Assets
                                        Number of Other    of Other
Total Number         Total Assets       Accounts Managed   Accounts with
of Other             of Other           with Performance-  Performance-based
Accounts Managed     Accounts Managed   based Fees         Fees
--------------------------------------------------------------------------------
         12          $1,688,000,000           1            $314,000,000
--------------------------------------------------------------------------------

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

          As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

          Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

          Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

          Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

          Alliance's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

          To address these conflicts of interest, Alliance's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

          Alliance's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

          (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

          (ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance's leadership criteria.

          (iii) Discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"): Alliance's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.(2)

----------
(2) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units.

          (iv) Contributions under Alliance's Profit Sharing/401(k) Plan: The contributions are based on Alliance's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

Board of Directors Information
------------------------------

          The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                         PORTFOLIOS
                                                         IN FUND
                               PRINCIPAL                 COMPLEX
NAME, ADDRESS,                 OCCUPATION(S)             OVERSEEN     OTHER
DATE OF BIRTH AND              DURING PAST 5             BY           DIRECTORSHIPS
(YEAR ELECTED*)                YEARS                     DIRECTOR     HELD BY DIRECTOR
---------------                -----                     --------     --------
INTERESTED DIRECTOR

Marc O. Mayer,**               Executive Vice               106       SCB Partners Inc.;
1345 Avenue of the Americas,   President of ACMC since                SCB, Inc.
New York, NY 10105             2001 and Chairman of
10/2/1957                      the Board of
(2003)                         AllianceBernstein
                               Investment Research and
                               Management, Inc.
                               ("ABIRM") since 2000;
                               prior thereto, Chief
                               Executive Officer of
                               SCB & Co.
                               (institutional research
                               and brokerage arm of
                               Bernstein & Co., Inc.)
                               and its predecessor
                               since prior to 2000.

DISINTERESTED DIRECTORS

Chairman of the Board

William H. Foulk, Jr.,# +      Investment Adviser and       108       None
2 Sound View Drive             an Independent
Suite 100                      Consultant. He was
Greenwich, CT 06830            formerly Senior Manager
9/7/1932                       of Barrett Associates,
(1992)                         Inc., a registered
                               investment adviser,
                               with which he had been
                               associated since prior
                               to 2000. He was
                               formerly Deputy
                               Comptroller and Chief
                               Investment Officer of
                               the State of New York
                               and, prior thereto,
                               Chief Investment
                               Officer of the New York
                               Bank for Savings.

Ruth Block,*** #               Formerly Executive Vice      106       None
500 S.E. Mizner Blvd.          President and Chief
Boca Raton, FL 33432           Insurance Officer of
11/7/1930                      The Equitable Life
(1992)                         Assurance Society of
                               the United States;
                               Chairman and Chief
                               Executive Officer of
                               Evlico (insurance);
                               Director of Avon, BP
                               (oil and gas), Ecolab
                               Incorporated (specialty
                               chemicals), Tandem
                               Financial Group and
                               Donaldson, Lufkin &
                               Jenrette Securities
                               Corporation; Governor
                               at Large, National
                               Association of
                               Securities Dealers,
                               Inc.

David H. Dievler,#             Independent Consultant.      107       None
P.O. Box 167                   Until December 1994 he
Spring Lake, NJ 07762          was Senior Vice
10/23/1929                     President of ACMC
(1992)                         responsible for mutual
                               fund administration.
                               Prior to joining ACMC
                               in 1984, he was Chief
                               Financial Officer of
                               Eberstadt Asset
                               Management since 1968.
                               Prior to that, he was a
                               Senior Manager at Price
                               Waterhouse & Co. Member
                               of American Institute
                               of Certified Public
                               Accountants since 1953.

John H. Dobkin,#               Consultant. Formerly         105       None
P.O. Box 12                    President of Save
Annandale, NY 12504            Venice, Inc.
2/19/1942                      (preservation
(1992)                         organization) from 2001
                               - 2002, Senior Advisor
                               from June 1999 - June
                               2000 and President of
                               Historic Hudson Valley
                               (historic preservation)
                               from December 1989 -
                               May 1999. Previously,
                               Director of the
                               National Academy of
                               Design and during 1988
                               - 1992, Director and
                               Chairman of the Audit
                               Committee of ACMC.

Michael J. Downey,#            Consultant since             106       Asia Pacific Fund,
c/o Alliance Capital           January 2004. Formerly                 Inc. and The Merger
Management L.P.                managing partner of                    Fund
Attn:  Philip L. Kirstein      Lexington Capital, LLC
1345 Avenue of the Americas    (investment advisory
New York, NY 10105             firm) from December
1/26/1944                      1997 until December
(2005)                         2003. Prior thereto,
                               Chairman and CEO of
                               Prudential Mutual Fund
                               Management from 1987 to
                               1993.

D. James Guzy, #               Chairman of the Board        106       Intel Corporation
P.O. Box 128                   of PLX Technology                      (semi-conductors);
Glenbrook, NV 89413            (semi-conductors) and                  Cirrus Logic
3/7/36                         of SRC Computers Inc.,                 Corporation,
(2005)                         with which he has been                 Novellus Corporation
                               associated since prior                 (semi-conductor
                               to 2001. He is also                    equipment); Micro
                               President of the Arbor                 Component Technology
                               Company (private family                (semi-conductor
                               investments).                          equipment); the
                                                                      Davis Selected
                                                                      Advisers Group of
                                                                      Mutual Funds; and
                                                                      LogicVision

Marshall C. Turner, Jr., #     Principal of Turner          106       Toppan Photomasks,
220 Montgomery Street          Venture Associates                     Inc.; the George
Penthouse 10                   (venture capital and                   Lucas Educational
San Francisco, CA 94104-3402   consulting) since prior                Foundation; Chairman
10/10/41                       to 2001. Chairman and                  of the Board of the
(2005)                         CEO, DuPont Photomasks,                Smithsonian's
                               Inc., Austin, Texas,                   National Museum of
                               2003-2005, and                         Natural History
                               President and CEO since
                               company acquired, and
                               name changed to Toppan
                               Photomasks, Inc. in
                               2005

----------
*    There is no stated term of office for the Fund's Directors.
** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.
*** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.
+    Member of the Fair Value Pricing Committee.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

          The Fund's Board of Directors has four standing committees of the Board -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.

          The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met two times during the Fund's most recently completed fiscal year.

          The function of the Governance and Nominating Committee is to nominate persons to fill any vacancies or newly created positions on the Board of Directors. The Governance and Nominating Committee met six times during the Fund's most recently completed fiscal year.

          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Director and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of Alliance's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's net asset value ("NAV") by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

          The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met six times during the Fund's most recently completed fiscal year.

          The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities in all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

                                                         AGGREGATE DOLLAR RANGE
                                                         OF EQUITY SECURITIES IN
                              DOLLAR RANGE OF EQUITY     THE ALLIANCEBERNSTEIN
                              SECURITIES IN THE FUND     FUND COMPLEX AS OF
                              AS OF DECEMBER 31, 2004    DECEMBER 31, 2004
                              -----------------------    -----------------

Marc O. Mayer                 None                       Over $100,000
Ruth Block                    $50,001 - $100,000         Over $100,000
David H. Dievler              $50,001 - $100,000         Over $100,000
John H. Dobkin                $50,001 - $100,000         Over $100,000
Michael J. Downey             None                       None
William H. Foulk, Jr.         $1 - $10,000               Over $100,000
D. James Guzy                 None                       None
Marshall C. Turner, Jr.       None                       Over $100,000

Officer Information
-------------------

          Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS,*              POSITION(S) HELD          PRINCIPAL OCCUPATION
AND DATE OF BIRTH            WITH THE FUND             DURING PAST 5 YEARS
-----------------            ----------------          -------------------

Marc O. Mayer,               President and Chief       See biography above.
10/2/1957                    Executive Officer

Philip L. Kirstein,          Senior Vice President     Senior Vice President
5/29/1945                    and Independent           and Independent
                             Compliance Officer        Compliance Officer of
                                                       the AllianceBernstein
                                                       Funds, with which he has
                                                       been associated since
                                                       October 2004.  Prior
                                                       thereto, he was Of
                                                       Counsel to Kirkpatrick &
                                                       Lockhart, LLP from
                                                       October 2003 to October
                                                       2004, and General
                                                       Counsel of Merrill Lynch
                                                       Investment Managers,
                                                       L.P. from 2000 until
                                                       March 2003.

Thomas J. Bardong,           Vice President            Senior Vice President of
4/28/1945                                              ACMC,** with which he
                                                       has been associated
                                                       since prior to 2000.

Thomas G. Kamp,              Vice President            Senior Vice President of
8/11/1961                                              ACMC,** with which he
                                                       has been associated
                                                       since prior to 2000.

Daniel Nordby,               Vice President            Senior Vice President of
4/27/1944                                              ACMC,** with which he
                                                       has been associated
                                                       since prior to 2000.

Michael J. Reilly,           Vice President            Senior Vice President of
6/3/1964                                               ACMC,** with which he
                                                       has been associated
                                                       since prior to 2000.

Emilie D. Wrapp              Secretary                 Senior Vice President,
11/13/1955                                             Assistant General
                                                       Counsel and Assistant
                                                       Secretary of
                                                       AllianceBernstein
                                                       Investment Research and
                                                       Management, Inc.
                                                       ("ABIRM"),** with which
                                                       she has been associated
                                                       since prior to 2000.

Andrew L. Gangolf,           Assistant Secretary       Senior Vice President
8/15/1954                                              and Assistant General
                                                       Counsel of ABIRM,** with
                                                       which he has been
                                                       associated since prior to
                                                       2000.

Mark D. Gersten,             Treasurer and Chief       Senior Vice President of
10/4/1950                    Financial Officer         AGIS** and Vice
                                                       President of ABIRM,**
                                                       with which he has been
                                                       associated since prior to
                                                       2000.

Vincent S. Noto,             Controller                Vice President of
12/14/1964                                             AGIS,**  with which he
                                                       has been associated
                                                       since prior to 2000.

----------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

          The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended July 31, 2005, the aggregate compensation paid to each of the Directors during calendar year 2004 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the registered investment company nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                           Total Number     Total Number
                                                           of               of
                                                           Investment       Investment
                                                           Companies in     Portfolios
                                                           the              within
                                                           Alliance-        the Alliance-
                                                           Bernstein Fund   Bernstein
                                          Total            Complex          Fund
                                          Compensation     Including the    Complex
                                          from the         Fund, as to      Including the
                                          Alliance-        which            Fund, as to
                                          Bernstein Fund   the Director     which the
                          Aggregate       Complex,         is a             Director is a
Name of Director          Compensation    Including        Director or      Director or
of the Fund               From the Fund   the Fund         Trustee          Trustee
-----------------         -------------   ------------     -----------      -------
Marc O. Mayer             $0              $0                   40             106
Ruth Block                $4,094          $223,200             40             106
David H. Dievler          $4,131          $268,250             41             107
John H. Dobkin            $4,316          $252,900             40             106
Michael J. Downey         $2,228          $0                   40             106
William H. Foulk, Jr.     $6,964          $465,250             42             108
D. James Guzy             $0              $25,350              40             106
Marshall C. Turner, Jr.   $0              $25,350              40             106

          As of October 7, 2005, the D irectors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

--------------------------------------------------------------------------------

                              EXPENSES OF THE FUND

--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

          The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABIRM, the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A, Class B, Class C, Class R and Class K shares in accordance with a plan of distribution that is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

          During the Fund's fiscal year ended July 31, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $4,224,470 which constituted .30% annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $2,725,461. Of the $6,949,931 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $524 was spent on advertising, $12,417 on the printing and mailing of prospectuses for persons other than current shareholders, $5,164,010 for compensation to broker-dealers and other financial intermediaries (including, $1,056,037 to the Fund's Principal Underwriter), $644,813 for compensation to sales personnel, and $1,128,167 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

          During the Fund's fiscal year ended July 31, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $16,895,172, which constituted 1.00% annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $0. Of the $16,895,172 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $213 was spent on advertising, $3,451 on the printing and mailing of prospectuses for persons other than current shareholders, $4,705,450 for compensation to broker-dealers and other financial intermediaries (including, $259,293 to the Fund's Principal Underwriter), $199,864 for compensation to sales personnel, $289,785 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $1,618,559 was spent on interest on Class B shares financing and $10,077,850 was used to offset the distribution service fees paid in prior years.

          During the Fund's fiscal year ended July 31, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $5,856,032, which constituted 1.00% annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $159,011. Of the $6,015,043 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C shares, $72 was spent on advertising, $1,326 on the printing and mailing of prospectuses for persons other than current shareholders, $5,822,034 for compensation to broker-dealers and other financial intermediaries (including, $99,884 to the Fund's Principal Underwriter), $77,949 for compensation to sales personnel, $109,799 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $3,863 was spent on interest on Class C shares financing.

          During the Fund's fiscal year ended July 31, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $412, which constituted .50%, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $33. Of the $445 paid by the Fund and the Adviser under Rule 12b-1 Plan with respect to the Class R shares, $0 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $417 for compensation to broker-dealers and other financial intermediaries (including $46 to the Fund's Principal Underwriters), $0 for compensation to sales personnel, $28 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $0 was spent on interest on Class R shares financing.

          During the Fund's fiscal year ended July 31, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $10, which constituted .25%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $0. Of the $10 paid by the Fund and the Adviser under Rule 12b-1 Plan with respect to the Class K shares, $0 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $0 for compensation to broker-dealers and other financial intermediaries (including $0 to the Fund's Principal Underwriters), $0 for compensation to sales personnel, $2 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $0 was spent on interest on Class K shares financing, and $8 may be used to offset the distribution services fees paid in future years.

          Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares, Class C shares, Class R shares and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fees on the Class B shares and Class C shares and the distribution services fees on the Class R and Class K shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

          With respect to Class A shares of the Fund, distribution expenses accrued by ABIRM in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABIRM's compensation with respect to Class B, Class C, Class R and Class K shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABIRM. Actual distribution expenses for Class B, Class C, Class R and Class K shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and payments received from CDSCs. The excess will be carried forward by ABIRM and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

          Unreimbursed distribution expenses incurred as of the end of the Fund's fiscal year ended July 31, 2005 and carried over for reimbursement in future years in respect of the Class B, Class C, Class R and Class K shares for the Fund were, respectively, $199,004,240 (12.76% of the net assets of Class B), $16,546,563 (3.08% of the net assets of Class C), $0 (0% of the net assets of Class R), and $0 (0% of the net assets of Class K).

          The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD") that effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

          In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

          The Agreement continues in effect so long as such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or "interested persons," as defined in the 1940 Act, of any such party (other than as Directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently, continuance of the Agreement was approved for an additional annual term by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act, at their meeting held on June 15, 2005.

          In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares, Class C shares, Class R shares or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

          AGIS, an indirect wholly-owned subsidiary of the Adviser located principally at 500 Plaza Drive, Secaucus, NJ, 07094 and with operations at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A, Class R, Class K, Class I and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C CDSCs. For the fiscal year ended July 31, 2005, the Fund paid AGIS $11,188,540 pursuant to the Transfer Agency Agreement.

          AGIS acts as the transfer agent for the Fund. AGIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

          Many Fund shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABIRM and/or Alliance pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in your Prospectus in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

          Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

          The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

          The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix B.

          Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds."

General
-------

          Shares of the Fund are offered on a continuous basis at a price equal to their net asset value ("NAV") plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, Alliance and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), or, to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. All of the classes of shares of the Fund, except Class I shares and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

          Investors may purchase shares of the Fund either through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling different classes of shares.

          In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

          The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

          Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

          Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

          Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds may be adversely affected by price arbitrage trading strategies.

          Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectuses. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If a financial intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the financial intermediary and request that the financial intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to a financial intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

          Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

          Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

          The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

          The public offering price of shares of the Fund is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

          The respective NAVs of the various classes of shares of the Fund are expected to be substantially the same. However, the NAVs of the Class B, Class C and Class R shares will generally be slightly lower than the NAVs of the Class A, Class K, Class I and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

          The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m. Eastern time on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m. Eastern time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

          Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares, Class C and Class R shares each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares, and Class I shares and Advisor Class shares do not bear such a fee, (iii) Class B shares and Class C shares bear higher transfer agency costs than those borne by Class A shares, Class R shares, Class K shares, Class I shares and Advisor Class shares, (iv) Class B and Advisor Class shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances and the Class A, Class B and the Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

          The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of the Fund. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

          Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for Group Retirement Plans. See "Alternative Purchase Arrangements - Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

          Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

          During the Fund's fiscal years ended July 31, 2005 and 2004, the fiscal period ended July 31, 2003 and the fiscal year ended November 30, 2002, the aggregate amounts of underwriting commission payable with respect to shares of the Fund were $1,042,300, $1,486,954, $1,896,553, and $3,842,859, respectively. Of that amount, the Principal Underwriters received the amounts of $31,554, $47,224, $64,460, and $136,436, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriters). During the Fund's fiscal years ended July 31, 2005 and 2004, fiscal period ended July 31, 2003 and fiscal year ended November 30, 2002, the Principal Underwriter received CDSCs of $45,277, $110,175, $100,020, and $85,652, respectively, on Class A shares, $1,365,296, $3,014,716, $6,183,467, and $12,364,508, respectively, on Class B shares, and $47,511, $39,304, $129,411, and $267,766, respectively, on Class C shares.

          Class A Shares. The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                  Sales Charge
                                  ------------
                                                                    Discount or
                                                                   Commission to
                                                                    Dealers or
                                     As % of       As % of           Agents of
Amount of                           Net Amount    the Public        up to % of
Purchase                             Invested   Offering Price    Offering Price
--------                             --------   --------------    --------------

Up to $100,000.............          4.44%           4.25%            4.00%
$100,000 up to $250,000....          3.36            3.25             3.00
$250,000 up to $500,000....          2.30            2.25             2.00
$500,000 up to $1,000,000*.          1.78            1.75             1.50

----------
*    There is no initial sales charge on transactions of $1,000,000 or more.

          All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge."

          No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege," below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "--Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire NAV of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

          In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

          Class A Shares - Sales at NAV. The Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

          (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management division;

          (ii) officers and present or former Directors of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

         (iii) the Adviser, Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates;

          (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services; and

          (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans."

          Class B Shares. Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

          Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of the shares.

          Class B shares purchased on or before July 10, 1998, will automatically convert to Class A shares in accordance with the conversion schedule in effect at that time, i.e., six years after the end of the calendar month in which the shareholder's purchase order was accepted.

          For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

          The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six or eight years, as the case may be, after the end of the calendar month in which the shareholder's purchase order was accepted.

          Class C Shares. Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than Class A shares and, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

          Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

          To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

          For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                          Contingent Deferred Sales Charge
                                           for the Fund as a % of Dollar
     Years Since Purchase                     Amount Subject to Charge
     --------------------                     ------------------------

     First                                              4.0%
     Second                                             3.0%
     Third                                              2.0%
     Fourth                                             1.0%
     Fifth and thereafter                               None

          In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.

          Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.

          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs - Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund or, in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.

          Class R Shares. Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a ..50% distribution services fee and thus have a higher expense ratio than Class A shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

          Class K Shares. Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

          Class I Shares. Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million and to certain investment advisory clients of, and certain other persons associated with, Alliance and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

          Advisor Class Shares. Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, (iii) by the categories of investors described in clauses (i) through (iv) under "Class A Shares - Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R or Class K shares.

          Conversion of Advisor Class Shares to Class A Shares. Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans, qualified state tuition programs and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--Advisor Class Shares," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan that satisfies the requirements to purchase shares set forth under "Purchase of Shares--Advisor Class Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Prospectuses and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAVs of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower NAV than Advisor Class shares.

          The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

          The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In order to enable participants investing through group retirement plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A and Class B CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

          Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABIRM measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABIRM may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's distribution service plan.

          Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

          Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABIRM in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

          Class R Shares. Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to front-end sales charge or CDSC, but are subject to a .50% distribution fee.

          Class K Shares. Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

          Class I Shares. Class I shares are available to certain group retirement plans with plan assets of at least $10 million. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

          Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest.

          It is expected that the Fund will eventually offer only Class R, Class K and Class I shares to group retirement plans. Currently, the Fund also makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.

          In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

     o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

     o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

     o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

          Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

          As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Fund into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of the Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

          Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -U.S. Large Cap Portfolio
  -AllianceBernstein 2000 Retirement Strategy
  -AllianceBernstein 2005 Retirement Strategy
  -AllianceBernstein 2010 Retirement Strategy
  -AllianceBernstein 2015 Retirement Strategy
  -AllianceBernstein 2020 Retirement Strategy
  -AllianceBernstein 2025 Retirement Strategy
  -AllianceBernstein 2030 Retirement Strategy
  -AllianceBernstein 2035 Retirement Strategy
  -AllianceBernstein 2040 Retirement Strategy
  -AllianceBernstein 2045 Retirement Strategy
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Quality Bond Portfolio
  -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Health Care Fund, Inc.
AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small/Mid Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein International Portfolio
  -AllianceBernstein Short Duration Portfolio
  -AllianceBernstein Tax-Managed International Portfolio

          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

                    (i)  the investor's current purchase;

                    (ii) the NAV (at the close of business on the previous day)
                         of (a) all shares of the Fund held by the investor and
                         (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse, or child under the age of 21 is the participant; and

                   (iii) the NAV of all shares described in paragraph (ii)
                         owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

          For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

          Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of the Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

          Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of the Fund can obtain a form of Letter of Intent by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

          Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of the Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

          Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

          Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application, while current Fund shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

          CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

          Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

          With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

          Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

          In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABIRM to financial intermediaries selling Class A shares. ABIRM may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

          In the case of Class B shares, ABIRM may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

          In the case of Class C shares, ABIRM may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

          In the case of Class R shares, up to 100% of the Rule 12b-1 fee applicable to Class R shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R shares.

          In the case of Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class K shares.

          In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABIRM may pay a portion of "ticket" or other transactional charges.

          Your financial advisor's firm receives compensation from the Fund, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

          o    upfront sales commissions

          o    12b-1 fees

          o    additional distribution support

          o    defrayal of costs for educational seminars and training

          o payments related to providing shareholder record-keeping and/or transfer agency services

          Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

          In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

          For 2005, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17.5 million. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

          A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABIRM access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABIRM's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

          The Fund and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Fund Operating Expenses" in your Prospectus.

          If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

          Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, Alliance, ABIRM and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

          ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

          Advest
          A.G. Edwards
          AIG Financial Advisors
          Ameriprise Financial Services
          AXA Advisors
          Banc of America
          Bank One Securities Corp.
          BNY Investment Center
          Charles Schwab
          Chase Investment Services
          Citicorp Investment Services
          Citigroup Global Markets
          Commonwealth Financial Network
          Independent Financial Marketing Group
          ING Advisors Network
          Legg Mason
          Lincoln Financial Advisors
          Linsco/Private Ledger
          McDonald Investments
          Merrill Lynch
          Morgan Stanley
          Mutual Service Corporation
          National Financial
          National Planning Holdings
          New England Securities
          PFS Investments
          Piper Jaffray
          Raymond James
          RBC Dain Rauscher
          Securities America
          SunTrust Bank
          UBS AG
          UBS Financial Services
          Uvest Financial Services
          Wachovia Securities
          Walnut Street Securities
          Wells Fargo Investments

          Although the Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                       REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

          Subject only to the limitations described below, the Fund's Charter requires that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

          Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

          To redeem shares of the Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact AGIS to confirm whether a Medallion Signature Guarantee is needed.

          To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

          Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application.

          Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, the Principal Underwriter nor AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the NAV next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a financial intermediary. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above with respect to financial intermediaries is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

          The Fund reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein.

Automatic Investment Program
----------------------------

          Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

          Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $200 monthly minimum.

Exchange Privilege
------------------

          You may exchange your investment in the Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, AGIS must receive and confirm a telephone exchange request by 4:00 p.m. Eastern time, on that day.

          Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call AGIS at
(800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

          Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

          None of the AllianceBernstein Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

--------------------------------------------------------------------------------

                                 NET ASSET VALUE

--------------------------------------------------------------------------------

          The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

          (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

          The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

          The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

          Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above. The Fund may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining the Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

          The assets attributable to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

          Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fee applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

United States Federal Income Taxation of
Dividends and Distributions
----------------------------------------

General
-------

          The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

          If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

          The Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

          The information set forth in your Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in the Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions
---------------------------

          The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

          Some or all of the distributions from the Fund may be treated as "qualified dividend income," taxable to individuals, trusts and estates at a maximum rate of 15% (5% for individuals, trusts and estates in lower tax brackets) if paid on or before December 31, 2008. A distribution from the Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of the 15% tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. The Fund will notify shareholders as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

          Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

          After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

          Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss if the Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

          Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

          Qualified Plans. A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

          Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

          Foreign Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

United States Federal Income Taxation of the Fund
-------------------------------------------------

          The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

          Options, Futures Contracts, and Forward Currency Exchange Contracts. Certain listed options, regulated futures contracts, and forward currency exchange contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward currency exchange contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward currency exchange contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

          Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

          Tax Straddles. Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

          Currency Fluctuations -- "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxes
-----------

          The Fund may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

          The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

          Subject to the general oversight of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Fund. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

          When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

          Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

          The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment responsibilities with respect to all its client accounts.

          The Fund may deal in some instances in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer which is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

          The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund.

          The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co. or Advest, each an affiliate of the Adviser. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. or Advest is an affiliate of the Adviser. With respect to orders placed with SCB & Co. or Advest for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

          During the fiscal years ended July 31, 2005 and 2004, the fiscal period ended July 31, 2003 and the fiscal year ended November 30, 2002, the Fund incurred brokerage commissions amounting in the aggregate to $6,936,024, $11,782,643, $15,101,692, and $33,491,089, respectively. The decrease in brokerage commissions incurred by the Fund between the fiscal year ended July 31, 2005 and the fiscal year ended July 31, 2004 was primarily the result of a decrease in assets in the Fund that resulted in fewer trades. The decrease in brokerage commissions incurred by the Fund between the fiscal year ended 2002 and the period ended July 31, 2003 was the result of a change in the Fund's fiscal year end. During the fiscal years ended July 31, 2004, the fiscal period ended July 31, 2003 and the fiscal year ended November 30, 2002, brokerage commissions amounting in the aggregate to $584,737, $251,758, $830,806, and $1,356,855, respectively, were paid to SCB & Co. During the fiscal year ended July 31, 2005, the brokerage commissions paid to SCB & Co. constituted 8.43% of the Fund's aggregate brokerage commissions. During the fiscal year ended July 31, 2005, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, 5.49% were effected through SCB & Co. During the fiscal year ended July 31, 2005, transactions in the portfolio securities of the Fund aggregated $6,234,275,916. Brokerage commissions of approximately $6,830,194 were allocated to persons or firms supplying research services to the Fund or the Adviser.

Disclosure of Portfolio Holdings
--------------------------------

          The Fund believes that the ideas of Alliance's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

          Alliance has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

          The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Alliance posts portfolio holdings information on Alliance's website (www.AllianceBernstein.com). Alliance posts on the website a complete schedule of the Fund's portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by the Fund's holdings. In addition to the schedule of portfolio holdings, Alliance may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable approximately 20 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

          Alliance may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to Alliance's employees and affiliates that provide services to the Fund. In addition, Alliance may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Fund by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. Alliance does not expect to disclose information about the Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

          Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, however, Alliance's Mutual Fund Compliance Director must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may Alliance or its affiliates receive any consideration or compensation for disclosing the information.

          Alliance has established procedures to ensure that the Fund's portfolio holdings information is only disclosed in accordance with these policies. Only Alliance's Mutual Fund Compliance Director (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in Alliance's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. Alliance's Mutual Fund Compliance Director (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of Alliance or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by Alliance's Mutual Fund Compliance Director (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. Alliance reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with Alliance's policy and any applicable confidentiality agreement. Alliance's Mutual Fund Compliance Director or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, Alliance will promptly terminate the disclosure arrangement.

          In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

Capitalization
--------------

          The Fund is a Maryland corporation organized in 1992. The name of the Fund became "Alliance Premier Growth Fund, Inc." on August 3, 1992, and "AllianceBernstein Premier Growth Fund, Inc." on March 31, 2003. The Fund changed its name to "AllianceBernstein Large Cap Growth Fund, Inc." on December 15, 2004.

          The authorized capital stock of the Fund consists of 3,000,000,000 shares of Class A common stock, 3,000,000,000 shares of Class B common stock, 3,000,000,000 shares of Class C common stock, 3,000,000,000 shares of Class R common stock, 3,000,000,000 shares of Class K common stock, 3,000,000,000 shares of Class I common stock and 3,000,000,000 shares of Advisor Class common stock, each having $.001 par value.

          All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Contract and changes in investment policy, shares of each portfolio would vote as a separate series.

          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

          A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current NAV of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of the Fund has the same rights and is identical in all respects, except that each of Class A, Class B, Class C, Class R and Class K shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

          At the close of business on October 7, 2005, there were 190,235,115 shares of common stock of the Fund outstanding including 68,005,699 Class A shares, 85,281,370 Class B shares, 29,249,667 Class C shares, 5,061 Class R shares, 567 Class K shares, 87,467 Class I shares and 7,605,284 Advisor Class shares. To the knowledge of the Fund, the following persons owned of record or beneficially, 5% or more of a class of the outstanding shares of the Fund as of October 7, 2005:

                                                   No. of
                                                   Shares          % of
Name and Address                                  of Class         Class
----------------                                  --------         -----

Class A
-------

MLPF&S
For the Sole Benefit
  of Its Customers
Attn: Fund Admin
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                      7,689,884          11.30%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                      4,299,322           6.32%

Class B
-------

MLPF&S
For the Sole Benefit
  of Its Customers
Attn: Fund Admin
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                     15,006,648          17.55%

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY  10001-2402                         6,486,444           7.59%

First Clearing LLC
Special Custody Acct For the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9245                       6,771,218           7.92%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                      7,622,910           8.92%

Class C
-------

MLPF&S
For the Sole Benefit
  of Its Customers
Attn: Fund  Admin
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                      8,279,919          28.23%

First Clearing LLC
Special Custody Acct For the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9245                       1,924,467           6.56%

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th Street, Fl. 3
New York, NY  10001-2402                         2,890,473           9.85%

Class R
-------

MG Trust Trustee
Belvedere Lambert & Houck
700 17th Street, Ste. 300
Denver, CO  80202-3531                               4,990          98.60%

Class K
-------

Alliance Capital Management L.P.
Attn: Raymond Cardosi
1 N. Lexington Ave.
White Plains, NY  10601-1712                           567         100.00%

Class I
-------

Union Bank of CA Trust Nominee
Damuth Services Inc. PSP 401K
P.O. Box 85484
San Diego, CA  92186-5484                           60,595          69.28%

Union Bank of CA Trust Nominee
Worldwide Dreams Deferred Comp Pl
P.O. Box 85484
San Diego, CA  92186-5484                           26,305          30.07%

Advisor Class
-------------

Merrill Lynch
Attn: Fund Admin
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                       727,973           9.58%

CollegeBoundfund
CBF-Premier Growth
Customized Allocation 529 Plan
500 Plaza Drive
Secaucus, NJ  07094-3619                         1,497,369          19.71%

Custodian
---------

          State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

          ABIRM, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

          Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

          PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York, 10017, has been appointed as the independent registered public accounting firm for the Fund.

Additional Information
----------------------

          Any shareholder inquiries may be directed to the shareholder's financial intermediary or to AGIS at the address or telephone number shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

--------------------------------------------------------------------------------

                 FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

          The financial statements of the Fund for the year ended July 31, 2005 and the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, are incorporated herein by reference to its annual report. The annual report was filed on Form N-CSR with the Commission on October 11, 2005. It is available without charge upon request by calling AGIS at (800) 227-4618.

--------------------------------------------------------------------------------

                                   APPENDIX A:
                               STOCK INDEX FUTURES

--------------------------------------------------------------------------------

          Stock Index Futures Characteristics. Currently, stock index futures contracts can be purchased or sold with respect to the Standard & Poor's 500 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. The Adviser does not believe that differences in composition of the three indices will create any differences in the price movements of the stock index futures contracts in relation to the movements in such indices. However, such differences in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged. The Fund reserves the right to purchase or sell stock index futures contracts that may be created in the future. Certain exchanges and Boards of Trade have established daily limits on the amount that the price of a stock index futures contract may vary, either up or down, from the previous day's settlement price which limitations may restrict the Fund's ability to purchase or sell certain stock index futures contracts on a particular day.

          Unlike the purchase or sale of a specific security by the Fund, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker through which such transaction is effected or in a segregated account with the Fund's custodian an amount of cash or U.S. Government securities or other liquid high-quality debt securities equal to the market value of the stock index futures contract less any amounts maintained in a margin account with the Fund's broker. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Additional payments of cash, Government securities or other liquid high-quality debt securities, called variation margin, to and from the broker may be made on a daily basis as the price of the underlying stock index fluctuates, a process known as marking to the market. For example, when the Fund has purchased a stock index futures contract and the price of the futures contract has risen in response to a rise in the underlying stock index, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a stock index futures contract and the price of the futures contract has declined in response to a decrease in the underlying stock index, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

          Risks of Transactions in Stock Index Futures. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period for the index, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, over time the value of the Fund's portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Fund and the stocks comprising the index.

          Where futures are purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction over a short time frame.

          Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

          The Fund's Adviser intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

          Successful use of stock index futures by the Fund is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

--------------------------------------------------------------------------------

                                   APPENDIX B:

                            STATEMENT OF POLICIES AND
                          PROCEDURES FOR VOTING PROXIES

--------------------------------------------------------------------------------

Introduction
------------

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies
--------------

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company's auditors.

Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: Alliance Capital believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures
-----------------------

Proxy Voting Committees
-----------------------

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest
---------------------

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote;
(iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers
---------------------------------

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, Alliance Capital believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-us markets may give rise to a number of administrative issues that may prevent alliance capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require alliance capital to provide local agents with power of attorney prior to implementing alliance capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Loaned Securities
-----------------

Many clients of Alliance Capital have entered into securities lending arrangements with agent lenders to generate additional revenue. Alliance Capital will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

Proxy Voting Records
--------------------

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

00250.0451 #607528